    As filed with the Securities and Exchange Commission on April 20, 2009


                                                      Registration No. 033-64410
                                                                       811-07798

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------


                         POST-EFFECTIVE AMENDMENT NO. 20


                                    FORM S-6
                         ------------------------------
                  FOR THE REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                         ------------------------------
A.       Exact name of trust:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                  VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

B.       Name of depositor:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.       Complete address of depositor's principal executive office:

                                51 Madison Avenue
                            New York, New York 10010

D.       Name and complete address of agent for service:

                           Charles F. Furtado, Jr., Esq.
                           New York Life Insurance and
                               Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010

                                    Copy to:


Stephen E. Roth, Esq.                           Thomas F. English, Esq.
Sutherland Asbill & Brennan LLP                 Senior Vice President
1275 Pennsylvania Avenue, NW                    and Chief Insurance Counsel
Washington, DC 20004-2415                       New York Life Insurance Company
                                                51 Madison Avenue
                                                New York, New York  10010


It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[x]  on May 1, 2009 pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]  on ___________ pursuant to paragraph (a)(1) of Rule 485.
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


                          PROSPECTUS DATED MAY 1, 2009


         PLEASE USE ONE OF THE FOLLOWING ADDRESSES FOR SERVICE REQUESTS:


REGULAR MAIL  Variable Products Service Center     OR    EXPRESS MAIL  Variable Products Service Center
              Madison Square Station                                   51 Madison Avenue
              P.O. Box 922                                             Room 251
              New York, NY 10159                                       New York, New York 10010



                            Telephone: 1-800-598-2019

   ALL SUBSEQUENT PREMIUM PAYMENTS AND LOAN REPAYMENTS MUST BE SENT TO US AT:


REGULAR MAIL  NYLIAC                                            EXPRESS MAIL  NYLIAC, Suite 3021
              75 Remittance Drive                                             c/o The Northern Trust
              Suite 3021                                                      Bank
              Chicago, IL 60675-3021                                          350 North Orleans
                                                                              Street
                                                                              Receipt & Dispatch,
                                                                              8(th) Floor
                                                                              Chicago, IL 60654



          This prospectus describes a flexible premium variable universal life insurance policy formerly issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We have discontinued sales of this policy. We will still accept additional premiums under existing policies.

                                 POLICY FEATURES

     LIFE INSURANCE PROTECTION--This policy offers lifetime insurance protection, with a life insurance benefit payable when the Primary Insured dies while the policy is in effect.

     CHOICE OF LIFE INSURANCE BENEFIT OPTIONS--You can choose either a level life insurance benefit equal to the face amount of your policy or a life insurance benefit that varies and is equal to the sum of your policy's face amount and Cash Value. If you choose a benefit that varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. Your policy's life insurance benefit will never be less than the face amount of your policy. The face amount appears on the Policy Data Page of your policy. Under both options, a higher life insurance benefit may apply if necessary for the policy to qualify as life insurance under the IRC. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).

     FLEXIBLE PREMIUM PAYMENTS--You can decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its cash surrender value is insufficient to pay the policy's monthly charges. The Cash Surrender Value of your policy will fluctuate depending on the performance of the investment options you have chosen. The Cash Surrender Value also will fluctuate to reflect the premium payments you make and the charges we deduct.

     LOANS, WITHDRAWALS, AND SURRENDERS--You can borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy's proceeds and Cash Surrender Value. You can also surrender your policy at any time. The Cash Surrender Value of your policy may increase or decrease depending on the performance of the investment options you select. We do not guarantee the Cash Surrender Value for your policy. If you surrender your policy or take a partial withdrawal during the first fifteen Policy Years or within fifteen years after you increase the face amount, we may apply a surrender charge. Loans, withdrawals, and surrenders may have tax consequences.

     FACE AMOUNT INCREASES AND DECREASES--You may increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy's face amount. We may also deduct a surrender charge for any reduction in the face amount.

     REPLACING EXISTING INSURANCE WITH ANY POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO BORROW TO PURCHASE THIS POLICY OR TO TAKE WITHDRAWALS FROM ANOTHER POLICY THAT YOU ALREADY OWN TO MAKE PREMIUM PAYMENTS UNDER THIS POLICY.


                                IMPORTANT NOTICES


     THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE MAINSTAY VP SERIES FUND, INC., THE AIM VARIABLE INSURANCE FUNDS, THE ALGER AMERICAN FUND, THE ALLIANCE BERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., THE CALVERT VARIABLE SERIES, INC., THE DREYFUS INVESTMENT PORTFOLIOS, THE DWS VARIABLE SERIES II, THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE MFS VARIABLE INSURANCE TRUST, THE UNIVERSAL INSTITUTIONAL FUNDS, INC., THE ROYCE CAPITAL FUND, THE T. ROWE PRICE EQUITY SERIES, INC., AND THE VAN ECK WORLDWIDE INSURANCE TRUST (THE "FUNDS", EACH INDIVIDUALLY A "FUND").


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES INVOLVE RISKS, INCLUDING THE POTENTIAL RISK OF LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

INVESTMENT OPTIONS--Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from 39 Investment Divisions (38 of which are available to all policyowners) and a Fixed Account. Policyowners may invest in a total of twenty-one investment options from among the 39 Investment Divisions and the Fixed Account, at any time. The Investment Divisions available under your policy are:




 --  MainStay VP Balanced--Initial Class
 --  MainStay VP Bond--Initial Class
 --  MainStay VP Capital Appreciation--Initial Class
 --  MainStay VP Cash Management
 --  MainStay VP Common Stock--Initial Class
 --  MainStay VP Conservative Allocation--Initial Class
 --  MainStay VP Convertible--Initial Class
 --  MainStay VP Floating Rate--Initial Class
 --  MainStay VP Government--Initial Class
 --  MainStay VP Growth Allocation--Initial Class
 --  MainStay VP High Yield Corporate Bond--Initial Class
 --  MainStay VP ICAP Select Equity--Initial Class
 --  MainStay VP International Equity--Initial Class
 --  MainStay VP Large Cap Growth--Initial Class
 --  MainStay VP Mid Cap Core--Initial Class
 --  MainStay VP Mid Cap Growth--Initial Class
 --  MainStay VP Mid Cap Value--Initial Class
 --  MainStay VP Moderate Allocation--Initial Class
 --  MainStay VP Moderate Growth Allocation--Initial Class
 --  MainStay VP S&P 500 Index--Initial Class
 --  MainStay VP Small Cap Growth--Initial Class
 --  MainStay VP Total Return--Initial Class
 --  AIM V.I. International Growth Fund--Series I Shares
 --  Alger American SmallCap Growth--Class O Shares (formerly Alger
     American Small Capitalization)*
 --  Alliance Bernstein VPS Small/Mid Cap Value Portfolio--Class A Shares
 --  CVS Calvert Social Balanced Portfolio
 --  Dreyfus IP Technology Growth--Initial Shares
 --  DWS Dreman Small Mid Cap Value VIP--Class A Shares
 --  Fidelity(R) VIP Contrafund(R)--Initial Class
 --  Fidelity(R) VIP Equity-Income--Initial Class
 --  Janus Aspen Balanced Portfolio--Institutional Shares (formerly, Janus
     Aspen Series Balanced--Institutional Shares)
 --  Janus Aspen Worldwide Portfolio--Institutional Shares (formerly, Janus
     Aspen Series Worldwide Growth--Institutional Shares)
 --  MFS((R)) Utilities Series--Initial Class
 --  Royce Micro-Cap Portfolio--Investment Class
 --  Royce Small-Cap Portfolio--Investment Class
 --  T. Rowe Price Equity Income Portfolio--I
 --  Van Eck Worldwide Hard Assets Fund
 --  Van Kampen's UIF Emerging Markets Equity Portfolio--Class I
 --  Van Kampen's UIF U.S. Real Estate Portfolio--Class I




-------


* No premiums or transfers will be accepted into the Alger American SmallCap Growth--Class O Shares portfolio from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.




     We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk.

     The NYLIAC Flexible Premium Variable Universal Life Prospectus is posted on our corporate website, www.newyorklife.com.

                                TABLE OF CONTENTS



                                           PAGE
                                           ----
HOW TO REACH US FOR POLICY SERVICES......     5
     Virtual Service Center and
       Interactive Voice Response
       System............................     5
       VSC...............................     5
       IVR...............................     6
DEFINITION OF TERMS......................     7
BASIC QUESTIONS AND ANSWERS ABOUT US AND
  OUR POLICY.............................     9
     What are NYLIAC and New York Life?..     9
     What type of variable life insurance
       policy is described by this
       Prospectus?.......................     9
     How is the policy available for
       issue?............................     9
     What is the Cash Value of the
       policy?...........................     9
     How is the value of an Accumulation
       Unit determined?..................    10
     What is a net premium and how is it
       applied?..........................    10
     What is the Fixed Account?..........    10
     How long will the policy remain in
       force?............................    10
     Is the amount of the death benefit
       guaranteed?.......................    11
     Is the death benefit subject to
       income taxes?.....................    11
     Does the policy have a Cash
       Surrender Value?..................    11
     What is a modified endowment
       contract?.........................    11
     Can the policy become a modified
       endowment contract?...............    11
     What premiums are payable?..........    12
     What are unscheduled premiums?......    12
     When are premiums put into the Fixed
       Account or the Separate Account?..    12
     How are net premiums allocated among
       the Allocation Alternatives?......    12
     Are there charges against the
       policy?...........................    12
     What is the loan privilege?.........    13
     Do I have a right to cancel?........    13
     Can the policy be exchanged, or can
       all amounts be allocated to the
       Fixed Account?....................    14
     How is a person's age calculated?...    14
CHARGES UNDER THE POLICY.................    15
  Deductions from Premiums...............    15
     Sales Expense Charge................    15
     State Premium Tax Charge............    15
     Federal Tax Charge..................    15
  Cash Surrender Value Charges...........    15
     Expense Allocation..................    15
     Monthly Contract Charge.............    16
     Charge for Cost of Insurance
       Protection........................    16
     Guaranteed Minimum Death Benefit
       Rider Charge......................    17
     Other Rider Charges.................    17
  Separate Account Charges...............    17
     Mortality and Expense Risk Charge...    17
     Administrative Charge...............    17
     Other Charges for Federal Income
       Taxes.............................    17
  Fund Charges...........................    17
  Surrender Charges......................    22
     Exceptions to Surrender Charge......    23
  Other Charges..........................    23
     Partial Withdrawal Charge...........    23
     Transfer Charge.....................    23
  Loan Charges...........................    23
  How the Policy Works...................    24
THE SEPARATE ACCOUNT.....................    24
FUNDS AND ELIGIBLE PORTFOLIOS............    25
     Additions, Deletions or
       Substitutions of Investments......    29
     Reinvestment........................    29
     Other Policies......................    29
GENERAL PROVISIONS OF THE POLICY.........    29
     When Life Insurance Coverage
       Begins............................    29
     Premiums............................    29
     Scheduled Premiums..................    30
     Unscheduled Premiums................    30
     Payments Returned for Insufficient
       Funds.............................    30
     Termination.........................    30
     Maturity Date.......................    31
DOLLAR COST AVERAGING....................    32
AUTOMATIC ASSET REALLOCATION.............    33
INTEREST SWEEP...........................    33
DEATH BENEFIT UNDER THE POLICY...........    34
     Face Amount Changes.................    36
     Life Insurance Benefit Option
       Changes...........................    36
CASH VALUE AND CASH SURRENDER  VALUE.....    37
     Cash Value..........................    37
     Transfers...........................    37
     Requesting a Transfer...............    37
     Limits on Transfers.................    38
     Investment Return...................    40
     Cash Surrender Value................    40
     Partial Withdrawals.................    41
POLICY LOAN PRIVILEGE....................    41
     Loan Interest.......................    42
     When Loan Interest is Due...........    42
     Loan Repayment......................    43
     Interest on Loaned Value............    43
     The Effects of a Policy Loan........    43
EXCHANGE PRIVILEGE.......................    44
     Special New York Requirements.......    44
YOUR VOTING RIGHTS.......................    44
OUR RIGHTS...............................    45
DIRECTORS AND PRINCIPAL OFFICERS OF
  NYLIAC.................................    46
THE FIXED ACCOUNT........................    51
     Interest Crediting..................    51
     Transfers to Investment Divisions
       and to the Fixed Account..........    51
FEDERAL INCOME TAX CONSIDERATIONS........    52
     Our Intent..........................    52
     Tax Status of NYLIAC and the
       Separate Account..................    52
     Charges for Taxes...................    52
     Diversification Standards and
       Control Issues....................    52
     Life Insurance Status of Policy.....    53

                                           PAGE
                                           ----
     IRC Section 101(j) -- Impact on
       Employer-Owned Policies...........    53
     Modified Endowment Contract Status..    54
     Policy Surrenders and Partial
       Withdrawals.......................    55
     Policy Loans and Interest
       Deductions........................    56
     Corporate Owners....................    56
     Exchanges or Assignments of
       Policies..........................    56
     Reasonableness Requirement for
       Charges...........................    56
     Living Benefits Rider (Also known as
       Accelerated Benefits Rider).......    56
     Other Tax Issues....................    57
     Withholding.........................    57
ADDITIONAL PROVISIONS OF THE POLICY......    57
     Reinstatement Option................    57
     Additional Benefits Provided By
       Riders............................    58
       Accidental Death Benefit..........    58
       Children's Insurance Rider........    58
       Guaranteed Insurability Rider.....    59
       Guaranteed Minimum Death Benefit
          Rider..........................    59
       GMDB Premium Test (performed on
          each Monthly Deduction Day)....    60
       Living Benefits Rider (also known
          as Accelerated Benefits
          Rider).........................    60
       Monthly Deduction Waiver..........    61
       Spouse's Paid-Up Insurance
          Purchase Option................    61
       Term Insurance On Other Covered
          Insured Rider..................    62
     Payment Options.....................    62
     Payees..............................    63
     Proceeds at Interest Options
       (Options 1A and 1B)...............    63
     Life Income Option (Option 2) (Not
       available in Massachusetts and
       Montana)..........................    63
     Beneficiary.........................    63
     Assignment..........................    64
     Transfer of Ownership...............    64
     Limits on Our Rights to Challenge
       the Policy........................    64
     Misstatement of Age or Sex..........    64
     Suicide.............................    64
     When We Pay Proceeds................    64
RECORDS AND REPORTS......................    65
DISTRIBUTION AND COMPENSATION
  ARRANGEMENTS...........................    66
LEGAL PROCEEDINGS........................    67
FINANCIAL STATEMENTS.....................    67
NYLIAC AND SEPARATE ACCOUNT..............
FINANCIAL STATEMENTS.....................   F-1



     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

     THE INVESTMENT DIVISIONS OFFERED THROUGH THE NYLIAC VUL POLICY AND DESCRIBED IN THIS PROSPECTUS ARE DIFFERENT AND MAY HAVE DIFFERENT INVESTMENT PERFORMANCE FROM MUTUAL FUNDS THAT MAY HAVE SIMILAR NAMES, THE SAME ADVISER, THE SAME INVESTMENT OBJECTIVE AND POLICY AND SIMILAR PORTFOLIO SECURITIES.

                       HOW TO REACH US FOR POLICY SERVICES

     You can send service requests to us at one of the Variable Products Service Center (VPSC) addresses listed on the first page of this prospectus. In addition, as described below, you can contact us through the Internet at our Virtual Service Center (VSC) and through an automated telephone service called the Interactive Voice Response System (IVR). We make the VSC and IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform New York Life or NYLIAC of an address change so that you can receive important statements.

     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through our Virtual Service Center once they have passed all security protocols to identify the policyowner.

VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers, allocation changes and loans. We may revoke VSC and IVR privileges for certain policyowners. (See "CASH VALUE AND CASH SURRENDER VALUE--Limits On Transfers.")

     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN. We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     In order to obtain policy information online via the VSC, you are required to register for access. Visit WWW.NEWYORKLIFE.COM/VSC and click the "Register Now" button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if a policy is jointly owned. Transfer, allocation change and loan requests received after the earlier of (a) the closing of regular trading on the New York Stock Exchange or (b) 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

     We make the VSC and the IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus.

     VSC

     The VSC is available Monday through Friday, from 7 a.m. until 4 a.m. and Saturdays, from 7 a.m. to 10 p.m. (Eastern Time).

     The VSC enables you to

       -- e-mail your registered representative or VPSC;

       -- view and download statements;

       -- obtain current policy values;

       -- transfer assets between investment options;

       -- change the allocation of future premium payments;

       -- change your address;


       -- obtain service forms;



       -- reset your password; and



       -- sign up to receive future prospectuses and policyowner annual and semi-annual reports for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts, or organizations at this time.


     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to

       -- obtain current policy values;

       -- transfer assets between investment options;

       -- change the allocation of future premium payments;

       -- request a loan on your policy; and

       -- speak with one of our Customer Service Representatives on Business
          Days, Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern
          Time).

     By sending a completed Telephone Request Form to VPSC at one of the addresses listed on the first page of this prospectus, you can authorize a third party to access your policy information and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.




     NYLIAC does not permit current or former Registered Representatives to obtain authorization to effect policy transactions through the Telephone Request Form. Authorization to these Registered Representatives will be limited to accessing policy information only.





     You may authorize us to accept instructions from your Registered Representative or the registered service assistant assigned to your policy in order to perform premium allocations and transfers among the Investment Divisions of the Separate Account and the Fixed Account. To authorize the Registered Representative(s) or the registered service assistants assigned to your policy to perform premium allocations and transfers among the Investment Divisions of the Separate Account and the Fixed Account, you must send VPSC a completed Trading Authorization Form to one of the addresses noted on the first page of this Prospectus. We may revoke Trading Authorization privileges for certain policyowners (See "Limits on Transfers"). Trading Authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.



     NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures.

                               DEFINITION OF TERMS

ACCUMULATION UNIT: An accounting unit used to calculate the values under the policy held in the Separate Account.

ACCUMULATION VALUE: The value of Accumulation Units in the Investment Divisions of the Separate Account. The Accumulation Value is equal to the sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Divisions.


ALLOCATION ALTERNATIVES: The 39 Investment Divisions of the Separate Account, 38 of which are available to all policyowners, and the Fixed Account.


BENEFICIARY: The person(s) or entity(ies) you name to receive insurance proceeds after the Insured dies.


BUSINESS DAY: Any day on which the New York Stock Exchange ("NYSE") is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.


CASH SURRENDER VALUE: An amount payable to you upon surrender of the policy. This amount is equal to the Cash Value less any surrender charges, any deferred contract charges, and any Policy Debt. However, for purposes of determining whether the policy lapses, any deferred contract charge will not be considered during the deferral period.

CASH VALUE:  The sum of the Accumulation Value and the value in the Fixed
Account.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Amounts in the Fixed Account are part of NYLIAC's general account, which is subject to the claims of its general creditors.

FUND:  An open-end management investment company.

GUIDELINE ANNUAL PREMIUM: On the Policy Date, it is the annual premium for the benefits provided, based on guaranteed mortality and expense risk charges and an interest rate of 4%. It is the same as "guideline level premium," as defined in
Section 7702 of the IRC.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The day we approve and issue the policy.

MONTHLY DEDUCTION DAY: The date we deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date.

POLICY DATA PAGE: Page 2 of the policy, which contains the policy specifications.

POLICY DATE: The date we use as the starting point for determining policy anniversaries, Policy Years, and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you cannot choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of the obligation from a policyowner to NYLIAC from outstanding loans. This amount includes any loan interest accrued to date.

POLICY YEAR: The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

PRIMARY INSURED:  The person who is insured under the base policy.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums paid under the policies.

SURRENDER CHARGE GUIDELINE ANNUAL PREMIUM: Same as Guideline Annual Premium, except that the calculation assumes 5% interest rate, Life Insurance Benefit Option 1, and assumes that there are no riders. It is used for purposes of calculating surrender charges.

VPSC:  Variable Products Service Center.

VSC: Virtual Service Center. The VSC provides up-to-date policy information through the Internet. See "How to Reach Us for Policy Services" for additional details.

               BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

     1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. This prospectus includes NYLIAC's financial statements.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC held assets of $82.2 billion at the end of 2008. New York Life has invested in NYLIAC, and may, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.


     2. WHAT TYPE OF VARIABLE LIFE INSURANCE POLICY IS DESCRIBED BY THIS PROSPECTUS?

     In this prospectus, we describe a flexible premium variable universal life insurance policy. The policy provides for a death benefit, Cash Value, loan privileges, and flexible premiums. It is called "flexible" because you may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the face amount (subject to certain restrictions). It is called "variable" because the death benefit may, and the Cash Value will, go up or down depending on the performance of the Investment Division(s) to which Cash Value is allocated.

     The policy is a legal contract between you and NYLIAC. The entire contract consists of the policy, the application, and any riders to the policy.

     3. HOW IS THE POLICY AVAILABLE FOR ISSUE?

     The policy is no longer available for issue.

     4. WHAT IS THE CASH VALUE OF THE POLICY?

     The Cash Value is determined by (1) the amount and timing of premiums, (2) the investment experience of the Investment Divisions you selected, (3) the interest credited to amounts in the Fixed Account, and (4) any partial withdrawals and charges imposed on the policy. You bear the investment risk of any depreciation in value of the assets underlying the Investment Divisions, but you also reap the benefit of any appreciation in their value.

     5. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?

     We calculate an Accumulation Unit value each day that the New York Stock Exchange ("NYSE") is open for regular trading. We do this at the close of the NYSE (currently 4:00 p.m. Eastern Time). We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior day when the NYSE was open by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                     (a / b) - c

Where:a = the sum of:

                    (1) the net asset value of a Portfolio share held in the
                        Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                    (2) the per share amount of any dividends or capital gain
                        distributions made by the Portfolio for shares held on the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

               b = the net asset value of a Portfolio share held in the Separate
                   Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

               c = a factor representing the mortality and expense risk charges and the administrative charges. This factor is deducted on a daily basis and is currently equal, on an annual basis, to .70% (.60% for mortality and expense risk and .10% for administrative charges) of the daily net asset value of a Portfolio share in the Separate Account for that Investment Division.

     The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.

     6. WHAT IS A NET PREMIUM AND HOW IS IT APPLIED?


     When you give us a premium payment, we deduct the sales expense, state premium tax, and federal tax charges from your premium. We call the remainder the "net premium". You may allocate this net premium among the 40 Allocation Alternatives. The Allocation Alternatives currently consist of 39 Investment Divisions (38 of which are available to all policyowners) and the Fixed Account. You can only have money, however, in a maximum of 21 Allocation Alternatives, including the Fixed Account at any one time. The 39 Investment Divisions (38 of which are available to all policyowners) are listed on the second page of the prospectus.


     7. WHAT IS THE FIXED ACCOUNT?

     As an alternative to the Investment Divisions, you can allocate or transfer amounts to the Fixed Account. We will credit any amounts in the Fixed Account with a fixed interest rate, which we declare periodically in advance at our sole discretion. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All net premiums allocated or amounts transferred less amounts withdrawn, transferred from, or charged against the Fixed Account receive the interest rate in effect at that time. Different rates may apply to loaned and unloaned funds.

     8. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The policy does not automatically terminate if you do not pay the scheduled premiums. Payment of these premiums does not guarantee the policy will remain in force. The policy terminates only when the Cash Surrender Value is insufficient to pay the policy's monthly deductions or when there is any outstanding Policy Debt that exceeds the Cash Value less surrender charges and deferred contract charge, and a late period expires without sufficient payment. In New York, policies issued on or after May 1, 1995 will terminate at the Insured's age 100. Additional provisions apply to policies with a Guaranteed

Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY--Additional Benefits Provided By Riders--Guaranteed Minimum Death Benefit Rider.

     9. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?

     As long as the policy remains in force, the death benefit will be equal to the amount calculated under the applicable life insurance benefit option you selected, plus any death benefit payable on the Primary Insured under a rider, and less any Policy Debt. See DEATH BENEFIT UNDER THE POLICY. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY--Additional Benefits Provided By Riders--Guaranteed Minimum Death Benefit Rider.

     10. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

     The Beneficiary may generally exclude the death benefit paid under a policy from his/her gross income for federal income tax purposes. See FEDERAL INCOME TAX CONSIDERATIONS.

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies for more information.

     11. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

     You can surrender the policy at any time and receive its Cash Surrender Value. We also allow partial withdrawals subject to certain restrictions. The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Accumulation Value and the amount held in the Fixed Account. It may increase or decrease daily.

     If you choose to surrender your policy, you must provide written notification, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus.

     For federal income tax purposes, you are not usually taxed on increases in the Cash Surrender Value until you actually surrender the policy. You may, however, be taxed on all or a part of the amount distributed for certain partial withdrawals and policy loans. See CASH VALUE AND CASH SURRENDER VALUE--Cash Surrender Value, and FEDERAL INCOME TAX CONSIDERATIONS.

     12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

     A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven Policy Years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions during your lifetime, including collateral assignments, loans, and partial withdrawals are taxable if there is a gain in the policy. In addition, you may also incur a penalty tax if the distribution occurs when you are not yet age 59 1/2.

     13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?

     The policy can become a modified endowment contract. We currently test a policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven contract years. We base the test on the benefits applied for in the policy application and the initial premium requested, and on the assumption that there are no increases in premiums or changes in benefit structure during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. See FEDERAL INCOME TAX CONSIDERATIONS--Modified Endowment Contract Status.

     14. WHAT PREMIUMS ARE PAYABLE?

     The Policy Data Page shows the amount and interval of any scheduled premiums. A scheduled premium (also known as a planned premium) does not have to be paid to keep the policy in force if there is enough Cash Surrender Value to cover the charges made on the Monthly Deduction Day. You may increase or decrease the amount of any scheduled premium subject to the limits we set. You may not, however, make a premium payment that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy's qualification as "life insurance". You may also change the frequency of premiums subject to our minimum premium rules. Scheduled premiums end on the policy anniversary on which the Insured is age 95. Premium payments must be made to one of the addresses listed on the first page of this prospectus.

     15. WHAT ARE UNSCHEDULED PREMIUMS?

     While the Insured is living, you can pay unscheduled premiums (also known as unplanned premiums) at any time before the policy anniversary on which the Insured is age 95. Any unscheduled premiums must equal at least $50. You may not, however, make a premium payment that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy's qualification as "life insurance". Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that premium and applying it to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, an unscheduled premium may be made once each Policy Year. Subsequent premium payments must be made to one of the addresses listed on the first page of this prospectus. For details see GENERAL PROVISIONS OF THE POLICY--Premiums.

     16. WHEN ARE PREMIUMS PUT INTO THE FIXED ACCOUNT OR THE SEPARATE ACCOUNT?

     On the Business Day we receive a premium, we first deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We also deduct the state premium tax and federal tax charges. After the end of the Free Look period, we will apply the balance of the premium (the net premium) to the Separate Account and the Fixed Account, in accordance with your allocation election in effect at the time when the premium is received. We will do this before any other deductions that may be due are made. (Deductions are described in greater detail in Question 18, "Are there charges against the policy?")

     17. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?


     You can allocate net premiums to a maximum of 21 of the 40 Allocation Alternatives, which include the 39 variable Investment Divisions (38 of which are available to all policyowners) plus the Fixed Account. You can also raise or lower the percentages of the net premium (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a premium payment. We will allocate net premiums in accordance with your instructions.


     You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses listed on the first page of the prospectus. Premium allocation selections received after market close will be effective the next business day.

     18. ARE THERE CHARGES AGAINST THE POLICY?

     We deduct three charges from each premium, whether scheduled or unscheduled. A sales expense charge not to exceed 5% is used to partially cover sales expenses. We also deduct 2% and 1.25% for state premium tax and federal tax charges, respectively. We allocate each premium, net of these charges, to the Fixed Account or the Investment Divisions. Each becomes a part of the Cash Value. See CHARGES UNDER THE POLICY--DEDUCTIONS FROM PREMIUMS.

     On each Monthly Deduction Day, we make the following deductions from the policy's Cash Surrender Value:

          (a) A monthly contract charge not to exceed, on an annual basis, the amount shown on the Policy Data Page (In the first Policy Year, the excess of the monthly charge over the amount of the monthly charge applicable in renewal years is deferred to the earlier of the first policy anniversary or surrender of the policy. However, if the policy is surrendered in the first Policy Year, the full amount deferred is deducted.);

          (b) The monthly cost of insurance; and

          (c) The monthly cost for any riders attached to the policy.

     We may also make a deduction for any temporary flat extras as set forth on the Policy Data Page. A temporary flat extra is a charge per $1,000 of the net amount at risk made against the Cash Value for the amount of time specified on the Policy Data Page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.

     The Monthly Deduction Day is shown on the Policy Data Page. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. Subsequent Monthly Deduction Days will be on each monthly anniversary of the Policy Date.

     Some deductions are made on a daily basis against the assets of the Investment Divisions. We assess daily charges, calculated at an annual rate of ..60% and .10% of the value of the assets of each Investment Division, for mortality and expense risks and administrative charges, respectively. We may change the mortality and expense risk charge at our option subject to a maximum charge of .90%. Similarly, we may calculate tax assessments daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Investment Divisions for federal income taxes attributable to them.

     In addition, the value of the shares of each Portfolio reflects advisory fees, administration fees, and other expenses deducted from the assets of each Portfolio. Upon a surrender or requested decrease in the policy's face amount, including decreases caused by a change in the life insurance benefit option, we assess a surrender charge. A partial withdrawal or a change in the life insurance benefit option may result in a decrease in face amount. We deduct the surrender charge from the Cash Value at the time of surrender or decrease.

     Partial withdrawals of Cash Value are also subject to a charge not to exceed the lesser of $25 or 2% of the amount withdrawn. See CHARGES UNDER THE POLICY and FEDERAL INCOME TAX CONSIDERATIONS.

     19. WHAT IS THE LOAN PRIVILEGE?

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt.

     20. DO I HAVE A RIGHT TO CANCEL?

     You have the right to cancel the policy at any time during the Free Look period and receive a refund. The Free Look period begins on the date you receive the policy. It ends 20 days later (or as otherwise required by state law). To receive a refund you must return the policy to Variable Products Service Centers at one of the addresses listed on the first page of this prospectus (or to any other address we indicate to you in writing), or to the registered representative from whom you purchased the policy. You may cancel increases in the Face Amount of your policy under the same time limits.

     21. CAN THE POLICY BE EXCHANGED, OR CAN ALL AMOUNTS BE ALLOCATED TO THE FIXED ACCOUNT?

     You have the right during the first two Policy Years to either (1) exchange the policy for a permanent fixed benefit policy we offer for this purpose, or
(2) transfer all of the policy's Cash Value to the Fixed Account. Similar rights are available during the first two years after an increase in the policy's face amount. Policies issued in Colorado, Massachusetts, and New York have special rights when NYLIAC changes the objective of an Investment Division. See your policy for additional details, as well as EXCHANGE PRIVILEGE, and OUR RIGHTS.

     22. HOW IS A PERSON'S AGE CALCULATED?

     When we refer to a person's age on any date, we mean his or her age on the nearest birthday. However, the cost of insurance charges will be based on the Insured's age on the birthday nearest to the prior policy anniversary.

                            CHARGES UNDER THE POLICY

     We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks, and for incurring certain expenses in distributing the policy.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium, whether scheduled or unscheduled, we will deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We will also deduct a state premium tax charge, which is an amount equal to the expected average state premium tax, and a federal tax charge. The net premium will be applied to the Separate Account and Fixed Account in accordance with your allocation election in effect at that time, and before any other deductions which may be due are made.

     SALES EXPENSE CHARGE

     We will deduct a sales expense charge not to exceed 5% of any premium and in addition to the surrender charge (for a discussion of the surrender charge, see CHARGES UNDER THE POLICY--Surrender Charges). The sales expense charge is currently eliminated after the tenth Policy Year. We reserve the right to impose this charge after Policy Year 10. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC's surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the policy, see DISTRIBUTION AND COMPENSATION ARRANGEMENTS.

     STATE PREMIUM TAX CHARGE


     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners, currently ranging from 0% to 3.5% of your premium payments. The premium tax may be higher in certain U.S. territories. We currently deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in applicable law. Our right to increase this charge is limited in some jurisdictions by law.


     FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law and subject to any required approval of the Securities and Exchange Commission (the "SEC").

CASH SURRENDER VALUE CHARGES

     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from the Policy's Cash Surrender Value. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the Accumulation Value and the value in the Fixed Account in proportion to the non-loaned Cash Value in the Separate Account and the Fixed Account.

     EXPENSE ALLOCATION

     With the Expense Allocation feature, you have the choice of how to allocate the policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, and the monthly contract charge. You can instruct NYLIAC, at the time of the application and at any time thereafter, to have the expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions including any unloaned amount in the Fixed Account.

     MONTHLY CONTRACT CHARGE

     In the first Policy Year, there is a charge currently equal to $312 on an annual basis to compensate us for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims, and communicating with policyowners. In subsequent Policy Years, the charge currently is equal to $84 on an annual basis. These charges are not designed to produce a profit. These charges may increase or decrease, but they will never exceed $324 on an annual basis in the first Policy Year and $96 in each subsequent Policy Year. These charges are deducted on each Monthly Deduction Day. In the first Policy Year, we will defer the deduction of the excess of the annual charge over the amount of the annual charge applicable in renewal years (currently $228) until the earlier of (1) the first policy anniversary or (2) the date you surrender the policy.

     CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Surrender Value of your policy. This charge covers the cost of providing life insurance benefits to you.


     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate that applies to the Primary Insured at that time and multiplying the result by the net amount at risk on the Monthly Deduction Day divided by 1.0032737. The net amount at risk is based on the difference between the current life insurance benefit of your policy and the policy's Cash Value. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. If you request and we approve an increase in your policy's face amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the Primary Insured's age and circumstances at the time of the increase.



     We determine base the initial rate of the monthly cost of insurance we apply to your policy based upon underwriting. This determination is based upon various factors including the insured's issue age, gender, underwriting class and Policy Year. We may change these rates from time to time based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The current rates, however, will never be more than the guaranteed maximum rates shown on the Policy Data Page. If the Primary Insured is age 17 or under when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the Primary Insured is age 18 or higher when the policy is issued, and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the Primary Insured's underwriting class.



     We base the guaranteed rates for policies that insure Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you elect this optional benefit, we will charge you an amount equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy Data Page.

     OTHER RIDER CHARGES


     In addition to the Guaranteed Minimum Death Benefit Rider, each month we will deduct charges if any of the following optional riders are in effect: the Accidental Death Benefit Rider, the Children's Insurance Rider, the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, and the Term Insurance on Other Covered Insured Rider. In addition, a one-time charge will apply if you exercise the Living Benefits Rider. See "Additional Provisions of the Policy--Additional Benefits Provided by Riders" for more information.


SEPARATE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE

     We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated. If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC's surplus. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

       -- Current Mortality and Expense Risk Charge -- We currently deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of 0.60% of the average daily net asset value of each Investment Division.

       -- Guaranteed Mortality and Expense Risk Charge -- While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.90% of the average daily net asset value of each Investment Division.

     ADMINISTRATIVE CHARGE

     We charge the Investment Divisions a daily charge for providing policy administrative services equal, on an annual basis, to 0.10% of the average daily net asset value of the Separate Account. This charge is not designed to produce a profit and is guaranteed not to increase.

     OTHER CHARGES FOR FEDERAL INCOME TAXES

     We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we reserve the right to make such a charge to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS.

FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges that are provided by the Funds or their agents, which are based on 2008 expenses and may reflect estimated charges:

     Funds' Annual Operating Expenses (expenses that are deducted from Fund assets)*



                                                               MINIMUM    MAXIMUM
                                                               -------    -------
Total Annual Fund Companies' Operating Expenses**...........    0.35%      1.62%




  ---------------------

  * Expressed as a percentage of average net assets for the fiscal year ended December 31, 2008. This information is provided by the Funds and their agents, and is based on 2008 expenses. We have not verified the accuracy of this information.


  ** Expenses that are deducted from Fund assets, including management fees, distribution fees, and other expenses.


                  ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES#



----------------------------------------------------------------------------------------------------------------
                                                                                          ESTIMATED       TOTAL
                                                                                         UNDERLYING       FUND
                                              ADVISORY    ADMINISTRATION     OTHER     PORTFOLIO FEES    ANNUAL
                    FUND                         FEE            FEE        EXPENSES     AND EXPENSES    EXPENSES
----------------------------------------------------------------------------------------------------------------
MainStay VP Conservative
Allocation -- Initial Class                     0.00%          0.00%         0.06%          0.74%(1)      0.80%(2)
----------------------------------------------------------------------------------------------------------------
MainStay VP Growth Allocation -- Initial
  Class                                         0.00%          0.00%         0.07%          0.87%(1)      0.94%(2)
----------------------------------------------------------------------------------------------------------------
MainStay VP Moderate Allocation -- Initial
  Class                                         0.00%          0.00%         0.06%          0.79%(1)      0.85%(2)
----------------------------------------------------------------------------------------------------------------
MainStay VP Moderate Growth
  Allocation -- Initial Class                   0.00%          0.00%         0.06%          0.85%(1)      0.91%(2)
----------------------------------------------------------------------------------------------------------------




# Shown as a percentage of average net assets for the fiscal year ended December 31, 2008, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2008 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(1) In addition to the Total Annual Fund Operating Expenses that the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the other Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's estimated indirect expense from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2008. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Portfolios/Underlying Funds and the actual expenses of the Underlying Portfolios/Funds.





(2) Effective May 1, 2008 the Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that "Net Annual Portfolio Operating Expenses" do not exceed the following percentages of daily average net assets: Initial Class, 0.25% and Service Class, 0.50%. These expense limitations will be in effect through May 1, 2010 and may be modified or terminated only with the approval of the Board of Directors. There is no guaranty that these expense limitations will continue beyond that date. New York Life Investments may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. At December 31, 2008, the Portfolio had no such amounts available for recoupment.



------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL
                                                                                                    FUND
                                              ADVISORY    ADMINISTRATION   12B-1     OTHER         ANNUAL
                   FUND                         FEES           FEES         FEES    EXPENSES     EXPENSE(A)
------------------------------------------------------------------------------------------------------------
MainStay VP Balanced -- Initial Class       0.75%(b)        0.00%          0.00%   0.08%       0.83%
------------------------------------------------------------------------------------------------------------
MainStay VP Bond -- Initial Class           0.49%(c)(d)     0.00%          0.00%   0.06%       0.55%
------------------------------------------------------------------------------------------------------------

MainStay VP Capital Appreciation
  -- Initial Class                          0.61%(g)(d)     0.00%          0.00%   0.05%(e)    0.66%(f)
------------------------------------------------------------------------------------------------------------
MainStay VP Cash Management                 0.43%(h)        0.00%          0.00%   0.07%       0.50%(rr)
------------------------------------------------------------------------------------------------------------
MainStay VP Common Stock -- Initial Class   0.54%(i)(d)     0.00%          0.00%   0.06%(e)    0.60%(f)
------------------------------------------------------------------------------------------------------------

MainStay VP Convertible -- Initial Class    0.60%(j)(d)     0.00%          0.00%   0.07%       0.67%
------------------------------------------------------------------------------------------------------------
MainStay VP Floating Rate -- Initial Class  0.60%(k)        0.00%          0.00%   0.09%       0.69%
------------------------------------------------------------------------------------------------------------
MainStay VP Government -- Initial Class     0.50%(l)        0.00%          0.00%   0.07%       0.57%
------------------------------------------------------------------------------------------------------------

MainStay VP High Yield Corporate
  Bond -- Initial Class                     0.57%(m)(d)     0.00%          0.00%   0.05%       0.62%
------------------------------------------------------------------------------------------------------------
MainStay VP ICAP Select Equity -- Initial
  Class                                     0.77%(n)        0.00%          0.00%   0.06%       0.83%
------------------------------------------------------------------------------------------------------------
MainStay VP International Equity
  -- Initial Class                          0.89%(o)(d)     0.00%          0.00%   0.13%       1.02%(f)(p)
------------------------------------------------------------------------------------------------------------

MainStay VP Large Cap Growth -- Initial
  Class                                     0.75%(q)(d)     0.00%          0.00%   0.06%       0.81%(ss)
------------------------------------------------------------------------------------------------------------
MainStay VP Mid Cap Core -- Initial Class   0.85%(r)        0.00%          0.00%   0.09%(e)    0.94%(f)
------------------------------------------------------------------------------------------------------------
MainStay VP Mid Cap Growth -- Initial
  Class                                     0.75%(s)        0.00%          0.00%   0.07%(e)    0.82%(f)
------------------------------------------------------------------------------------------------------------

MainStay VP Mid Cap Value -- Initial Class  0.70%(t)        0.00%          0.00%   0.07%(p)    0.77%
------------------------------------------------------------------------------------------------------------
MainStay VP S&P 500 Index -- Initial Class  0.30%(u)        0.00%          0.00%   0.05%       0.35%
------------------------------------------------------------------------------------------------------------

MainStay VP Small Cap Growth -- Initial
  Class                                     0.90%(v)        0.00%          0.00%   0.09%(e)    0.99%(f)
------------------------------------------------------------------------------------------------------------

MainStay VP Total Return -- Initial Class   0.57%(w)(d)     0.00%          0.00%   0.09%       0.66%
------------------------------------------------------------------------------------------------------------

AIM V.I. International Growth
  Fund -- Series I Shares                   0.71%(k)        0.00%          0.00%   0.37%(x)    1.08%(y)(z)
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL
                                                                                                    FUND
                                              ADVISORY    ADMINISTRATION   12B-1     OTHER         ANNUAL
                   FUND                         FEES           FEES         FEES    EXPENSES     EXPENSE(A)
------------------------------------------------------------------------------------------------------------
Alger American SmallCap Growth -- Class O
  Shares*                                   0.81%(k)        0.00%          0.00%   0.11%       0.92%
------------------------------------------------------------------------------------------------------------

AllianceBernstein VPS Small / Mid Cap
  Value Portfolio -- Class A Shares         0.75%(k)        0.00%          0.00%   0.11%       0.86%
------------------------------------------------------------------------------------------------------------

CVS Calvert Social Balanced Portfolio       0.425%(aa)      0.275%(aa)     0.00%   0.22%(bb)   0.92%(cc)
------------------------------------------------------------------------------------------------------------

Dreyfus IP Technology Growth -- Initial
  Class                                     0.75%(k)        0.00%          0.00%   0.11%(dd)   0.86%
------------------------------------------------------------------------------------------------------------

DWS Dreman Small Mid Cap Value
  VIP -- Class A Shares                     0.64%(k)        0.00%          0.00%   0.15%(ee)   0.79%
------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Contrafund(R) -- Initial
  Class                                     0.56%(k)        0.00%          0.00%   0.10%       0.66%(ff)
------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Equity Income -- Initial
  Class                                     0.46%(k)        0.00%          0.00%   0.11%       0.57%
------------------------------------------------------------------------------------------------------------

Janus Aspen Balanced
  Portfolio -- Institutional Shares         0.55%(gg)       0.00%          0.00%   0.02%       0.57%(hh)
------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide
  Portfolio -- Institutional Shares(jj)     0.50%(ii)       0.00%          0.00%   0.03%       0.53%(hh)
------------------------------------------------------------------------------------------------------------
MFS Utilities Series -- Initial Class       0.72%(k)        0.00%          0.00%   0.09%       0.81%(kk)
------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Portfolio -- Initial Class  1.25%           0.00%          0.00%   0.07%       1.32%
------------------------------------------------------------------------------------------------------------
Royce Small-Cap Portfolio -- Initial Class  1.00%           0.00%          0.00%   0.07%       1.07%
------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio -- I  0.85%(ll)       0.00%          0.00%   0.00%       0.85%
------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets               0.88%(k)        0.00%          0.00%   0.12%(mm)   1.00%
------------------------------------------------------------------------------------------------------------
Van Kampen's UIF Emerging Markets Equity
  Portfolio -- Class I(nn)                  1.21%(k)        0.00%          0.00%   0.41%       1.62%(oo)
------------------------------------------------------------------------------------------------------------
Van Kampen's UIF U.S. Real Estate
  Portfolio -- Class I(nn)                  0.77%(k)        0.00%          0.00%   0.30%(pp)   1.07%(oo)(qq)
------------------------------------------------------------------------------------------------------------




* No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.



(a) Shown as a percentage of average net assets for the fiscal year ended December 31, 2008, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2008 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(b) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is as annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $1 billion; and 0.70% on assets over $1 billion.



(c) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



(d)     Expenses have been restated to reflect current fees.



(e) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(f) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of the Portfolio's Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.



(g) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.61% on assets up to $1 billion; and 0.50% on assets over $1 billion.



(h) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.



(i) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.



(j) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.60% on assets up to $1 billion; and 0.50% on assets over $1 billion.



(k)     The fees designated as "Advisory Fees" reflect "Management Fees."



(l) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



(m) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.



(n) The fees designated as "Advisory Fees" reflect "Management Fees". The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million to $1 billion; and 0.74% on assets over $1 billion. Effective May 1, 2008, New York Life Investments has agreed to contractually waive a portion of its

        Management Fee so that the fee is 0.75% on assets up to $250 million; 0.70% on assets from $250 million to $1 billion; and 0.69% on assets over $1 billion. This waiver will be in effect through May 1, 2010 and may be modified or terminated only with Board approval. There is no guarantee that this contractual waiver will continue beyond that date.



(o) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.



(p) In addition to the Net Annual Fund Operating Expenses that the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the other Underlying Portfolios/Funds in which the Portfolio invests. The table in the Portfolio's Prospectus shows the Portfolio's estimated indirect expenses from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2008. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Portfolios/Underlying Funds and the actual expenses of the Underlying Portfolios/Funds.



(q) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.



(r) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.



(s) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; and 0.70% on assets over $500 million.



(t) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.70% on assets up to $500 million; and 0.65% on assets over $500 million.



(u) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.30% on assets up to $1 billion; 0.275% on assets from $1 billion to $2 billion; 0.265% on assets from $2 billion to $3 billion; and 0.25% on assets over $3 billion. Effective May 1, 2008, New York Life Investments has voluntarily agreed to waive a portion of its management fee so that the fee is 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion; and 0.20% on assets over $3 billion. With this waiver, the Net Annual Portfolio Operating Expenses were 0.30% and 0.55%, respectively for Initial Class and Service Class shares.



(v) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.90% on assets up to $1 billion; and 0.85% on assets over $1 billion.



(w) The fees designated as "Advisory Fees" reflect "Management Fees," The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.



(x) Includes Acquired Fund Fees and Expenses of $0.02. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund.



(y) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.



(z) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.



(aa) The fees designated as "Advisory Fees" and "Administration Fees" reflect "Management Fees". The Advisor voluntarily waives 0.05% of its annual advisory fee for Social Balanced based on average daily net assets under management by New Amsterdam Partners LLC in excess of $250 million. This waiver is contingent upon the continued service by New Amsterdam Partners LLC as Subadvisor to the equity assets of the Portfolio at an annual fee of 0.25% on assets up to $250 million and 0.20% on assets in excess of $250 million. The Advisor may cease this waiver at any time.



(bb) "Other expenses" include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services.



(cc) The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. The amount of this credit received by the Portfolio, if any, during the most recent fiscal year is reflected in the "Financial Highlights" Section of the Fund's prospectus, as the difference between the line items "Expenses Before Offsets" and "Net Expenses." The Portfolio's total annual fund operating expenses do not reflect expense waiver/reimbursements.



(dd) Other expenses include expenses of 0.01% for acquired portfolio fees and expenses.



(ee) Management Fee" restated on an annualized basis to reflect fee changes which took effect May 1, 2008. "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.



(ff) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for Fidelity(R) VIP Contrafund(R) -- Initial Class. These offsets may be discontinued at any time.



(gg) The fees designated as "Advisory Fees" reflect "Management Fees". The "Management Fee" is the investment advisory fee rate paid by each Janus Portfolio to Janus Capital as of the end of the fiscal year.

(hh) Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2010. The expense limits are described in the "Management Expenses" section of the Portfolio's Prospectus.



(ii) The fees designated as "Advisory Fees" reflect "Management Fees". The "Management Fee" is the investment advisory fee rate paid by each Janus Portfolio to Janus Capital as of the end of the fiscal year. For the Worldwide Portfolio this fee may go up or down monthly based on the Portfolio's performance relative to its benchmark index over the performance measurement period.



(jj) Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for the Worldwide Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in the fund's Prospectus for additional information with further description in the fund's Statement of Additional Information ("SAI").



(kk) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Fund Annual Expenses" would be lower.



(ll) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses."



(mm)    Includes Acquired Expenses of 0.01%.



(nn) Morgan Stanley Investment Management Inc. does business in certain instances as Van Kampen.



(oo) Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio -- Institutional Class during the period. As a result of such rebate, the expenses as a percentage of the fund's net assets were effected by less than 0.005%.



(pp)    Includes 0.02% "Other Non Operational or Investment Related Expenses"



(qq) For the fiscal year ended December 31, 2008, after giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the total annual portfolio operating expenses incurred by investors, including certain investment related expenses, was 1.07% for Class I. The total annual portfolio operating expenses excluding certain investment related expense was 1.05% for Class I.



(rr) From time to time, the Portfolio's Manager may limit the Portfolio's expenses to the extent it deems appropriate to enhance the Portfolio's yield during periods when expenses have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Portfolio and described in this prospectus. It may be revised or terminated by the Manager at any time without notice.



(ss) New York Life Investments has voluntarily committed to the Board to share equally with the Portfolio any reduction in the subadvisory fee to the extent that the net management fee to New York Life Investments exceeds 0.10%. This has resulted in a benefit of 0.02% to the Portfolio. With the waiver, the restated Net Annual Portfolio Operating Expenses would be 0.79% and 1.04%, respectively for the Initial Class and Service Class. There is no guarantee this waiver will continue.

SURRENDER CHARGES

     During the first 15 Policy Years, we will deduct a Surrender Charge from the Cash Value of your policy on a complete surrender or decrease in face amount, including decreases caused by a change in the life insurance benefit option or partial withdrawals on policies with Life Insurance Benefit Option 1. This Surrender Charge is in addition to the sales expense charge. See CHARGES UNDER THE POLICY--Sales Expense Charge.

     The maximum Surrender Charge is equal to the applicable percentage shown in the table below multiplied by 50% of the Surrender Charge Guideline Annual Premium. The maximum surrender charge for your policy is shown on the Policy Data Page. The maximum surrender charge will never exceed the amount of premiums paid.

     The surrender charge in the first Policy Year is equal to:

          (A) 25% of premiums paid to date up to the Surrender Charge Guideline Annual Premium for the first year; plus

          (B) 5% of premiums paid in that year that are in excess of the Surrender Charge Guideline Annual Premium for the first year, but not in excess of the sum of the Surrender Charge Guideline Annual Premium through the sixth Policy Year.

     The Surrender Charge in and after the second Policy Year is equal to the applicable percentage shown in the table below multiplied by the Base Surrender Charge. The Base Surrender Charge is equal to:

          (A) 25% of the lesser of (i) the premiums paid to date or (ii) the Surrender Charge Guideline Annual Premium for the first Policy Year; plus

          (B) 5% of the lesser of (i) premiums paid in excess of the Surrender Charge Guideline Annual Premium for the first Policy Year or (ii) the sum of the Surrender Charge Guideline Annual Premiums for the first six Policy Years minus the Surrender Charge Guideline Annual Premium for the first Policy Year.

YEAR                                                         PERCENTAGE APPLIED
----                                                         ------------------
2-6........................................................          100%
  7........................................................           90%
  8........................................................           80%
  9........................................................           70%
 10........................................................           60%
 11........................................................           50%
 12........................................................           40%
 13........................................................           30%
 14........................................................           20%
 15........................................................           10%
 16+.......................................................            0%


     During the first two Policy Years, the Surrender Charge is further limited to the sum of:

          (A) 30% of all premiums paid during the first two Policy Years up to one Surrender Charge Guideline Annual Premium; plus

          (B) 10% of all premiums in the first two Policy Years in excess of one Surrender Charge Guideline Annual Premium, but not more than two Surrender Charge Guideline Annual Premiums; plus

          (C) 9% of all premium payments in the first two Policy Years in excess of two Surrender Charge Guideline Annual Premiums; less

          (D) any sales expense charges deducted from such premiums; less

          (E) any surrender charge previously deducted.

     Surrender Charges and Surrender Charge periods are calculated separately for the initial face amount and for each increase in the face amount, except ones caused by a change in the life insurance benefit option. Premium payments after an increase will be allocated between the initial face amount and the increase based on the relative Surrender Charge Guideline Annual Premiums. A decrease in face amount will result in the imposition of a surrender charge equal to the difference between the Surrender Charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease.

     For example, assume a policy with a $100,000 face amount is to be decreased to a $50,000 face amount. If a complete surrender of the policy prior to the decrease would result in a Surrender Charge of $1,250, and a complete Surrender of the $50,000 remaining face amount after the decrease would result in a surrender charge of $750, the Surrender Charge imposed in connection with the decrease will be $500 ($1,250-$750). Where, because of increases in face amount, there are multiple schedules of Surrender Charges, the charge applied will be based first on the Surrender Charge associated with the last increase in face amount, then on each prior increase, in the reverse order in which the increases occurred, and then to the initial face amount.

     The percentages specified above and/or the Policy Year that the Surrender Charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time the policy is issued or the face amount is increased.

     Surrender Charges may be significant upon early surrender. You should not purchase this policy unless you intend to hold the policy for an extended period of time.

     EXCEPTIONS TO SURRENDER CHARGE

     There are a number of exceptions to the imposition of a Surrender Charge, including but not limited to, cancellation of a policy by us, the payment of proceeds upon the death of the Insured, or a required IRC minimum distribution for the policy.

OTHER CHARGES

     PARTIAL WITHDRAWAL CHARGE

     If you make a partial withdrawal, we will charge a processing fee not to exceed the lesser of $25 or 2% of the amount withdrawn. If the partial withdrawal results in a decrease to your policy's face amount, we will deduct a surrender charge. See CHARGES UNDER THE POLICY--Other Charges--Partial Withdrawals.

     TRANSFER CHARGE

     We may impose a charge up to $30 per transfer for each transfer after the first twelve in any Policy Year. See CASH VALUE AND CASH SURRENDER VALUE--Transfers.

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00% for all policies on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%.

     When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. Currently, the amount in the Fixed Account, which is collateral for an outstanding loan, is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. (See "Policy Loan Privilege" for more information.)

HOW THE POLICY WORKS

     The example assumes a 6% hypothetical gross investment return and current charges in the first Policy Year. It assumes a male insured issue age 35, a Scheduled Annual Premium of $3,000, an initial face amount of $250,000, and a selection of life insurance benefit option 1 by the policyowner, there is no guarantee that the current charges illustrated below will not change.

Scheduled Annual Premium...........................................   $3,000.00
less:    Sales expense charge (5%).................................      150.00
         State premium tax charge (2%).............................       60.00
         Federal tax charge (1.25%)................................       37.50
                                                                      ---------
equals:  Net premium...............................................   $2,752.50
plus:    Net investment performance (varies daily).................      110.76
less:    Monthly contract charges ($7 per month currently).........       84.00
less:    Charges for cost of insurance (varies monthly)............      384.70
                                                                      ---------
equals:  Cash Value................................................   $2,394.56
less:    Surrender charge (25% of premium up to Surrender Charge
         Guideline Annual Premium plus 5% of excess premiums
         paid).....................................................      750.00
less:    Balance of first year monthly contract charge(1)..........      228.00

equals:  Cash Surrender Value (at end of year 1)...................   $1,416.56




------------
(1) In the first Policy Year, the excess of the annual charge over the annual charge applicable in renewal years is advanced to your Accumulation Value, and deduction is deferred to the earlier of the first policy anniversary or surrender of the policy.

                              THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your net premiums.

     NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains, or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.


     The Separate Account currently consists of 39 Investment Divisions available under this policy, 38 of which are available to all policyowners. After the end of the Free Look period, premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

                          FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these portfolios, please read their prospectuses, which are found in the accompanying book of underlying fund prospectuses.

     We receive payments or compensation from the Funds or their investments advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.



--------------------------------------------------------------------------------------------------------
           FUND                           INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund,          Adviser: New York Life Investment
 Inc.:                       Management LLC ("New York Life Investments")
  --MainStay VP                  Subadviser: Madison Square Investors       - Seeks high total return.
     Balanced--Initial                        LLC ("MSI")
     Class
  --MainStay VP                            Subadviser: MSI                  - Seeks highest income over
     Bond--Initial Class                                                      the long term consistent
                                                                              with preservation of
                                                                              principal.
  --MainStay VP Capital             Subadviser: MacKay Shields LLC          - Seeks long-term growth of
     Appreciation--Initial                    ("MacKay")                      capital. Dividend income,
     Class                                                                    if any, is an incidental
                                                                              consideration.
  --MainStay VP Cash             Subadviser: New York Life Investments      - Seeks as high a level of
     Management                                                               current income as is
                                                                              considered consistent
                                                                              with the preservation of
                                                                              capital and liquidity.
  --MainStay VP Common                      Subadviser: MSI                 - Seeks long-term growth of
     Stock--Initial Class                                                     capital, with income as a
                                                                              secondary consideration.
  --MainStay VP                             Subadviser: MSI                 - Seeks current income and,
     Conservative                                                             secondarily, long-term
     Allocation--Initial                                                      growth of capital.
     Class
  --MainStay VP                           Subadviser: MacKay                - Seeks capital
     Convertible--Initial                                                     appreciation together
     Class                                                                    with current income.
  --MainStay VP Floating         Subadviser: New York Life Investments      - Seeks to provide high
     Rate--Initial Class                                                      current income.
  --MainStay VP                           Subadviser: MacKay                - Seeks a high level of
     Government--Initial                                                      current income,
     Class                                                                    consistent with safety of
                                                                              principal.
  --MainStay VP Growth                      Subadviser: MSI                 - Seeks long-term growth of
     Allocation--Initial                                                      capital.
     Class
  --MainStay VP High                      Subadviser: MacKay                - Seeks to maximize current
     Yield Corporate                                                          income through investment
     Bond--Initial Class                                                      in a diversified
                                                                              portfolio of high yield,
                                                                              high risk debt
                                                                              securities. Capital
                                                                              appreciation is a
                                                                              secondary objective.

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
           FUND                           INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund,
 Inc. (continued):
  --MainStay VP ICAP             Subadviser: Institutional Capital LLC      - Seeks superior total
     Select Equity--                           ("ICAP")                       return.
     Initial Class
  --MainStay VP                  Subadviser: New York Life Investments      - Seeks to provide long-
     International                                                            term growth of capital
     Equity--Initial Class                                                    commensurate with an
                                                                              acceptable level of risk
                                                                              by investing in a
                                                                              portfolio consisting
                                                                              primarily of non-U.S.
                                                                              equity securities.
                                                                              Current income is a
                                                                              secondary objective.

  --MainStay VP Large Cap             Subadviser: Winslow Capital           - Seeks long-term growth of
     Growth--Initial Class                  Management Inc.                   capital.
  --MainStay VP Mid Cap                     Subadviser: MSI                 - Seeks long-term growth of
     Core--                                                                   capital.
     Initial Class

  --MainStay VP Mid Cap                   Subadviser: MacKay                - Seeks long-term growth of
     Growth--Initial Class                                                    capital.
  --MainStay VP Mid Cap                   Subadviser: MacKay                - Seeks to realize maximum
     Value--                                                                  long-term total return
     Initial Class                                                            from a combination of
                                                                              capital appreciation and
                                                                              income.

  --MainStay VP Moderate                    Subadviser: MSI                 - Seeks long-term growth of
     Allocation--Initial                                                      capital and, secondarily,
     Class                                                                    current income.
  --MainStay VP Moderate                    Subadviser: MSI                 - Seeks long-term growth of
     Growth                                                                   capital and, secondarily,
     Allocation--Initial                                                      current income.
     Class
  --MainStay VP S&P 500                     Subadviser: MSI                 - Seeks to provide
     Index--Initial Class                                                     investment results that
                                                                              correspond to the total
                                                                              return performance
                                                                              (reflecting reinvestment
                                                                              of dividends) of common
                                                                              stocks in the aggregate
                                                                              as represented by the S&P
                                                                              500(R) Index.

  --MainStay VP Small Cap                 Subadviser: MacKay                - Seeks long-term capital
     Growth--Initial Class                                                    appreciation by investing
                                                                              in securities of small-
                                                                              cap companies.

  --MainStay VP Total                     Subadviser: MacKay                - Seeks to realize current
     Return--Initial Class                                                    income consistent with
                                                                              reasonable opportunity
                                                                              for future growth of
                                                                              capital and income.
--------------------------------------------------------------------------------------------------------

 AIM Variable Insurance
 Funds

  --AIM V.I.                          Invesco AIM Advisors, Inc.*           - The fund's investment
     International Growth            Subadviser: Advisory entities            objective is long-term
     Fund--Series I Shares              affiliated with Invesco               growth of capital.
                                          Aim Advisors, Inc.
--------------------------------------------------------------------------------------------------------

 The Alger American Fund:
  --Alger American                    Fred Alger Management, Inc.           - Seeks long-term capital
     SmallCap                                                                 appreciation.
     Growth--Class O
     Shares**
--------------------------------------------------------------------------------------------------------

 AllianceBernstein(R)
 Variable Products Series
 Fund, Inc.
  --AllianceBernstein VPS               AllianceBernstein L.P.              - Seeks long-term growth of
     Small/Mid Cap Value                                                      capital.
     Portfolio
--------------------------------------------------------------------------------------------------------

 Calvert Variable Series,
 Inc.:
  --CVS Calvert Social             Adviser: Calvert Asset Management        - Seeks to achieve a
     Balanced Portfolio***              Company, Inc. ("CAMCO")               competitive total return
                                     Subadvisers (equity portion):            through an actively
                                      New Amsterdam Partners LLC              managed portfolio of
                                                                              stocks, bonds and money
                                                                              market instruments, which
                                                                              offer income and capital
                                                                              growth opportunity and
                                                                              which satisfy the
                                                                              investment and social
                                                                              criteria.
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
           FUND                           INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------
 Dreyfus Investment
 Portfolios:
  --Dreyfus IP Technology               The Dreyfus Corporation             - The portfolio seeks
     Growth--Initial                                                          capital appreciation.
     Shares
--------------------------------------------------------------------------------------------------------

 DWS Variable Series II
  --DWS Dreman Small Mid                  Deutsche Investment               - The portfolio seeks long-
     Cap Value VIP--Class              Management Americas, Inc.              term capital
     A Shares                          Subadviser:  Dreman Value              appreciation.
                                           Management L.L.C.
--------------------------------------------------------------------------------------------------------


 Fidelity Variable
 Insurance Products Fund:
  --Fidelity(R) VIP                 Adviser: Fidelity Management &          - Seeks long-term capital
     Contrafund(R)--                   Research Company ("FMR")               appreciation.
     Initial Class               Subadvisers: FMR Co., Inc. ("FMRC"),
                                Fidelity Research and Analysis Company
                                               ("FRAC"),
                                    Fidelity Management & Research
                                       (U.K.) Inc. ("FMR U.K."),
                              Fidelity International Investment Advisors
                                               ("FIIA"),
                              Fidelity International Investment Advisors
                                   (U.K.) Limited ["FIIA (U.K.)L"],
                                  Fidelity Investments Japan Limited
                                                ("FIJ")
  --Fidelity(R) VIP                 Adviser: Fidelity Management &          - Seeks reasonable income.
     Equity-Income--                    Research Company (FMR)                The fund will also
     Initial Class                Subadvisers: FMRC, FRAC, FMR U.K.,          consider the potential
                                        FIIA, FIIA (U.K.)L, FIJ               for capital appreciation.
                                                                              The fund's goal is to
                                                                              achieve a yield which
                                                                              exceeds the composite
                                                                              yield on the securities
                                                                              comprising the Standard &
                                                                              Poor's(SM) Index (S&P
                                                                              500(R)).
--------------------------------------------------------------------------------------------------------


 Janus Aspen Series:
  --Janus Aspen Balanced             Janus Capital Management LLC           - Long-term capital growth,
     Portfolio--                                                              consistent with
     Institutional Shares                                                     preservation of capital
                                                                              and balanced by current
                                                                              income.
  --Janus Aspen Worldwide                                                   - Long-term growth of
     Portfolio--                                                              capital in a manner
     Institutional Shares                                                     consistent with the
                                                                              preservation of capital.
--------------------------------------------------------------------------------------------------------


 MFS(R) Variable
 Insurance Trust(SM)
  --MFS(R) Utilities                         Massachusetts                  - Seeks total return.
     Series --Initial                     Financial Services
     Class                                  Company ("MFS")
--------------------------------------------------------------------------------------------------------


 Royce Capital Fund:
  --Royal Micro-Cap                     Royce & Associates, LLC             - Seeks long-term growth of
     Portfolio--                                                              capital.
     Investment Class
  --Royce Small-Cap                                                         - Seeks long-term growth of
     Portfolio--                                                              capital. Any production
     Investment Class                                                         of income is incidental
                                                                              to the fund's investment
                                                                              goal.
--------------------------------------------------------------------------------------------------------


 T. Rowe Price Equity
 Series, Inc.:
  --T. Rowe Price Equity            T. Rowe Price Associates, Inc.          - Seeks to provide
     Income                                                                   substantial dividend
     Portfolio--I                                                             income as well as long-
                                                                              term growth of capital
                                                                              through investments in
                                                                              the common stocks of
                                                                              established companies.

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
           FUND                           INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------

 Van Eck Worldwide
 Insurance Trust:
  --Van Eck Worldwide               Van Eck Associates Corporation          - Seeks long-term capital
     Hard Assets Fund                                                         appreciation by investing
                                                                              primarily in "hard
                                                                              assets" securities.
                                                                              Income is a secondary
                                                                              objective.
--------------------------------------------------------------------------------------------------------

 The Universal
 Institutional Funds,
 Inc.
  --Van Kampen's UIF                        Van Kampen****                  - Seeks long-term capital
     Emerging Markets                                                         appreciation by investing
     Equity                                                                   primarily in growth-
     Portfolio--Class I                                                       oriented equity
                                                                              securities of issuers in
                                                                              emerging market
                                                                              countries.
  --Van Kampen's UIF U.S.                                                   - Seeks above average
     Real Estate                                                              current income and long-
     Portfolio--Class I                                                       term capital appreciation
                                                                              by investing primarily in
                                                                              equity securities of
                                                                              companies in the U.S.
                                                                              real estate industry,
                                                                              including real estate
                                                                              investment trusts
                                                                              ("REITs").
--------------------------------------------------------------------------------------------------------




---------------


    * It is anticipated that, on or about the end of the fourth quarter of 2009, the businesses of Invesco AIM and Invesco Global will be combined into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser following the combination and will provide substantially the same services as are currently provided by the three entities.



   ** No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.





  *** Also known as Calvert Variable Series, Inc. Social Balanced Portfolio.



**** Morgan Stanley Investment Management, Inc., the investment adviser to the UIF portfolios, does business in certain instances using the name "Van Kampen."


     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Portfolio or Portfolios.


     The Funds' shares may also be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." The Funds' shares may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.

     ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of the Eligible Portfolios are no longer available for investment or, if we, at our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. The new Eligible Portfolios may have higher fees and charges than the ones they replaced. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the Investment Company Act of 1940, and we obtain any necessary regulatory approvals.

     The Separate Account may purchase other securities for other series or classes of policies, or may convert between series or classes of policies based on your request.

     In the future, we may establish additional Investment Divisions for the Separate Account. Each additional Investment Division will purchase shares in a new portfolio of a Fund or in another mutual fund. We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions will be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date they are paid.

     OTHER POLICIES

     We offer other variable life insurance policies which also may invest in the same (or many of the same) Eligible Portfolios offered under this Policy. These policies have different charges that could affect their Investment Divisions' performance, and they offer different benefits.

                        GENERAL PROVISIONS OF THE POLICY

     This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.

     WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

     PREMIUMS

     You can allocate a portion of each net premium to one or more Investment Divisions and the Fixed Account. You can have money in a maximum of 21 Allocation Alternatives, including the Fixed Account, at any given time. You select a premium payment schedule in the application and are not bound by an inflexible premium schedule. However, in no event can the premium be an amount that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy's qualification as "life insurance". Acceptance of initial and additional premium payments is subject to our suitability standards.

     Subsequent premium payments must be mailed to one of the addresses listed on the first page of this prospectus. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     The currently available methods of payment are: direct payment to NYLIAC, pre-authorized deductions from your bank, credit union or similar accounts and any other method agreed to by us.

     Two premium concepts are very important under the policy: scheduled premiums and unscheduled premiums.

     SCHEDULED PREMIUMS

     The amount of the scheduled premium is shown on the Policy Data Page.

     There is no penalty if the scheduled premium is not paid. Payment of the scheduled premium, however, does not guarantee coverage for any period of time. Instead, the continuance of the policy depends upon the policy's Cash Surrender Value. If the Cash Surrender Value becomes insufficient to pay certain monthly charges, and a late period expires without sufficient payment, the policy will terminate. See GENERAL PROVISIONS OF THE POLICY--Termination.

     Policies that are maintained at Cash Surrender Values just sufficient to cover fees and charges, or that are otherwise minimally funded, are more at risk for not being able to maintain such Cash Surrender Values. The risk arises because of market fluctuation and other performance-related risks. When determining the amount of your scheduled premium payments, you should consider funding your policy at a level that can maximize the investment opportunities within your policy and minimize the risks associated with market fluctuations. Your policy can lapse even if you pay all of the planned premiums on time.

     UNSCHEDULED PREMIUMS

     While the Insured is living, you can make unscheduled premium payments of at least $50 at any time prior to the policy anniversary on which the Insured is age 95. Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before we accept and apply the payment to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, unscheduled premiums may be made only once each Policy Year.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20.00 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, including an electronic payment, we will deduct the amount from your Policy's Cash Value. If an electronic (Check-O-Matic) premium withdrawal is returned for insufficient funds for two consecutive months, this privilege will be suspended until you notify us in writing in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus to resume the arrangement and we agree to do so.

     TERMINATION

     The policy does not terminate for failure to pay premiums because payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Deduction Day, the Cash Surrender Value is less than the monthly deduction charge for the next policy month, the policy will continue for a late period of 62 days after that Monthly Deduction Day.

     We allow a 62 day late period to pay any premium necessary to cover the overdue monthly deduction and/or excess policy loan. We will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any, at least 31 days before the end of the late period, which states this amount. During the late period, the policy remains in force. If we do not receive the required payment before the end of the late period, the policy will end and there will be no Cash Value or death benefit. If the Insured dies during the late period, we will pay the death benefit. The death benefit, however, will be reduced by the amount of any Policy Debt and monthly deduction charges for the full policy month or months that run from the beginning of the late period through the policy month in which the Insured dies.

     MATURITY DATE

     For all policies issued prior to May 1, 1995 (except in New Jersey), the death benefit payable for all ages is based on the life insurance benefit option in effect and any decreases or increases made in the policy face amount as shown on the Policy Data Page. For all policies issued in New Jersey, and for policies issued on or after May 1, 1995 in all other states, a policy matures beginning on the anniversary on which the Insured is age 95 and the face amount of the policy, as shown on the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value of the policy less any outstanding Policy Debt. You will be notified one year prior to maturity that, upon reaching attained age 95, you may elect either to receive the Cash Value of the policy at such time less any outstanding Policy Debt or to continue to hold the policy. Please consult your tax adviser regarding the tax implications of these options.

     If you choose to continue the policy, we will continue to assess Separate Account and Fund charges on the Cash Value left in the Investment Divisions. Any amounts in the Fixed Account will be credited with interest at an annual rate of not less than 4%. No further monthly deductions will be made for cost of insurance. You may surrender the policy for an amount equal to the Cash Value of the policy by presenting a signed written request providing the information we request to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (In New York, when the Insured reaches attained age 100, you will automatically receive the Cash Surrender Value of the policy.) If the policy is still in force upon the death of the Insured, these proceeds will be paid to the Beneficiary.

     Any insurance on an other covered insured, provided by a rider attached to the policy which is still in effect, will end on the policy anniversary when the Insured is age 95. If, however, an other covered insured is younger than age 70 when the rider ends, that insured can convert the term insurance at that time as provided in the rider.

                              DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing that allows you to purchase units of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your units is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we ask you to specify:

       -- the dollar amount you want to have transferred (minimum transfer:
          $100);

       -- the Investment Division you want to transfer money from;

       -- the Investment Divisions and/or Fixed Account you want to transfer money to;

       -- the date on which you want the transfers to be made, within limits;
          and

       -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to the Variable Products Service Center (VPSC) at one of the addresses listed on the first page of this prospectus.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make all Dollar Cost Averaging transfers on the date you specify or on the next Business Day. You can specify any day of the month, except the 29th, 30th, or 31st of a month. To process a Dollar Cost Averaging transfer, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). VPSC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

     To cancel the Dollar Cost Averaging feature you must submit a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. You can not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. You, however, have the option of alternating between these two policy features.

     This feature is available to you at no additional cost.

                          AUTOMATIC ASSET REALLOCATION


     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify. A previously established Automatic Asset Reallocation will be automatically canceled if we process a separate request to transfer funds between the Investment Divisions and the Fixed Account or a request to change the allocation of subsequent premium payments.


     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You may specify any day of the month with the exception of the 29th, 30th, or 31st of the month. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this feature.

     We will make all Automatic Asset Reallocation transfers on the date you specify or on the next Business Day. To set up Automatic Asset Reallocation, you must send a written request, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). VPSC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     To cancel the Automatic Asset Reallocation you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. You can not elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     This feature is available to you at no additional cost.

                                 INTEREST SWEEP

     You can direct that the interest earned in the Fixed Account be periodically transferred into the Investment Division(s) you specify. This automatic process is called Interest Sweep. If you choose the Interest Sweep feature, we will ask you to specify:

       -- the date you want this feature to start;

       -- the percentage you want to be transferred to each Investment Division;
          and

       -- how often you want us to make these transfers, either monthly, quarterly, semi-annually, or annually.

     We will begin to make Interest Sweep transfers when the amount in the Fixed Account is at least $2,500. You can specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th, or 31st of a month. To set up an Interest Sweep, you must send a completed Interest Sweep form to the VPSC at one of the addresses listed on the first page of this prospectus. VPSC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the Interest Sweep feature if you have instructed us to deduct any part of your policy expenses from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your expenses, you must allocate your expense deduction to the MainStay VP Cash Management Investment Division.

     You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.

     If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You can cancel the Interest Sweep feature at any time. To cancel the Interest Sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

     This feature is available at no additional cost.

                         DEATH BENEFIT UNDER THE POLICY

     The death benefit is the amount payable to the named Beneficiary when the Insured dies prior to the Insured's maturity date. Upon receiving due proof of death, we pay the Beneficiary the death benefit amount determined as of the date the Insured dies. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY--Payment Options.

     The amount of the death benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2.

     Life Insurance Benefit Option 1--Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured's date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)

     Life Insurance Benefit Option 2--Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured's date of death plus the Cash Value on the Insured's date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)

INSURED'S AGE                        INSURED'S AGE
  ON POLICY      IRC SECTION 7702      ON POLICY      IRC SECTION 7702
 ANNIVERSARY     LIFE INSURANCE %     ANNIVERSARY     LIFE INSURANCE %
-------------    ----------------    -------------    ----------------
     0-40               250                61                128
      41                243                62                126
      42                236                63                124
      43                229                64                122
      44                222                65                120
      45                215                66                119
      46                209                67                118
      47                203                68                117
      48                197                69                116
      49                191                70                115
      50                185                71                113
      51                178                72                111
      52                171                73                109
      53                164                74                107
      54                157              75-90               105
      55                150                91                104
      56                146                92                103
      57                142                93                102
      58                138                94                101
      59                134            95 & Over             100
      60                130


     The value of any additional benefits provided by rider on the Primary Insured's life is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY--Payment Options. We subtract any outstanding Policy Debt, and any unpaid monthly deductions if the death occurs during the 62-day late period and then credit the interest. Under both life insurance benefit options, negative investment experience in the Investment Divisions will never result in a death benefit that will be less than the face amount, so long as the policy remains in force.

     EXAMPLE 1:

     The following example shows how the death benefit varies as a result of investment performance on a policy with Life Insurance Benefit Option 1 assuming age at death is 45:

                                                           POLICY A   POLICY B
                                                           --------   --------
(1) Face amount..........................................  $100,000   $100,000
(2) Cash Value on date of death (and no loans)...........  $ 50,000   $ 40,000
(3) Internal Revenue Code ("IRC") Section 7702 Life
    Insurance Percentage on date of death................      215%       215%
(4) Cash Value multiplied by the IRC Percentage..........  $107,500   $ 86,000
(5) Death benefit = greater of (1) and (4)...............  $107,500   $100,000


     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies for more information.

     EXAMPLE 2:*

     The following example shows how the death benefit varies as a result of investment performance on a policy assuming age at death is 97 (past maturity date):

                                                  POLICY A   POLICY B   POLICY C
                                                  --------   --------   --------
(1) Face amount as shown on the Policy Data
    Page........................................  $100,000   $100,000   $200,000
(2) Cash Surrender Value on date of death.......  $ 50,000   $110,000   $110,000
(3) Death benefit after maturity = Cash
    Surrender Value.............................  $ 50,000   $110,000   $110,000




---------------
* For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states.

     FACE AMOUNT CHANGES

     Certain states may impose limitations on increasing or decreasing the face amount of your policy. Refer to your policy for details. You can apply in writing to have the face amount increased or decreased. The policy also contains a provision that permits cancellation of an increase in the face amount during the free look period. This period begins on the date the increase takes effect and ends 20 days later (or the amount of time required by state law but not less than 10 days).

     The amount of an increase in face amount must be for at least $5,000 and is subject to our maximum retention limits. Evidence of insurability satisfactory to us is required for an increase. We reserve the right to limit increases, and the number of increases may be limited by state law. Generally, the Insured may not be older than age 80 as of the date of any increase in face amount. Any increase will take effect on the next Monthly Deduction Day on or after we approve the application for increase. An increase in face amount may affect the net amount at risk, which may increase the cost of insurance charge, and will incur a new 15-year surrender charge period only on the amount of the increase.

     Decreases in coverage are allowed. The face amount will be reduced by canceling insurance segments on a last purchased, first canceled basis and the appropriate surrender charge will be deducted from the Cash Value. (For a discussion of the charges associated with a decrease, see CHARGES UNDER THE POLICY--Surrender Charges.) Consult your tax adviser regarding the tax consequences of decreasing your coverage. A decrease in face amount is effective on the next Monthly Deduction Day following the receipt of a written request. The face amount may not be decreased to less than $50,000. We reserve the right to terminate the option of decreasing the face amount, and the number of decreases may be limited by state law.

     LIFE INSURANCE BENEFIT OPTION CHANGES

     You can change the life insurance benefit option of the policy while the Primary Insured is alive. Any change of option will take effect on the Monthly Deduction Day on or after the date we receive your signed request at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax adviser before changing your Life Insurance Benefit Option.

     If you change from Option 1 to Option 2, the face amount of the policy will be decreased by the Cash Value, and a surrender charge will be assessed if a surrender charge is then currently applicable.

     If you change from Option 2 to Option 1, the face amount of the policy will be increased by the Cash Value. No surrender charge schedule has been applied to those option changes since November 20, 1998. However, for policies issued on and before November 19, 1998 where a life insurance benefit change from Option 2 to Option 1 occurred, a surrender charge schedule was applied to any increase attributable to these changes. Effective May 19, 2000, this charge schedule was no longer in effect.

                       CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE

     The Cash Value of your policy is the sum of the Accumulation Value and the value in the Fixed Account. Initially, the Cash Value equals the net amount of the first premium paid under the policy. This amount is allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by you.

     TRANSFERS

     All or part of the Cash Value can be transferred among Investment Divisions or from an Investment Division to the Fixed Account. We reserve the right to limit the number of transfers to the Fixed Account after the first two Policy Years. (In New Jersey and New York, no more than twelve transfers per Policy Year can be made from the Investment Divisions to the Fixed Account after the first two Policy Years.) The minimum amount that can be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, the entire value will be transferred. There is no charge for the first twelve transfers in any one Policy Year. We may impose a charge of up to $30 for each transfer in excess of twelve per year. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options will not count toward the twelve-transfer limit.

     Transfers can also be made from the Fixed Account to the Investment Divisions in certain situations. (See THE FIXED ACCOUNT.)

     REQUESTING A TRANSFER

     You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with Our established procedures:

       -- submit your request in writing on a form we approve to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

       -- use the IVR at 800-598-2019;

       -- speak to a customer service representative at 800-598-2019 on Business
          Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

       -- make your request through the VSC.


     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.


     Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), or received on a non-Business Day, will be priced as of the next Business Day. See "HOW TO REACH US FOR POLICY SERVICES" for information about the VPSC, VSC, and IVR.

     It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

     All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. NYLIAC will not be able to process your request if information is missing.

     Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Business Day that NYLIAC receives the transfer request. If, however, the date that they are received is not a Business Day, or if they are received other than through the mail after the closing of the New York Stock Exchange, then they are deemed received on the next Business Day. See ADDITIONAL PROVISIONS OF THE POLICY--When We Pay Proceeds.

     LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

       -- reject a transfer request from you or from any person acting on your behalf

       -- restrict the method of making a transfer

       -- charge you for any redemption fee imposed by an underlying Fund

       -- limit the dollar amount, frequency or number of transfers.


     Currently, if you or someone acting on your behalf requests transfers EITHER BY TELEPHONE OR ELECTRONICALLY into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60 day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses noted on the first page of this prospectus. We will provide you with written notice when we take this action.



     We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account; the first transfer into the Investment Divisions at the expiration of the free look period; the first transfer out of the Mainstay VP Cash Management Investment Division within six months of the issuance of a policy; and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options.


     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. We cannot guarantee, however, that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

       -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

       -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

       -- (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

     (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

       -- Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

       -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on portfolio management, such as:

               a) impeding a portfolio manager's ability to sustain an investment objective;

               b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

               c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

     -- Transfer Charge -- We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from accounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward the twelve transfer limit.

     -- How to request a transfer:

          (1) submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

          (2) use the Interactive Voice Response system at 800-598-2019;

          (3) speak to a customer service representative at 800-598-2019 on Business Days between the hours of 9:00 am and 6:00 pm Eastern Time; or

          (4) make your request through the VSC.

     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

     Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 pm (Eastern Time), or received on a non-Business Day, will be priced as of the next Business Day. (See "HOW TO REACH US FOR POLICY SERVICES" for more information.)

     INVESTMENT RETURN

     The investment return of a policy is based on:

       -- The Accumulation Units held in each Investment Division,

       -- The investment experience of each Investment Division as measured by its actual net rate of return, and

       -- The interest rate credited on Cash Values held in the Fixed Account.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. This investment experience is determined each Business Day that the net asset value of the underlying Portfolio is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Business Day to the end of the next Business Day.

     CASH SURRENDER VALUE

     The policy can be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the date we receive the policy and a written request in proper form at one of the Variable Products Service Center addresses listed on the first page of this prospectus. The written request for surrender is deemed received on the date that they are received by mail at VPSC or such other location that we indicate to you in writing. If, however, the date that they are received is not a Business Day, or if they are received other than through the mail after the closing of regular trading on the New York Stock Exchange, they are deemed received on the next Business Day.

     Because the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest rate credited to the Fixed Account, and because certain surrenders or partial withdrawals are subject to a surrender charge, and because of charges made against the policy, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) can be more or less than the total premiums.

     Your policy may lapse without value if the cash surrender value is insufficient to cover the charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

     PARTIAL WITHDRAWALS


     The owner of a policy can make a partial withdrawal of the policy's Cash Surrender Value at any time while the Insured is living, by sending a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling a service representative at (800) 598-2019. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests. The minimum partial withdrawal is $500 unless we agree otherwise. We will apply uniform rules in agreeing to partial withdrawals under $500. The amount available for a partial withdrawal is the policy's Cash Surrender Value at the end of the Business Day that we receive the request for the partial withdrawal at our Variable Products Service Center. Please note that partial withdrawal requests for amounts greater than $25,000 or partial withdrawal requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial withdrawal must be made in writing and sent to VPSC at one of the addresses listed on the first page of this prospectus. The partial withdrawal will be made on a pro-rata basis from the Fixed Account and/or Investment Divisions, unless you indicate otherwise. If the portion of your request for a partial withdrawal from the Fixed Account or Investment Division is greater than the amount in the Fixed Account and/or Investment Division, we will reduce the partial withdrawal by that amount and pay you the entire value of that Fixed Account and/or Investment Division, less any surrender charge which may apply. Partial withdrawals will cause a reduction in the policy's face amount when Life Insurance Benefit Option 1 is in effect. We reserve the right to limit the amount and frequency of partial withdrawals, and state law limitations may also apply. Partial withdrawals and surrenders may be subject to surrender charges. See CHARGES UNDER THE POLICY--Other Charges--Partial Withdrawal Charge.



     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "ADDITIONAL PROVISIONS OF THE POLICY--When We Pay Proceeds" for more information.)



     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial withdrawal will be effective on the next Business Day.


     We will charge a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing a partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation, or if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions on a pro rata basis. When you make a partial withdrawal, the death benefit, the Cash Value, and the Cash Surrender Value will be reduced by the amount of the withdrawal proceeds you receive as of the date you receive the payment and any applicable surrender charge.


     A partial surrender may result in taxable income and a penalty tax to you. (See "FEDERAL INCOME TAX CONSIDERATIONS" for more information.)


                              POLICY LOAN PRIVILEGE

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt. Certain of the provisions discussed below, applicable to policy loans, differ considerably in the state of New Jersey. New Jersey policyowners should review their policy for further details.

     When you request a loan, a transfer of funds can be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). In addition, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

     LOAN INTEREST

     The effective annual loan interest rate is 6% for all policies issued on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We reserve the right to set a lower rate, which we will determine at least once every twelve months, but not more frequently than once in any three month period. Loan interest for the Policy Year that a loan is taken will be due on the next policy anniversary. Loan interest accrues each day and is payable on the earliest of the policy anniversary, on the date of death, surrender, or lapse, or on the date of a loan increase or loan repayment. Loan interest not paid in cash as of the policy anniversary, or prior to the expiration of the late period, will be charged as a new loan. An amount may need to be transferred to the Fixed Account to cover this increased loan amount. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. (See LOAN REPAYMENT below).

     If we have set a loan interest rate lower than 6%, any subsequent increase in the interest rate will be subject to the following conditions:

          (1) The effective date of any increase in the interest rate will not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the rate of interest will in no event ever exceed 8%.

          (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

       -- the policy anniversary;

       -- the date you increase or repay a loan;

       -- the date you surrender the policy;

       -- the date the policy lapses; or

       -- the date on which the last surviving insured dies.

     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all investment Divisions.

     LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. Loan repayments are allocated to the Investment Divisions and/or the Fixed Account in accordance with premium allocations in effect at the time of the loan repayment, unless you indicate otherwise. If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if any Policy Debt exceeds the policy's Cash Surrender Value, we will mail a notice to you at your last known address and a copy to the last known assignee on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you. Loan repayments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus.

     INTEREST ON LOANED VALUE

     The amount of any loan is held in the Fixed Account and earns interest at a rate we determine. Such rate will never be less than 2% less than the effective annual loan interest rate, and in no event less than 4%.

     Currently, the amount in the Fixed Account that is collateral for an outstanding loan is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. These rates are not guaranteed and can change at any time.

     That portion of the policy's Cash Value held in the Fixed Account is not affected by the Separate Account's investment performance. The Cash Value is affected because the portion of the Cash Value equal to the policy loan is credited with an interest rate declared by us rather than a rate of return reflecting the investment performance of the Separate Account. Any interest credited on the loan amount in the Fixed Account remains in the Fixed Account unless you transfer amounts no longer needed as security to the Separate Account.

     THE EFFECTS OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment result of each Investment Division applies only to the amount remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.


     In addition, unpaid loan interest generally will be treated as an additional new loan under the Code. If the policy is a modified endowment contract a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See FEDERAL INCOME TAX CONSIDERATIONS for more information).

                               EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date or after an increase in the face amount of the policy, you may request that the entire Accumulation Value of the policy be transferred to the Fixed Account to acquire fixed benefit life insurance protection on the life of the Insured. You, however, may request such a transfer within 24 months after an increase in the face amount of the policy solely with respect to the lesser of that portion of the post-increase premiums attributable to the increase in the face amount of the policy or the Accumulation Value under the policy. The exchange will become effective when VPSC receives your written request, in a form acceptable to us, at one of the addresses listed on the first page of this prospectus.


     At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance that we or one of our affiliates offer for this purpose. We will not require evidence of insurability. The date of exchange will be the later of (a) the date you send us the policy along with a proper written request; or (b) the date we receive the policy at one of the Variable Products Service Centers listed on the first page of this prospectus, or such other location that we indicate to you in writing, and the necessary payment for the exchange. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The exchanged policy will have the same Issue Date, issue age, and risk classification as the original policy. The amount applied to your new policy will be the policy's Accumulation Value as of the date of the exchange plus a refund of all cost of insurance charges. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for premiums and Cash Values of the policy and any new policy.


     SPECIAL NEW YORK REQUIREMENTS. In the event of a material change in the investment policy of a Portfolio, you may convert your policy to a new flexible premium life insurance policy for an amount of insurance not to exceed the amount of the death benefit under your original policy on the date of conversion. The new policy will be based on the same issue age, gender, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. We will not require that you provide evidence of insurability to effect this conversion. You will have 60 days after the later of (1) the effective date of the change in the investment policy of the Portfolio and (2) the date you receive notification of such change. All riders attached to your original policy will end on the date of any such conversion.

                               YOUR VOTING RIGHTS

     The Funds are not required to and typically do not hold annual stockholder meetings. Special shareholder meetings will be called when necessary.

     To the extent required by law, whenever a special shareholder meeting is held, NYLIAC will vote the Portfolio shares held in the Separate Account in accordance with instructions received from policyowners having voting interests in the corresponding Investment Divisions. If, however, applicable laws or regulations change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

     The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by applying the policyowner's percentage interest in a particular Investment Division to the total number of votes attributable to the Investment Division.

     The number of available votes of an Eligible Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by the relevant Fund.

     Fund shares for which no timely instructions are received will be voted in proportion to the timely voting instructions received from all policies participating in that Investment Division. As a result, because of proportional voting, a small number of policy owners may control the outcome of the vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                                   OUR RIGHTS

     We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek your approval.

     Specifically, we reserve the right to:

       -- add or remove any Investment Division;

       -- create new separate accounts;

       -- combine the Separate Account with one or more other separate accounts;

       -- operate the Separate Account as a management investment company or in any other form permitted by law;

       -- deregister the Separate Account under the 1940 Act;

       -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

       -- transfer the assets of the Separate Account to one or more other separate accounts; and

       -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     NYLIAC also reserves the right to change the names of the Separate Account.

                   DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*



DIRECTORS:                                           POSITIONS DURING LAST FIVE
                                                     YEARS:

Scott L. Berlin....................................  Senior Vice President in charge of the Individual Life
                                                     Department, New York Life, March
                                                     2008 to date; Senior Vice
                                                     President, March 2005 to March
                                                     2008; Vice President, September
                                                     2003 to March 2005; Corporate
                                                     Vice President and Actuary,
                                                     August 2002 to September 2003;
                                                     Actuary, August 2001 to August
                                                     2002; Associate Actuary, August
                                                     2000 to August 2001; Assistant
                                                     Actuary March 2000 to August
                                                     2000.  Senior Vice President in
                                                     charge of Individual Life,
                                                     NYLIAC, April 2005 to date; Vice
                                                     President, January 2005 to April
                                                     2005; Director, April 2005 to
                                                     date.

Christopher O. Blunt...............................  Executive Vice President in
                                                     charge of Retirement Income
                                                     Security, New York Life, March
                                                     2009 to date; Senior Vice
                                                     President in charge of
                                                     Retirement Income Security,
                                                     November 2008 to March 2009;
                                                     Senior Vice President and Chief
                                                     Operating Officer of Life and
                                                     Annuity, March 2007 to November
                                                     2008.  Executive Vice President,
                                                     New York Life Investment
                                                     Management LLC, June 2004 to
                                                     February 2007.  Senior Vice
                                                     President and Chief Operating
                                                     Officer for Life & Annuity,
                                                     NYLIAC, March 2007 to date;
                                                     Director, July 2007 to date.
                                                     CEO, Giving Capital, April 2001
                                                     to March 2004.

Frank M. Boccio....................................  Executive Vice President and
                                                     Chief Administrative Officer,
                                                     New York Life, September 2007 to
                                                     date; Senior Vice President and
                                                     Chief Administrative Officer,
                                                     Life and Annuity, January 2002
                                                     to September 2007; Senior Vice
                                                     President, Individual Policy
                                                     Services, July 1995 to January
                                                     2002. Executive Vice President,
                                                     NYLIAC, May 2008 to date; Senior
                                                     Vice President, August 2001 to
                                                     May 2008; Director, December
                                                     1998 to date.


Solomon Goldfinger.................................  Senior Vice President and Senior
                                                     Advisor to the President and
                                                     Chief Executive Officer, New
                                                     York Life, March 2009 to date;
                                                     Senior Vice President and Senior
                                                     Advisor to the President, July
                                                     2007 to March 2009; Senior Vice
                                                     President and Senior Advisor to
                                                     the Chief Operating Officer,
                                                     March 2007 to July 2007; Senior
                                                     Vice President and Chief
                                                     Operating Officer, Life and
                                                     Annuity, October 2005 to March
                                                     2007; Senior Vice President and
                                                     Chief Financial Officer, Life
                                                     and Annuity, January 2004 to
                                                     October 2005.  Senior Vice
                                                     President and Senior Advisor,
                                                     NYLIAC, March 2007 to date;
                                                     Senior Vice President and Chief
                                                     Financial Officer, September
                                                     2001 to April 2006; Senior Vice
                                                     President, April 1992 to date;
                                                     Director, May 1998 to date.

Steven D. Lash.....................................  Senior Vice President and Chief
                                                     Financial Officer of Retirement
                                                     Income Security, New York Life,
                                                     November 2008 to date; Senior
                                                     Vice President of Corporate
                                                     Finance, July 2007 to November
                                                     2008. Principal, Ernst & Young,
                                                     October 1999 to June 2007.
                                                     Director, Senior Vice President
                                                     and Chief Financial Officer,
                                                     NYLIAC, January 2009 to date.

Theodore A. Mathas.................................  President and Chief Executive
                                                     Officer, New York Life, July
                                                     2008 to date; President and
                                                     Chief Operating Officer, July
                                                     2007 to July 2008; Vice Chairman
                                                     of the Board and Chief Operating
                                                     Officer, July 2006 to July 2007;
                                                     Executive Vice President and Co-
                                                     Head, U.S. Insurance Operations,
                                                     January 2004 to July 2006;
                                                     Senior Vice President and Chief
                                                     Operating Officer, March 2001 to
                                                     January 2004; Senior Vice
                                                     President and Chief Operating
                                                     Officer, Agency Department,
                                                     August 1999 to March 2001.
                                                     Chairman and President, NYLIAC,
                                                     May 2008 to date; President,
                                                     July 2007 to May 2008; Vice
                                                     Chairman of the Board and Chief
                                                     Operating Officer, July 2006 to
                                                     July 2007; Executive Vice
                                                     President January 2004 to July
                                                     2006; Senior Vice President and
                                                     Chief Operating Officer,
                                                     December 2002 to January 2004;
                                                     Director, August 2001 to date.


John R. Meyer......................................  Senior Vice President and Chief
                                                     Operating Officer of Retirement
                                                     Income Security, New York Life,
                                                     November 2008 to date; Senior
                                                     Vice President in charge of the
                                                     Individual Annuity Department,
                                                     March 2008 to November 2008;
                                                     Senior Vice President,
                                                     Individual Annuity Department,
                                                     March 1999 to March 2008.
                                                     Senior Vice President in charge
                                                     of Individual Annuity, NYLIAC,
                                                     August 2002 to date; Director,
                                                     October 2003 to date.

Mark W. Pfaff......................................  Executive Vice President in
                                                     charge of U.S. Life Insurance
                                                     and Agency, New York Life, March
                                                     2009 to date; Senior Vice
                                                     President in charge of U.S. Life
                                                     Insurance and Agency, November
                                                     2008 to March 2009; Senior Vice
                                                     President Agency, January 2006
                                                     to November 2008; Senior Vice
                                                     President Northeastern Agencies,
                                                     April 2004 to January 2006.
                                                     Director, NYLIAC, January 2009
                                                     to date; Senior Vice President
                                                     in charge of Agency Department
                                                     June 2006 to date; Director June
                                                     2006 to July 2007.

Arthur H. Seter....................................  Senior Vice President and Deputy
                                                     Chief Investment Officer, New
                                                     York Life, July 2006 to date.
                                                     Senior Managing Director, New
                                                     York Life Investment Management
                                                     LLC, January 2000 to June 2006.
                                                     Senior Vice President and Chief
                                                     Investment Officer, NYLIAC, May
                                                     2008 to date; Senior Vice
                                                     President, April 2007 to May
                                                     2008; Director, June 2006 to
                                                     date.

Michael E. Sproule.................................  Executive Vice President and
                                                     Chief Financial Officer, New
                                                     York Life, March 2003 to date;
                                                     Senior Vice President, March
                                                     1999 to March 2003; Chief
                                                     Financial Officer, May 2002 to
                                                     date; Acting Chief Financial
                                                     Officer, August 2001 to May
                                                     2002. Director, NYLIAC, June
                                                     2002 to date.


Joel M. Steinberg..................................  Senior Vice President and Chief
                                                     Actuary, New York Life, November
                                                     2008 to date; Senior Vice
                                                     President and Chief Financial
                                                     Officer of Life and Annuity,
                                                     March 2007 to November 2008;
                                                     Senior Vice President and Chief
                                                     Financial Officer, March 2006 to
                                                     March 2007; Senior Vice
                                                     President and Chief Actuary,
                                                     September 2001 to March 2006.
                                                     Senior Vice President and Chief
                                                     Actuary, NYLIAC, January 2009 to
                                                     date; Senior Vice President and
                                                     Chief Financial Officer, April
                                                     2006 to January 2009; Senior
                                                     Vice President and Chief
                                                     Actuary, December 2001 to April
                                                     2006; Director, December 2005
                                                     to date.

Michael Whitton....................................  Senior Vice President and Chief
                                                     Financial Officer U.S. Life
                                                     Insurance and Agency, New York
                                                     Life, November 2008 to date;
                                                     Senior Vice President and Chief
                                                     Financial Officer Special
                                                     Markets, March 2005 to November
                                                     2008; First Vice President,
                                                     Chief Financial Officer and Head
                                                     of Tampa Systems Special
                                                     Markets, March 2003 to March
                                                     2005. Director, NYLIAC, January
                                                     2009 to date.

PRINCIPAL OFFICERS:                                  POSITIONS DURING LAST FIVE
                                                     YEARS:


John A. Cullen.....................................  Senior Vice President,
                                                     Controller and Chief Accounting
                                                     Officer, New York Life,
                                                     September 2002 to date; Vice
                                                     President and Deputy Controller,
                                                     December 1999 to August 2002.
                                                     Senior Vice President, NYLIAC,
                                                     December 2002 to date; Vice
                                                     President, December 1999 to
                                                     December 2002; Controller,
                                                     December 1999 to December 2002.

Thomas F. English..................................  Senior Vice President and Chief
                                                     Insurance Counsel, New York
                                                     Life, September 2007 to date;
                                                     Senior Vice President and
                                                     General Counsel, April 2005 to
                                                     September 2007; Senior Vice
                                                     President and Deputy General
                                                     Counsel, January 2000 to April
                                                     2005. Senior Vice President and
                                                     Chief Legal Officer, NYLIAC, May
                                                     2008 to date; President and
                                                     General Counsel, April 2005 to
                                                     May 2008; Senior Vice President
                                                     and Deputy General Counsel,
                                                     January 2000 to April 2005.


John Y. Kim........................................  Executive Vice President, New
                                                     York Life, April 2008 to date.
                                                     CEO & President, NYLIM, April
                                                     2008 to date.  President
                                                       Prudential Retirement,
                                                     Prudential Financial, April 2004
                                                     to September 2007.  Executive
                                                     Vice President, NYLIAC, December
                                                     2008 to date.

Catherine A. Marrion...............................  Vice President and Associate
                                                     General Counsel, New York Life,
                                                     March 2001 to date.   Vice
                                                     President and Secretary, NYLIAC,
                                                     April 2005 to date; Secretary
                                                     March 2000 to April 2005.

Barbara J. McInerney...............................  Senior Vice President and Chief
                                                     Compliance Officer, New York
                                                     Life, March 2008 to date; Senior
                                                     Vice President in charge of
                                                     Corporate Compliance, September
                                                     2000 to March 2008.  Senior Vice
                                                     President in charge of Corporate
                                                     Compliance, NYLIAC, August 2001
                                                     to date; Vice President in
                                                     charge of Corporate Compliance,
                                                     August 2000 to August 2001.

Angelo J. Scialabba................................  First Vice President, New York
                                                     Life, November 2006 to date;
                                                     Vice President, March 1998 to
                                                     November 2006.  First Vice
                                                     President and Controller,
                                                     NYLIAC, November 2006 to date;
                                                     Vice President and Controller,
                                                     January 2005 to November 2006.

Eileen T. Slevin...................................  Senior Vice President and Chief
                                                     Information Officer, New York
                                                     Life, July 2007 to date; Senior
                                                     Vice President 1999 to July
                                                     2007.  Senior Vice President and
                                                     Chief Information Officer,
                                                     NYLIAC, July 2007 to date.

Gary E. Wendlandt..................................  Vice Chairman of the Board and
                                                     Chief Investment Officer, New
                                                     York Life, November 2007 to
                                                     date; Senior Executive Vice
                                                     President for Investment and
                                                     Finance and Chief Investment
                                                     Officer, July 2006 to November
                                                     2007.  Chairman of New York Life
                                                     Investment Management, LLC,
                                                     March 2000 to date. Vice
                                                     Chairman in charge of Investment
                                                     and Finance, NYLIAC, May 2008 to
                                                     date; Senior Executive Vice
                                                     President in charge of
                                                     Investment & Finance, September
                                                     2007 to May 2008; Senior
                                                     Executive Vice President, June
                                                     2006 to September 2007;
                                                     Executive Vice President, March
                                                     2000 to June 2006.


Richard J. Witterschein............................  First Vice President and
                                                     Treasurer, New York Life, July
                                                     2007 to date; Vice President and
                                                     Assistant Treasurer, March 2006
                                                     to June 2007; Corporate Vice
                                                     President, March 2000 to
                                                     February 2006.  First Vice
                                                     President and Treasurer, NYLIAC,
                                                     July 2007 to date; Vice
                                                     President and Assistant
                                                     Treasurer June 2006 to June
                                                     2007.




---------------
* Principal business address is 51 Madison Avenue, New York, New York 10010.

                                THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's General Account, which includes all of NYLIAC's assets except those assets specifically allocated to the Separate Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

     INTEREST CREDITING

     NYLIAC guarantees that it will credit interest at an annual rate of at least 4% to values in or transferred to the Fixed Account under the policies. NYLIAC may, at its sole discretion, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account. The interest rate will be set by NYLIAC and can change daily. The interest rate may differ for loaned and non-loaned amounts in the Fixed Account.

     TRANSFERS TO INVESTMENT DIVISIONS AND TO THE FIXED ACCOUNT

     Amounts may be transferred from the Fixed Account to the Investment Divisions, subject to the following conditions.

     1. Maximum Transfer. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of $5,000 or 20% of the value in the Fixed Account at the beginning of the Policy Year. This means, for example if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.

     2. Minimum Transfer. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or
        (ii) the value in the Fixed Account. In most states, we will consider transfers of amounts less than this minimum.

     3. Minimum Remaining Value. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, we have the right to include that amount in the transfer.

     We reserve the right to limit transfers from the Investment Divisions to the Fixed Account after the first two Policy Years. In New Jersey and New York, after the first two Policy Years, you may not make more than 12 transfers to the Fixed Account in any one Policy Year. You should review your policy for further details. Certain limits apply to transfers into and out of Investment Divisions. See CASH VALUE AND CASH SURRENDER VALUE--Limits on Transfers.

     See the policy for details and a description of the Fixed Account.

                        FEDERAL INCOME TAX CONSIDERATIONS

     OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax deductible reserves associated with the policies.

     CHARGES FOR TAXES

     We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.


     Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present, we do not charge the separate account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.


     DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of Separate Account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the Separate Account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of Separate Account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

     LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy, subject to the discussion below under "IRC Section 101(j) -- Impact on Employer-Owned Policies," will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "IRC Section
101(j) -- Impact on Employer-Owned Policies," we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the Primary Insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     IRC SECTION 101(J) -- IMPACT ON EMPLOYER-OWNED POLICIES

     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

     (1) the insured was an individual who was an employee within 12 months of his death;


     (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $110,000 (for 2009), directors and anyone else in the top 35 percent of employees based on compensation;


     (3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or

     (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

     Policyholders that own one or more contracts subject to IRC Section 101(j) will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

     You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming this provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

     MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

     Any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.


     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.



     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.


     POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.


     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal.





     POLICY LOANS AND INTEREST DEDUCTIONS


     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

     CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

     EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

     REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured or if you do not have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer, employee, or because the Primary Insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may enact.

     OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or Beneficiary.

     WITHHOLDING


     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.


     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                       ADDITIONAL PROVISIONS OF THE POLICY

     REINSTATEMENT OPTION

     For a period of five (5) years after termination, and during the Insured's lifetime, you can send a written request that we reinstate the policy to one of the addresses listed on the first page of this prospectus. We will not reinstate the policy if it has been returned for its Cash Surrender Value. Note that a termination and later reinstatement may cause the policy to become a modified endowment contract.

     Before we will reinstate the policy, we must also receive the following:

       -- A payment in an amount which is sufficient to keep the policy in force for at least 3 months. If the policy lapses before and is reinstated after the first policy anniversary, we must also receive an amount equal to 150% of any deferred contract charge not previously deducted. This payment will be in lieu of the payment of all premiums in arrears;

       -- Any unpaid loan must be repaid or deducted from the Cash Value of the reinstated policy, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the policy loan interest rate; and

       -- Evidence of insurability satisfactory to us if the reinstatement is requested more than 30 days after termination.

     We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance what your instructions at the time you make such payment.

Payments received after 4:00 p.m. on any Business Day, or any non-Business Day, will be credited on the next Business Day.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of any additional premiums due, which is an amount that is sufficient to keep the policy in force for at least 3 months.

     If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated.

     ADDITIONAL BENEFITS PROVIDED BY RIDERS

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. There is generally an additional charge for each rider you elect. The following riders are available.

     ACCIDENTAL DEATH BENEFIT

     This rider provides an additional death benefit if the Primary Insured's death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the Primary Insured occurs before the Primary Insured's first birthday or after the policy anniversary on which the Primary Insured is age 70. There is an additional charge for this rider.

     CHILDREN'S INSURANCE RIDER

     This rider provides a level term insurance benefit on the child, stepchild, or legally adopted child of the Primary Insured (a "covered child") who is proposed and accepted for coverage. A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or under when this rider is issued, or when that child would otherwise be covered. No child is covered under the rider, however, until the 15(th) day after birth.

     When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase 1 to 25 units of coverage on each covered child. Each unit provides $1,000 of level term insurance. The number of units must be the same for each child. Each child covered under this rider is issued in a standard risk class.

     If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

     The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:

       -- the policy anniversary on which the covered child is age 25; and

       -- the policy anniversary on which the Primary Insured is, or would have been, age 65.

     Within 31 days after the date on which the term insurance coverage ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion. To convert this rider, you must send a completed Children's Insurance Rider form to VPSC at one of the addresses listed on the first page of this prospectus.

     There is an additional charge for this rider.

     GUARANTEED INSURABILITY RIDER

     This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. The additional insurance coverage can either be a new policy on the life of the Primary Insured or an increase to the existing policy's face amount.

     Scheduled option dates are the policy anniversaries on which the Primary Insured is age 22, 25, 28, 31, 34, 37, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:

       -- the marriage of the Primary Insured;

       -- the birth of a living child to the Primary Insured; or

       -- the legal adoption of a child by the Primary Insured.

     If elected, the new policy or increase in face amount will take effect as of a scheduled or alternative option date. This date will always be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance on the Primary Insured in an amount equal to the maximum amount you are eligible to purchase on the alternative option date. This term insurance coverage will begin on the date that the event which triggers the alternative option date occurs until the alternative option date. We do not provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

     In order to exercise this rider's benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy's face amount based on the Primary Insured's age when the policy was issued. The multiples are set forth below:

AGE AT
ISSUE                     MULTIPLE
------                    --------
 0-21        5 times face amount
22-37        2 times face amount
38-43        1 times face amount


     This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within three months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will also provide the automatic term insurance coverage up to that option date. To exercise this rider, you must send a completed Guaranteed Insurability Rider form to VPSC at one of the addresses listed on the first page of this prospectus.

     There is an additional charge for this rider.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER

     We no longer offer this rider for sale. If you previously purchased this rider, however, we will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The face or benefit amount of a rider is the amount that is multiplied by the cost of insurance rate for that rider.

     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's Cash Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the Primary Insured's age 70, 80, or 95. You can choose any one of these expiry dates as long as the benefit period is at least ten years.

     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." If you elected this rider, you will find the GMDB premium on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

     GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)


Cumulative                  Cumulative partial    must be at least    Cumulative monthly GMDB
premium payments    less    withdrawals           equal to            premiums from the Policy Date to
to date                     to date                                   the date the test is performed



     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

     (a) If you take a loan during the first two Policy Years, this rider will end.

     (b) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums required up to the time you take the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     Under this rider, if the Primary Insured has a life expectancy of twelve months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider when you apply for your policy or after we issue your policy.

     You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

------------------------------------------------------------------------
                         CALCULATION STEPS
------------------------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage
  STEP 2
  Result of Step 1 X Interest factor (varies)
  STEP 3
  Result of Step 1--Result of Step 2
  STEP 4
  Result of Step 3--Update loan--Administrative Fee


     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     When we make a payment under this rider, we will reduce your policy's face amount, Surrender Charge Premium, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected.

     MONTHLY DEDUCTION WAIVER

     This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the Primary Insured is age 65. In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

       -- the monthly cost of insurance for the base policy;

       -- the monthly cost of riders, if any; and

       -- the monthly contract charge.

     You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we waive any monthly deduction charges. We will waive the monthly deduction charges as long as the total disability continues. From time to time we may require proof that the Primary Insured is still totally disabled. We will pay for any medical examination necessary in connection with such proof.

     In addition, the following special rules apply:

       -- If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the Primary Insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of time that the policy is in effect. We will not require any further proof of disability.

       -- If the total disability begins after the policy anniversary on which the Primary Insured is age 60, we will waive the monthly deduction charges under this policy while the disability continues but only until the policy anniversary on which the Primary Insured is age 65.

     We will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

     There is an additional charge for this rider.

     SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION

     This rider allows a spouse who is the Beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the Primary Insured dies. This rider is included in the policy at no additional cost.

     The maximum face amount of the new paid-up whole life policy is the lesser of:

       -- the amount of the Policy Proceeds payable under this policy (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or

       -- $5,000,000.

     If the Primary Insured's spouse dies at the same time as the Primary Insured or within 90 days after the Primary Insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse, and the spouse must consent to the issuance of the new insurance in writing.

     TERM INSURANCE ON OTHER COVERED INSURED RIDER

     This rider provides term insurance on one or more members of the Primary Insured's immediate family (generally, the spouse and/or children of the Primary Insured). The Primary Insured can also be covered under this rider.

     We refer to any person, including the Primary Insured, who is covered under this rider as an "Other Covered Insured" (OCI). The minimum amount of term insurance that you can apply for under this rider is $25,000.

     You can convert the term insurance provided by this rider to any permanent plan of insurance we offer without any evidence of insurability. You can make a conversion on any Monthly Deduction Day prior to the policy anniversary on which the OCI is age 70, provided the policy is in effect. To exercise this rider, you must send a completed form to VPSC at one of the addresses listed on the first page of this prospectus.

     The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured's death. The term insurance under this rider will also end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 95.

     There is an additional charge for this rider.

     PAYMENT OPTIONS

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at the Variable Products Service Center, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     Death benefits will be paid in one sum, or if elected, all or part of the death benefit can be placed under one or more of the options described in this section. If we agree, the death benefit may be placed under some other method of payment instead. Any death benefits paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.

     While the Insured is living, you can elect or change an option. You can also elect or change one or more Beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can elect an option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payees may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

     If we agree, a payee who elects Option 1A, 1B, or 2 may later elect to have any amount we still have, or the present value of any elected payments, placed under some other option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum.

     PAYEES

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree otherwise. We may require proof of the age or the survival of a payee.

     It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments that remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B)

     The policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2) (NOT AVAILABLE IN MASSACHUSETTS AND MONTANA)

     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the death benefit to purchase a corresponding single premium life annuity policy, which is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the appropriate Option 2 table of your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     When asked, we will state in writing what the minimum amount of each monthly payment would be under these options. It is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1995 AND                                                        2036 AND
 EARLIER    1996-2005    2006-2015    2016-2025    2026-2035      LATER
--------    ---------    ---------    ---------    ---------    --------
   +2           +1           0            -1           -2          -3


     For Option 2, we make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     BENEFICIARY

     A Beneficiary is any person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies. You name the Beneficiary when you apply for the policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

     Who is named as Owner and Beneficiary may impact whether and to what extent the Life insurance Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies for more information.

     To change a revocable beneficiary while the insured is living, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the policyowner or, if deceased, the policyowner's estate.

     ASSIGNMENT

     While the Insured is living, the policy can be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of such assignment at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. We are not responsible for the validity of any assignment.

     TRANSFER OF OWNERSHIP

     The current policy owner (on non-qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new owner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new owner(s) submit financial and suitability information as well.

     LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in face amount, other than one due solely to a change in the life insurance benefit option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date (unless a state has different requirements). After that we cannot contest its validity, except for failure to pay premiums unless the Insured died within that two year period. For any increase in the face amount, other than one due solely to a change in the life insurance benefit option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the Cash Value (except in Pennsylvania), Cash Surrender Value, and the death benefit will be adjusted to reflect the correct age and sex. The death benefit will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

     SUICIDE

     If the death of the Primary Insured is a result of suicide within two years (or less where required by law) from the Issue Date (or with respect to an increase in face amount, the effective date of the increase), and while the policy is in force, we pay a limited death benefit in one sum to the Beneficiary. The limited death benefit is the amount of premiums, less any Policy Debt, or amounts withdrawn. For any increases in the face amount, the limited death benefit will be the monthly deductions made for that increase. If the limited death benefit for the entire policy is payable, there will be no additional payment for the increase.

     WHEN WE PAY PROCEEDS

     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, loan proceeds, partial withdrawals, or the death benefit proceeds generally within seven days after we receive all of the necessary requirements at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. But we can delay payment of the

Cash Surrender Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that:

       -- It is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or

       -- The SEC, by order, permits us to delay payment in order to protect our policyowners.

       -- Federal laws designed to combat terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular situation, we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or account is frozen, the cash value would be moved to a special segregated interest bearing account and held in that account until instructions are received from the appropriate federal regulator.

       -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

     We may delay paying any surrender value or loan proceeds on the Fixed Account for up to 6 months from the date the request is received at one of the Variable Products Service Centers listed on the first page of this prospectus. We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.

                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail to you at your last known address of record a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     It is important that you inform NYLIAC of an address change so that you can receive these policy statements. (Please refer to the section on "How To Reach Us for Policy Services.") In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. Neither New York Life nor NYLIAC, however, guarantees the investment performance of the Investment Divisions. NYLIAC's obligations under the policy are subject to its claim-paying ability, and are not backed or guaranteed by NYLIC.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.


     The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.9% per year.(1) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy's Target Premium during Policy Year 1, 8% in Policy Year 2, 6.25% in Policy Years 3 and 4, 6.5% in Policy Years 5 and 6, 5.5% in Policy Year 7, 5.0% in Policy Years 8-10, 3.5% in Policy Years 11-15, plus 3.5% of premiums paid in excess of such amount in Policy Years 1-15. The "Target Premium" is the calculation of the maximum commission payable based on the insured's age at the inception of the policy, gender, and face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.



     The total commissions paid during the fiscal years ended December 31, 2008, 2007, and 2006 were $1,617,649, $1,793,838, and $2,994,654 respectively. NYLIFE
Distributors did not retain any of these commissions.


     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.


----------
1 Assumes a discount rate of 6%. Additional assumptions for the VUL product are Male Issue Age 36, issued preferred, with a planned annual premium of $2,750 and an initial face amount of $250,000.

     NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in law suits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2008 and 2007, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2008 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2008, and the statements of operations, of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS




GROUP 1 POLICIES:   Variable Universal Life
                    Survivorship Variable Universal Life -
                    Series 1

GROUP 2 POLICIES:   Variable Universal Life 2000 -
                    Series 1
                    Single Premium Variable Universal Life -
                    Series 1

GROUP 3 POLICIES:   Pinnacle Variable Universal Life
                    Pinnacle Survivorship Variable Universal Life

GROUP 4 POLICIES:   Variable Universal Life 2000 -
                    Series 2
                    Survivorship Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 3
                    Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2008






                                                                               MAINSTAY VP
                                           MAINSTAY VP       MAINSTAY VP         CAPITAL
                                           BALANCED--          BOND--        APPRECIATION--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $7,230,249        $32,293,722      $134,939,843
  Dividends due and accrued...........             --                 --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          1,332            (46,316)          (92,343)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          1,827             12,188            64,018
     Administrative charges...........            213              1,218             8,168
                                           ----------        -----------      ------------
       Total net assets...............     $7,229,541        $32,234,000      $134,775,314
                                           ==========        ===========      ============

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $2,396,940        $13,445,716      $ 94,366,997
     Group 2 Policies.................      1,231,649         10,727,571        34,845,772
     Group 3 Policies.................             --          1,300,277           398,594
     Group 4 Policies.................      3,600,952          6,760,436         5,163,951
                                           ----------        -----------      ------------
       Total net assets...............     $7,229,541        $32,234,000      $134,775,314
                                           ==========        ===========      ============
     Group 1 variable accumulation
       unit value.....................     $     8.82        $     21.67      $      14.83
                                           ==========        ===========      ============
     Group 2 variable accumulation
       unit value.....................     $     8.89        $     16.15      $       5.65
                                           ==========        ===========      ============
     Group 3 variable accumulation
       unit value.....................     $       --        $     14.11      $       7.33
                                           ==========        ===========      ============
     Group 4 variable accumulation
       unit value.....................     $     9.05        $     13.76      $       8.22
                                           ==========        ===========      ============


Identified Cost of Investment.........     $9,576,105        $31,954,845      $173,083,204
                                           ==========        ===========      ============




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I













                          MAINSTAY VP       MAINSTAY VP                                                              MAINSTAY VP
        MAINSTAY VP         COMMON         CONSERVATIVE       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP         GROWTH
           CASH             STOCK--        ALLOCATION--      CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--      ALLOCATION--
        MANAGEMENT       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
      ---------------------------------------------------------------------------------------------------------------------------


        $80,918,497      $ 69,303,692       $3,954,985        $27,253,632        $5,795,183        $24,679,538       $15,801,245
             31,996                --               --                 --            28,756                 --                --

            553,613            15,137           29,193                271                76            (46,360)         (102,300)



             17,816            30,996            1,309              9,555             1,345              8,923             4,072
              1,688             3,578              146                674               131                927               458
        -----------      ------------       ----------        -----------        ----------        -----------       -----------
        $81,484,602      $ 69,284,255       $3,982,723        $27,243,674        $5,822,539        $24,623,328       $15,694,415
        ===========      ============       ==========        ===========        ==========        ===========       ===========



        $19,577,674      $ 41,295,262       $1,643,023        $ 7,723,603        $1,457,883        $10,111,848       $ 5,331,599
         18,204,297        22,027,740          816,622         12,604,351         1,238,418          7,349,127         3,085,439
         23,952,472           706,052               --            433,093           877,497            557,011                --
         19,750,159         5,255,201        1,523,078          6,482,627         2,248,741          6,605,342         7,277,377
        -----------      ------------       ----------        -----------        ----------        -----------       -----------
        $81,484,602      $ 69,284,255       $3,982,723        $27,243,674        $5,822,539        $24,623,328       $15,694,415
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.58      $      22.02       $     9.30        $     15.97        $     8.35        $     21.39       $      7.59
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.26      $       8.36       $     9.25        $     11.31        $     8.41        $     16.59       $      7.52
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.20      $       8.60       $       --        $     10.88        $     8.19        $     14.29       $        --
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.18      $       9.83       $     9.39        $     10.98        $     8.57        $     14.02       $      7.63
        ===========      ============       ==========        ===========        ==========        ===========       ===========


        $80,916,314      $111,797,348       $4,581,180        $38,532,014        $7,867,286        $23,163,590       $24,167,130
        ===========      ============       ==========        ===========        ==========        ===========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008



                                           MAINSTAY VP
                                           HIGH YIELD        MAINSTAY VP       MAINSTAY VP
                                            CORPORATE        ICAP SELECT      INTERNATIONAL
                                             BOND--           EQUITY--          EQUITY--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....    $ 76,127,609      $ 67,759,852       $47,489,488
  Dividends due and accrued...........              --                --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          28,286            66,271             8,084

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          27,391            25,649            15,853
     Administrative charges...........           3,148             2,808             1,727
                                          ------------      ------------       -----------
       Total net assets...............    $ 76,125,356      $ 67,797,666       $47,479,992
                                          ============      ============       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................    $ 35,073,571      $ 32,766,210       $19,245,877
     Group 2 Policies.................      18,919,661        20,597,859        12,336,004
     Group 3 Policies.................       2,879,879         1,037,573                --
     Group 4 Policies.................      19,252,245        13,396,024        15,898,111
                                          ------------      ------------       -----------
       Total net assets...............    $ 76,125,356      $ 67,797,666       $47,479,992
                                          ============      ============       ===========
     Group 1 variable accumulation
       unit value.....................    $      21.29      $       8.62       $     20.24
                                          ============      ============       ===========
     Group 2 variable accumulation
       unit value.....................    $      13.73      $       9.28       $     12.56
                                          ============      ============       ===========
     Group 3 variable accumulation
       unit value.....................    $      14.13      $       9.87       $        --
                                          ============      ============       ===========
     Group 4 variable accumulation
       unit value.....................    $      13.48      $       9.94       $     15.53
                                          ============      ============       ===========


Identified Cost of Investment.........    $104,398,030      $108,957,918       $63,288,118
                                          ============      ============       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                                                                                                  MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP
         LARGE CAP          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500
         GROWTH--           CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


        $18,625,257       $21,508,774       $25,869,838       $25,486,020       $12,659,198       $21,489,820      $180,140,906
                 --                --                --                --                --                --                --

              4,571               466             9,930            (8,296)           22,595            35,830           (80,658)



              6,189             6,019             6,868             7,607             3,889             6,162            68,628
                349               601               604               700               417               683             7,837
        -----------       -----------       -----------       -----------       -----------       -----------      ------------
        $18,623,290       $21,502,620       $25,872,296       $25,469,417       $12,677,487       $21,518,805      $179,983,783
        ===========       ===========       ===========       ===========       ===========       ===========      ============



        $ 4,073,884       $ 6,950,135       $ 6,888,935       $ 7,931,308       $ 4,809,795       $ 7,857,498      $ 90,434,752
          9,538,323         5,626,511         7,542,795         7,940,650         2,985,696         4,778,822        49,992,577
            610,674                --                --                --                --                --        11,939,383
          4,400,409         8,925,974        11,440,566         9,597,459         4,881,996         8,882,485        27,617,071
        -----------       -----------       -----------       -----------       -----------       -----------      ------------
        $18,623,290       $21,502,620       $25,872,296       $25,469,417       $12,677,487       $21,518,805      $179,983,783
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $      5.45       $     10.41       $      9.03       $      9.79       $      8.76       $      8.10      $      23.32
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $      7.45       $     10.63       $      9.49       $      9.93       $      8.71       $      8.00      $       7.72
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $      7.55       $        --       $        --       $        --       $        --       $        --      $       8.90
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $      8.55       $     11.49       $     10.91       $     10.26       $      8.90       $      8.17      $       9.70
        ===========       ===========       ===========       ===========       ===========       ===========      ============


        $23,747,296       $39,326,134       $43,050,354       $42,821,826       $16,359,178       $30,154,502      $224,531,221
        ===========       ===========       ===========       ===========       ===========       ===========      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008




                                           MAINSTAY VP       MAINSTAY VP         AIM V.I.
                                            SMALL CAP           TOTAL         INTERNATIONAL
                                            GROWTH--          RETURN--        GROWTH FUND--
                                          INITIAL CLASS     INITIAL CLASS    SERIES I SHARES
                                         ---------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $12,151,916       $44,092,808        $1,318,310
  Dividends due and accrued...........              --                --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          (1,210)            8,568              (450)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           3,085            20,676               372
     Administrative charges...........             242             2,651                32
                                           -----------       -----------        ----------
       Total net assets...............     $12,147,379       $44,078,049        $1,317,456
                                           ===========       ===========        ==========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $ 2,706,595       $29,891,506        $  378,589
     Group 2 Policies.................       3,805,065        10,802,662           414,892
     Group 3 Policies.................              --           207,580                --
     Group 4 Policies.................       5,635,719         3,176,301           523,975
                                           -----------       -----------        ----------
       Total net assets...............     $12,147,379       $44,078,049        $1,317,456
                                           ===========       ===========        ==========
     Group 1 variable accumulation
       unit value.....................     $      6.65       $     18.43        $     6.10
                                           ===========       ===========        ==========
     Group 2 variable accumulation
       unit value.....................     $      6.90       $      9.09        $     6.24
                                           ===========       ===========        ==========
     Group 3 variable accumulation
       unit value.....................     $        --       $      9.97        $       --
                                           ===========       ===========        ==========
     Group 4 variable accumulation
       unit value.....................     $      8.15       $     10.56        $     6.31
                                           ===========       ===========        ==========


Identified Cost of Investment.........     $23,330,101       $67,568,785        $1,737,688
                                           ===========       ===========        ==========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








           ALGER             ALGER        ALLIANCEBERNSTEIN       AMERICAN
         AMERICAN          AMERICAN           VPS SMALL/         CENTURY VP          AMERICAN          AMERICAN
          CAPITAL          SMALLCAP         MID CAP VALUE         INFLATION         CENTURY VP        CENTURY VP
      APPRECIATION--       GROWTH--          PORTFOLIO--        PROTECTION--     INTERNATIONAL--        VALUE--
      CLASS O SHARES    CLASS O SHARES      CLASS A SHARES        CLASS II           CLASS II          CLASS II
      ------------------------------------------------------------------------------------------------------------


        $  696,556        $26,261,136         $  989,170          $135,939          $1,100,027        $  942,174
                --                 --                 --                --                  --                --

                --            (63,315)             4,570                --                  --               633



                --             10,123                175                --                  --                --
                --                974                 12                --                  --                --
        ----------        -----------         ----------          --------          ----------        ----------
        $  696,556        $26,186,724         $  993,553          $135,939          $1,100,027        $  942,807
        ==========        ===========         ==========          ========          ==========        ==========



        $       --        $11,378,268         $  268,269          $     --          $       --        $       --
                --         10,063,603            247,883                --                  --                --
           696,556            489,942                 --           135,939           1,100,027           942,807
                --          4,254,911            477,401                --                  --                --
        ----------        -----------         ----------          --------          ----------        ----------
        $  696,556        $26,186,724         $  993,553          $135,939          $1,100,027        $  942,807
        ==========        ===========         ==========          ========          ==========        ==========
        $       --        $      9.04         $     6.16          $     --          $       --        $       --
        ==========        ===========         ==========          ========          ==========        ==========
        $       --        $      6.89         $     6.13          $     --          $       --        $       --
        ==========        ===========         ==========          ========          ==========        ==========
        $    12.90        $     11.08         $       --          $  11.56          $    12.60        $    12.47
        ==========        ===========         ==========          ========          ==========        ==========
        $       --        $     12.05         $     6.36          $     --          $       --        $       --
        ==========        ===========         ==========          ========          ==========        ==========


        $1,112,729        $29,327,974         $1,173,417          $142,291          $1,748,864        $1,368,695
        ==========        ===========         ==========          ========          ==========        ==========


        CVS CALVERT       DREYFUS IP
          SOCIAL          TECHNOLOGY
         BALANCED          GROWTH--
         PORTFOLIO      INITIAL SHARES
      --------------------------------


        $3,347,811        $6,841,728
                --                --
             1,176             2,097

             1,243             1,746
               101               153
        ----------        ----------
        $3,347,643        $6,841,926
        ==========        ==========

        $1,169,554        $1,775,938
         1,462,530         1,954,015
                --           250,948
           715,559         2,861,025
        ----------        ----------
        $3,347,643        $6,841,926
        ==========        ==========
        $    11.90        $     6.24
        ==========        ==========
        $     8.50        $     6.54
        ==========        ==========
        $       --        $     8.45
        ==========        ==========
        $     9.76        $     8.50
        ==========        ==========


        $4,769,492        $9,625,336
        ==========        ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008



                                                          DWS DREMAN
                                        DREYFUS VIF        SMALL MID        FIDELITY(R)
                                        DEVELOPING         CAP VALUE            VIP
                                         LEADERS--           VIP--        CONTRAFUND(R)--
                                      INITIAL SHARES    CLASS A SHARES     INITIAL CLASS
                                      ---------------------------------------------------

ASSETS:
  Investments, at net asset value...    $  966,202         $326,994         $125,052,678
  Dividends due and accrued.........            --               --                   --
  Net receivable from (payable to)
     New York Life Insurance and
     Annuity Corporation............            --              135              (75,931)

LIABILITIES:
  Liability to New York Life
     Insurance and Annuity
     Corporation for:
     Mortality and expense risk
       charges......................            --               70               45,695
     Administrative charges.........            --                5                4,960
                                        ----------         --------         ------------
       Total net assets.............    $  966,202         $327,054         $124,926,092
                                        ==========         ========         ============

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies...............    $       --         $ 73,194         $ 58,105,355
     Group 2 Policies...............            --           96,080           37,491,345
     Group 3 Policies...............       966,202               --            5,558,362
     Group 4 Policies...............            --          157,780           23,771,030
                                        ----------         --------         ------------
       Total net assets.............    $  966,202         $327,054         $124,926,092
                                        ==========         ========         ============
     Group 1 variable accumulation
       unit value...................    $       --         $   6.88         $      18.65
                                        ==========         ========         ============
     Group 2 variable accumulation
       unit value...................    $       --         $   6.98         $      11.02
                                        ==========         ========         ============
     Group 3 variable accumulation
       unit value...................    $     8.65         $     --         $      11.71
                                        ==========         ========         ============
     Group 4 variable accumulation
       unit value...................    $       --         $   6.91         $      11.70
                                        ==========         ========         ============


Identified Cost of Investment.......    $1,762,700         $357,567         $207,470,976
                                        ==========         ========         ============




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









        FIDELITY(R)                                           FIDELITY(R)                                           JANUS ASPEN
            VIP           FIDELITY(R)       FIDELITY(R)           VIP           FIDELITY(R)       FIDELITY(R)         SERIES
          EQUITY-             VIP               VIP           INVESTMENT            VIP               VIP           BALANCED--
         INCOME--          GROWTH--         INDEX 500--      GRADE BOND--        MID CAP--        OVERSEAS--       INSTITUTIONAL
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES
      --------------------------------------------------------------------------------------------------------------------------


        $42,175,837       $2,379,197        $ 3,786,827        $859,533         $2,459,452        $3,329,136       $102,191,638
                 --               --                 --              --                 --                --                 --

           (101,823)              --                 --              --                633                --            (12,872)



             14,725               --                 --              --                 --                --             42,158
              1,620               --                 --              --                 --                --              3,264
        -----------       ----------        -----------        --------         ----------        ----------       ------------
        $42,057,669       $2,379,197        $ 3,786,827        $859,533         $2,460,085        $3,329,136       $102,133,344
        ===========       ==========        ===========        ========         ==========        ==========       ============



        $18,622,003       $       --        $        --        $     --         $       --        $       --       $ 36,588,650
         11,580,327               --                 --              --                 --                --         50,628,723
          2,062,261        2,379,197          3,786,827         859,533          2,460,085         3,329,136          1,232,074
          9,793,078               --                 --              --                 --                --         13,683,897
        -----------       ----------        -----------        --------         ----------        ----------       ------------
        $42,057,669       $2,379,197        $ 3,786,827        $859,533         $2,460,085        $3,329,136       $102,133,344
        ===========       ==========        ===========        ========         ==========        ==========       ============
        $     13.38       $       --        $        --        $     --         $       --        $       --       $      23.26
        ===========       ==========        ===========        ========         ==========        ==========       ============
        $      9.32       $       --        $        --        $     --         $       --        $       --       $      13.27
        ===========       ==========        ===========        ========         ==========        ==========       ============
        $      9.23       $     7.10        $      8.68        $  12.03         $    15.03        $    11.89       $      12.93
        ===========       ==========        ===========        ========         ==========        ==========       ============
        $      9.16       $       --        $        --        $     --         $       --        $       --       $      13.03
        ===========       ==========        ===========        ========         ==========        ==========       ============


        $73,589,174       $3,827,500        $ 5,426,149        $901,787         $4,021,712        $5,512,566       $106,705,510
        ===========       ==========        ===========        ========         ==========        ==========       ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008


                                           JANUS ASPEN       JANUS ASPEN
                                             SERIES            SERIES            MFS(R)
                                             MID CAP          WORLDWIDE         INVESTORS
                                            GROWTH--          GROWTH--            TRUST
                                          INSTITUTIONAL     INSTITUTIONAL       SERIES--
                                             SHARES            SHARES         INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $1,026,396        $64,973,502        $149,036
  Dividends due and accrued...........             --                 --              --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             --            (87,580)             --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             --             28,815              --
     Administrative charges...........             --              2,639              --
                                           ----------        -----------        --------
       Total net assets...............     $1,026,396        $64,854,468        $149,036
                                           ==========        ===========        ========
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $       --        $29,630,211        $     --
     Group 2 Policies.................             --         29,150,300              --
     Group 3 Policies.................      1,026,396          1,055,127         149,036
     Group 4 Policies.................             --          5,018,830              --
                                           ----------        -----------        --------
       Total net assets...............     $1,026,396        $64,854,468        $149,036
                                           ==========        ===========        ========
     Group 1 variable accumulation
       unit value.....................     $       --        $     11.77        $     --
                                           ==========        ===========        ========
     Group 2 variable accumulation
       unit value.....................     $       --        $      6.48        $     --
                                           ==========        ===========        ========
     Group 3 variable accumulation
       unit value.....................     $    11.01        $      7.53        $   9.59
                                           ==========        ===========        ========
     Group 4 variable accumulation
       unit value.....................     $       --        $      8.07        $     --
                                           ==========        ===========        ========


Identified Cost of Investment.........     $1,598,549        $99,115,821        $215,375
                                           ==========        ===========        ========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                                               NEUBERGER
          MFS(R)                                              BERMAN AMT           PIMCO                               PIMCO
            NEW             MFS(R)            MFS(R)            MID-CAP           GLOBAL             PIMCO             REAL
         DISCOVERY         RESEARCH          UTILITIES          GROWTH            BOND--        LOW DURATION--       RETURN--
         SERIES--          SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES
      --------------------------------------------------------------------------------------------------------------------------


        $  904,376         $111,214         $2,764,953         $399,539          $213,180           $18,317          $247,401
                --               --                 --               --               526                75               586

                --               --             (2,682)              --                --                --                --



                --               --                559               --                --                --                --
                --               --                 59               --                --                --                --
        ----------         --------         ----------         --------          --------           -------          --------
        $  904,376         $111,214         $2,761,653         $399,539          $213,706           $18,392          $247,987
        ==========         ========         ==========         ========          ========           =======          ========


        $       --         $     --         $  707,735         $     --          $     --           $    --          $     --
                --               --            463,076               --                --                --                --
           904,376          111,214            810,796          399,539           213,706            18,392           247,987
                --               --            780,046               --                --                --                --
        ----------         --------         ----------         --------          --------           -------          --------
        $  904,376         $111,214         $2,761,653         $399,539          $213,706           $18,392          $247,987
        ==========         ========         ==========         ========          ========           =======          ========
        $       --         $     --         $     6.22         $     --          $     --           $    --          $     --
        ==========         ========         ==========         ========          ========           =======          ========
        $       --         $     --         $     6.23         $     --          $     --           $    --          $     --
        ==========         ========         ==========         ========          ========           =======          ========
        $     8.32         $   7.97         $    20.49         $  10.97          $  11.44           $  9.98          $  10.20
        ==========         ========         ==========         ========          ========           =======          ========
        $       --         $     --         $     6.29         $     --          $     --           $    --          $     --
        ==========         ========         ==========         ========          ========           =======          ========


        $1,551,561         $160,641         $3,627,059         $543,948          $221,263           $19,909          $349,388
        ==========         ========         ==========         ========          ========           =======          ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008




                                              PIMCO
                                              TOTAL              ROYCE               ROYCE
                                            RETURN--           MICRO-CAP           SMALL-CAP
                                         ADMINISTRATIVE       PORTFOLIO--         PORTFOLIO--
                                          CLASS SHARES     INVESTMENT CLASS    INVESTMENT CLASS
                                         ------------------------------------------------------


ASSETS:
  Investments, at net asset value.....     $  966,234         $ 5,523,506         $5,564,328
  Dividends due and accrued...........          3,270                  --                 --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             --               1,517              5,420

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             --               1,294              1,557
     Administrative charges...........             --                 115                151
                                           ----------         -----------         ----------
       Total net assets...............     $  969,504         $ 5,523,614         $5,568,040
                                           ==========         ===========         ==========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $       --         $ 1,356,555         $1,797,684
     Group 2 Policies.................             --           1,441,933          1,537,653
     Group 3 Policies.................        969,504                  --                 --
     Group 4 Policies.................             --           2,725,126          2,232,703
                                           ----------         -----------         ----------
       Total net assets...............     $  969,504         $ 5,523,614         $5,568,040
                                           ==========         ===========         ==========
     Group 1 variable accumulation
       unit value.....................     $       --         $      7.20         $     8.14
                                           ==========         ===========         ==========
     Group 2 variable accumulation
       unit value.....................     $       --         $      7.20         $     8.12
                                           ==========         ===========         ==========
     Group 3 variable accumulation
       unit value.....................     $    11.75         $        --         $       --
                                           ==========         ===========         ==========
     Group 4 variable accumulation
       unit value.....................     $       --         $      7.29         $     8.35
                                           ==========         ===========         ==========


Identified Cost of Investment.........     $1,038,484         $10,732,861         $8,155,272
                                           ==========         ===========         ==========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










          T. ROWE           T. ROWE                                             VAN KAMPEN        VAN KAMPEN        VAN KAMPEN
           PRICE             PRICE            VAN ECK                          UIF EMERGING      UIF EMERGING        UIF U.S.
          EQUITY           LIMITED-          WORLDWIDE          VAN ECK           MARKETS           MARKETS            REAL
          INCOME           TERM BOND         ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--          ESTATE--
         PORTFOLIO         PORTFOLIO          RETURN          HARD ASSETS         CLASS I           CLASS I           CLASS I
      --------------------------------------------------------------------------------------------------------------------------


        $46,081,256        $565,307          $627,246         $21,655,245        $552,331         $34,987,848       $2,589,015
                 --           1,945                --                  --              --                  --               --

            (21,270)             --                --              62,267              --              16,887            3,243



             13,615              --                --               5,159              --              12,194              190
              1,117              --                --                 524              --               1,184               21
        -----------        --------          --------         -----------        --------         -----------       ----------
        $46,045,254        $567,252          $627,246         $21,711,829        $552,331         $34,991,357       $2,592,047
        ===========        ========          ========         ===========        ========         ===========       ==========



        $12,857,630        $     --          $     --         $ 6,745,858        $     --         $13,731,635       $  415,570
         15,953,733              --                --           5,150,957              --          11,863,124          150,773
          3,013,452         567,252           627,246           1,317,728         552,331             614,346          677,583
         14,220,439              --                --           8,497,286              --           8,782,252        1,348,121
        -----------        --------          --------         -----------        --------         -----------       ----------
        $46,045,254        $567,252          $627,246         $21,711,829        $552,331         $34,991,357       $2,592,047
        ===========        ========          ========         ===========        ========         ===========       ==========
        $     10.79        $     --          $     --         $     10.89        $     --         $     14.62       $     5.57
        ===========        ========          ========         ===========        ========         ===========       ==========
        $     11.02        $     --          $     --         $     10.56        $     --         $     15.16       $     5.58
        ===========        ========          ========         ===========        ========         ===========       ==========
        $     10.17        $  12.07          $   9.34         $     20.86        $  13.57         $     16.64       $    13.62
        ===========        ========          ========         ===========        ========         ===========       ==========
        $     10.24        $     --          $     --         $     11.07        $     --         $     17.10       $     5.76
        ===========        ========          ========         ===========        ========         ===========       ==========


        $70,205,202        $579,886          $722,694         $38,288,146        $716,153         $67,276,503       $3,906,762
        ===========        ========          ========         ===========        ========         ===========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008






                                                                            MAINSTAY VP                     MAINSTAY VP
                                            MAINSTAY VP     MAINSTAY VP       CAPITAL       MAINSTAY VP       COMMON
                                            BALANCED--        BOND--      APPRECIATION--       CASH           STOCK--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    MANAGEMENT     INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $        --     $ 1,392,890    $  1,086,142    $  1,382,600    $  1,421,847
  Mortality and expense risk charges....        (49,524)       (164,377)     (1,079,594)       (240,304)       (528,116)
  Administrative charges................         (3,065)        (13,452)       (133,727)        (16,286)        (56,883)
                                            -----------     -----------    ------------    ------------    ------------
       Net investment income (loss).....        (52,589)      1,215,061        (127,179)      1,126,010         836,848
                                            -----------     -----------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      1,615,289       4,901,792      17,391,394      31,228,598       8,835,209
  Cost of investments sold..............     (1,777,892)     (4,782,325)    (17,720,504)    (31,226,685)    (11,838,687)
                                            -----------     -----------    ------------    ------------    ------------
       Net realized gain (loss) on
          investments...................       (162,603)        119,467        (329,110)          1,913      (3,003,478)
  Realized gain distribution received...         27,301           9,683              --              --      12,823,830
  Change in unrealized appreciation
     (depreciation) on investments......     (2,323,626)       (396,673)    (89,198,530)          2,343     (52,101,592)
                                            -----------     -----------    ------------    ------------    ------------
       Net gain (loss) on investments...     (2,458,928)       (267,523)    (89,527,640)          4,256     (42,281,240)
                                            -----------     -----------    ------------    ------------    ------------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $(2,511,517)    $   947,538    $(89,654,819)   $  1,130,266    $(41,444,392)
                                            ===========     ===========    ============    ============    ============








                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                           INTERNATIONAL     LARGE CAP        MID CAP         MID CAP         MID CAP
                                             EQUITY--        GROWTH--         CORE--         GROWTH--         VALUE--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................   $    839,647    $     17,259    $    103,623    $         --    $    575,461
  Mortality and expense risk charges....       (317,296)       (124,863)       (170,215)       (208,801)       (184,409)
  Administrative charges................        (23,904)         (5,358)        (10,473)        (10,666)        (11,275)
                                           ------------    ------------    ------------    ------------    ------------
       Net investment income (loss).....        498,447        (112,962)        (77,065)       (219,467)        379,777
                                           ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      7,795,004       3,990,177       3,414,734       4,477,886       4,531,230
  Cost of investments sold..............     (6,257,560)     (3,875,081)     (3,409,014)     (3,790,522)     (4,570,907)
                                           ------------    ------------    ------------    ------------    ------------
       Net realized gain (loss) on
          investments...................      1,537,444         115,096           5,720         687,364         (39,677)
  Realized gain distribution received...      6,937,506              --       3,758,648       3,881,114       4,908,161
  Change in unrealized appreciation
     (depreciation) on investments......    (26,590,514)    (11,410,002)    (19,446,473)    (25,807,396)    (18,082,571)
                                           ------------    ------------    ------------    ------------    ------------
       Net gain (loss) on investments...    (18,115,564)    (11,294,906)    (15,682,105)    (21,238,918)    (13,214,087)
                                           ------------    ------------    ------------    ------------    ------------
          Net increase (decrease) in net
            assets resulting from
            operations..................   $(17,617,117)   $(11,407,868)   $(15,759,170)   $(21,458,385)   $(12,834,310)
                                           ============    ============    ============    ============    ============




Not all investment divisions are available under all policies.

(a) For the period May 9, 2008 (Commencement of Investments) through December 31, 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I












                                                                                        MAINSTAY VP
        MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP     HIGH YIELD      MAINSTAY VP
       CONSERVATIVE     MAINSTAY VP      FLOATING       MAINSTAY VP       GROWTH         CORPORATE      ICAP SELECT
       ALLOCATION--    CONVERTIBLE--      RATE--       GOVERNMENT--    ALLOCATION--       BOND--         EQUITY--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------


        $     5,382    $    802,821     $   401,712     $   687,809     $   137,311    $  9,025,189    $    444,899
            (20,176)       (194,670)        (35,756)       (110,447)       (102,020)       (514,722)       (365,710)
             (1,571)        (10,700)         (2,107)         (9,120)         (6,609)        (45,381)        (29,016)
        -----------    ------------     -----------     -----------     -----------    ------------    ------------
            (16,365)        597,451         363,849         568,242          28,682       8,465,086          50,173
        -----------    ------------     -----------     -----------     -----------    ------------    ------------



          1,459,381       4,289,441       2,343,915       3,999,003       1,129,245      12,890,137       5,870,643
         (1,578,841)     (3,894,768)     (2,816,799)     (3,932,069)     (1,187,411)    (12,258,936)     (6,056,001)
        -----------    ------------     -----------     -----------     -----------    ------------    ------------
           (119,460)        394,673        (472,884)         66,934         (58,166)        631,201        (185,358)
             31,728       4,661,514              --              --         434,579              --       3,260,482

           (641,401)    (20,456,426)     (1,795,733)      1,319,855      (8,811,779)    (34,457,235)    (43,511,687)
        -----------    ------------     -----------     -----------     -----------    ------------    ------------
           (729,133)    (15,400,239)     (2,268,617)      1,386,789      (8,435,366)    (33,826,034)    (40,436,563)
        -----------    ------------     -----------     -----------     -----------    ------------    ------------

        $  (745,498)   $(14,802,788)    $(1,904,768)    $ 1,955,031     $(8,406,684)   $(25,360,948)   $(40,386,390)
        ===========    ============     ===========     ===========     ===========    ============    ============







                        MAINSTAY VP                                                                      AIM V.I.
        MAINSTAY VP      MODERATE       MAINSTAY VP     MAINSTAY VP     MAINSTAY VP                    INTERNATIONAL
         MODERATE         GROWTH          S&P 500        SMALL CAP         TOTAL        MAINSTAY VP    GROWTH FUND--
       ALLOCATION--    ALLOCATION--       INDEX--        GROWTH--        RETURN--         VALUE--        SERIES I
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS     SHARES(A)
      --------------------------------------------------------------------------------------------------------------


        $    55,782     $   156,487    $   5,734,645   $         --    $  1,849,213    $  2,017,313      $  10,121
            (71,160)       (126,387)      (1,291,127)       (90,235)       (313,822)       (141,355)        (2,952)
             (4,948)         (8,800)        (125,809)        (4,097)        (37,770)        (17,179)          (143)
        -----------     -----------    -------------   ------------    ------------    ------------      ---------
            (20,326)         21,300        4,317,709        (94,332)      1,497,621       1,858,779          7,026
        -----------     -----------    -------------   ------------    ------------    ------------      ---------



          1,482,782       1,671,819       21,515,224      2,231,608       5,188,318      81,872,176         80,166
         (1,527,734)     (1,762,139)     (19,725,296)    (2,888,121)     (5,859,058)    (84,609,680)      (123,671)
        -----------     -----------    -------------   ------------    ------------    ------------      ---------
            (44,952)        (90,320)       1,789,928       (656,513)       (670,740)     (2,737,504)       (43,505)
            181,795         417,049               --      3,531,089       7,254,666      11,062,408         24,473

         (3,953,723)     (9,341,741)    (115,062,040)   (10,970,034)    (25,164,120)    (11,196,203)      (419,378)
        -----------     -----------    -------------   ------------    ------------    ------------      ---------
         (3,816,880)     (9,015,012)    (113,272,112)    (8,095,458)    (18,580,194)     (2,871,299)      (438,410)
        -----------     -----------    -------------   ------------    ------------    ------------      ---------

        $(3,837,206)    $(8,993,712)   $(108,954,403)  $ (8,189,790)   $(17,082,573)   $ (1,012,520)     $(431,384)
        ===========     ===========    =============   ============    ============    ============      =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2008


                                                                           ALLIANCEBERN-
                                                                               STEIN
                                               ALGER           ALGER        VPS SMALL/       AMERICAN        AMERICAN
                                             AMERICAN        AMERICAN      MID CAP VALUE    CENTURY VP      CENTURY VP
                                              CAPITAL        SMALLCAP       PORTFOLIO--      INFLATION       INTERNA-
                                          APPRECIATION--     GROWTH--         CLASS A      PROTECTION--      TIONAL--
                                          CLASS O SHARES  CLASS O SHARES     SHARES(A)       CLASS II        CLASS II
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $      --     $         --      $      --       $  4,961       $    11,140
  Mortality and expense risk charges....            --         (217,886)        (1,629)            --                --
  Administrative charges................            --          (17,739)           (43)            --                --
                                             ---------     ------------      ---------       --------       -----------
       Net investment income (loss).....            --         (235,625)        (1,672)         4,961            11,140
                                             ---------     ------------      ---------       --------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       127,293        4,804,028         46,702         12,992         2,758,752
  Cost of investments sold..............      (126,517)      (3,153,178)       (68,095)       (12,719)       (3,139,544)
                                             ---------     ------------      ---------       --------       -----------
       Net realized gain (loss) on
          investments...................           776        1,650,850        (21,393)           273          (380,792)
  Realized gain distribution received...            --          561,673             --             --           164,256
  Change in unrealized appreciation
     (depreciation) on investments......      (488,657)     (26,254,591)      (184,246)        (8,304)         (894,663)
                                             ---------     ------------      ---------       --------       -----------
       Net gain (loss) on investments...      (487,881)     (24,042,068)      (205,639)        (8,031)       (1,111,199)
                                             ---------     ------------      ---------       --------       -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $(487,881)    $(24,277,693)     $(207,311)      $ (3,070)      $(1,100,059)
                                             =========     ============      =========       ========       ===========







                                                                            FIDELITY(R)
                                            FIDELITY(R)     FIDELITY(R)         VIP         FIDELITY(R)     FIDELITY(R)
                                                VIP             VIP         INVESTMENT          VIP             VIP
                                             GROWTH--       INDEX 500--    GRADE BOND--      MID CAP--      OVERSEAS--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $    30,337     $   117,979      $  32,952      $    15,590     $   128,201
  Mortality and expense risk charges....             --              --             --               --              --
  Administrative charges................             --              --             --               --              --
                                            -----------     -----------      ---------      -----------     -----------
       Net investment income (loss).....         30,337         117,979         32,952           15,590         128,201
                                            -----------     -----------      ---------      -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....         76,911         261,157        274,564          994,152          77,919
  Cost of investments sold..............        (86,353)       (346,344)      (291,856)      (1,216,353)        (73,391)
                                            -----------     -----------      ---------      -----------     -----------
       Net realized gain (loss) on
          investments...................         (9,442)        (85,187)       (17,292)        (222,201)          4,528
  Realized gain distribution received...             --          29,004            640          479,278         427,919
  Change in unrealized appreciation
     (depreciation) on investments......     (1,734,879)     (1,783,438)       (53,262)      (1,816,326)     (2,825,734)
                                            -----------     -----------      ---------      -----------     -----------
       Net gain (loss) on investments...     (1,744,321)     (1,839,621)       (69,914)      (1,559,249)     (2,393,287)
                                            -----------     -----------      ---------      -----------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $(1,713,984)    $(1,721,642)     $ (36,962)     $(1,543,659)    $(2,265,086)
                                            ===========     ===========      =========      ===========     ===========




Not all investment divisions are available under all policies.

(a) For the period May 9, 2008 (Commencement of Investments) through December 31, 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                                                                            DWS DREMAN
                                                                               SMALL        FIDELITY(R)     FIDELITY(R)
         AMERICAN        CVS CALVERT       DREYFUS IP       DREYFUS VIF    MID CAP VALUE        VIP             VIP
        CENTURY VP         SOCIAL          TECHNOLOGY       DEVELOPING         VIP--          CONTRA-         EQUITY-
          VALUE--         BALANCED          GROWTH--         LEADERS--        CLASS A        FUND(R)--       INCOME--
         CLASS II         PORTFOLIO      INITIAL SHARES   INITIAL SHARES     SHARES(A)     INITIAL CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------


         $  17,425       $   111,561       $        --       $   9,587       $     --      $  1,807,293    $  1,553,455
                --           (22,754)          (49,171)             --           (443)         (944,209)       (317,797)
                --            (1,495)           (2,688)             --            (11)          (84,341)        (27,190)
         ---------       -----------       -----------       ---------       --------      ------------    ------------
            17,425            87,312           (51,859)          9,587           (454)          778,743       1,208,468
         ---------       -----------       -----------       ---------       --------      ------------    ------------



            36,800           666,706         2,068,790          28,732         44,160        13,355,744       5,988,297
           (53,598)         (712,071)       (2,087,505)        (45,738)       (63,205)      (15,028,079)     (7,382,952)
         ---------       -----------       -----------       ---------       --------      ------------    ------------

           (16,798)          (45,365)          (18,715)        (17,006)       (19,045)       (1,672,335)     (1,394,655)
            98,856            62,325                --          57,442             --         5,069,541          61,898

          (356,936)       (1,642,776)       (4,830,688)       (547,556)       (30,573)      (97,794,930)    (31,764,650)
         ---------       -----------       -----------       ---------       --------      ------------    ------------
          (274,878)       (1,625,816)       (4,849,403)       (507,120)       (49,618)      (94,397,724)    (33,097,407)
         ---------       -----------       -----------       ---------       --------      ------------    ------------


         $(257,453)      $(1,538,504)      $(4,901,262)      $(497,533)      $(50,072)     $(93,618,981)   $(31,888,939)
         =========       ===========       ===========       =========       ========      ============    ============






                         JANUS ASPEN       JANUS ASPEN
        JANUS ASPEN        SERIES            SERIES           MFS(R)          MFS(R)
          SERIES           MID CAP          WORLDWIDE        INVESTORS          NEW           MFS(R)          MFS(R)
        BALANCED--        GROWTH--          GROWTH--           TRUST         DISCOVERY       RESEARCH        UTILITIES
       INSTITUTIONAL    INSTITUTIONAL     INSTITUTIONAL      SERIES--        SERIES--        SERIES--        SERIES--
          SHARES           SHARES            SHARES        INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------


       $  3,143,382       $   2,929       $  1,160,243       $  1,459        $      --       $    505       $    10,968
           (623,435)             --           (519,706)            --               --             --            (4,063)
            (42,180)             --            (44,476)            --               --             --              (286)
       ------------       ---------       ------------       --------        ---------       --------       -----------
          2,477,767           2,929            596,061          1,459               --            505             6,619
       ------------       ---------       ------------       --------        ---------       --------       -----------



         11,176,562         108,957          9,624,161         58,850           13,818          1,948         1,573,867
        (10,443,407)        (83,100)       (13,566,848)       (72,686)         (16,225)        (2,491)       (1,846,929)
       ------------       ---------       ------------       --------        ---------       --------       -----------

            733,155          25,857         (3,942,687)       (13,836)          (2,407)          (543)         (273,062)
          8,243,942          39,835                 --         12,046          161,693             --           113,540

        (31,848,265)       (678,462)       (50,552,915)       (90,504)        (638,769)       (51,047)         (956,689)
       ------------       ---------       ------------       --------        ---------       --------       -----------
        (22,871,168)       (612,770)       (54,495,602)       (92,294)        (479,483)       (51,590)       (1,116,211)
       ------------       ---------       ------------       --------        ---------       --------       -----------


       $(20,393,401)      $(609,841)      $(53,899,541)      $(90,835)       $(479,483)      $(51,085)      $(1,109,592)
       ============       =========       ============       ========        =========       ========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2008





                                             NEUBERGER
                                            BERMAN AMT         PIMCO                           PIMCO           PIMCO
                                              MID-CAP         GLOBAL           PIMCO           REAL            TOTAL
                                              GROWTH          BOND--      LOW DURATION--     RETURN--        RETURN--
                                            PORTFOLIO--   ADMINISTRATIVE  ADMINISTRATIVE  ADMINISTRATIVE  ADMINISTRATIVE
                                              CLASS I      CLASS SHARES    CLASS SHARES    CLASS SHARES    CLASS SHARES
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $      --       $  4,763        $    836        $  6,538        $ 30,533
  Mortality and expense risk charges....            --             --              --              --              --
  Administrative charges................            --             --              --              --              --
                                             ---------       --------        --------        --------        --------
       Net investment income (loss).....            --          4,763             836           6,538          30,533
                                             ---------       --------        --------        --------        --------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        65,878         32,639          16,711          59,713          44,319
  Cost of investments sold..............       (44,880)       (32,888)        (17,001)             (2)             (3)
                                             ---------       --------        --------        --------        --------
       Net realized gain (loss) on
          investments...................        20,998           (249)           (290)         59,711          44,316
  Realized gain distribution received...            --             --             301             426          15,489
  Change in unrealized appreciation
     (depreciation) on investments......      (183,606)       (12,842)         (1,592)        (97,103)        (59,665)
                                             ---------       --------        --------        --------        --------
       Net gain (loss) on investments...      (162,608)       (13,091)         (1,581)        (36,966)            140
                                             ---------       --------        --------        --------        --------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $(162,608)      $ (8,328)       $   (745)       $(30,428)       $ 30,673
                                             =========       ========        ========        ========        ========






                                            VAN KAMPEN      VAN KAMPEN
                                           UIF EMERGING      UIF U.S.
                                              MARKETS          REAL
                                             EQUITY--        ESTATE--
                                              CLASS I         CLASS I
                                          ------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................   $         --     $    55,477
  Mortality and expense risk charges....       (338,737)           (870)
  Administrative charges................        (25,108)            (88)
                                           ------------     -----------
       Net investment income (loss).....       (363,845)         54,519
                                           ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     10,560,211         968,798
  Cost of investments sold..............     (7,336,618)     (1,654,934)
                                           ------------     -----------
       Net realized gain (loss) on
          investments...................      3,223,593        (686,136)
  Realized gain distribution received...     18,595,350         608,443
  Change in unrealized appreciation
     (depreciation) on investments......    (68,423,731)     (1,040,037)
                                           ------------     -----------
       Net gain (loss) on investments...    (46,604,788)     (1,117,730)
                                           ------------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................   $(46,968,633)    $(1,063,211)
                                           ============     ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









           ROYCE            ROYCE            T. ROWE          T. ROWE                                       VAN KAMPEN
         MICRO-CAP        SMALL-CAP           PRICE            PRICE          VAN ECK                      UIF EMERGING
        PORTFOLIO--      PORTFOLIO--         EQUITY          LIMITED-        WORLDWIDE        VAN ECK         MARKETS
        INVESTMENT       INVESTMENT          INCOME          TERM BOND       ABSOLUTE        WORLDWIDE        DEBT--
           CLASS            CLASS           PORTFOLIO        PORTFOLIO        RETURN        HARD ASSETS       CLASS I
      ------------------------------------------------------------------------------------------------------------------


        $   213,303      $    43,606      $  1,452,376       $ 19,177        $    444      $     95,312      $  42,116
            (38,887)         (28,397)         (311,563)            --              --          (182,176)            --
             (1,854)          (1,576)          (17,659)            --              --           (11,611)            --
        -----------      -----------      ------------       --------        --------      ------------      ---------
            172,562           13,633         1,123,154         19,177             444           (98,475)        42,116
        -----------      -----------      ------------       --------        --------      ------------      ---------



            795,847          837,246         7,382,018         73,770          14,001         9,055,607         17,591
         (1,038,964)      (1,042,552)       (7,356,246)       (77,108)        (14,839)       (8,940,388)       (21,816)
        -----------      -----------      ------------       --------        --------      ------------      ---------

           (243,117)        (205,306)           25,772         (3,338)           (838)          115,219         (4,225)
            893,867          560,585         1,886,323             --          14,220         5,219,203         24,309

         (4,683,786)      (2,230,992)      (29,565,423)       (11,697)        (98,351)      (24,321,068)      (159,781)
        -----------      -----------      ------------       --------        --------      ------------      ---------
         (4,033,036)      (1,875,713)      (27,653,328)       (15,035)        (84,969)      (18,986,646)      (139,697)
        -----------      -----------      ------------       --------        --------      ------------      ---------


        $(3,860,474)     $(1,862,080)     $(26,530,174)      $  4,142        $(84,525)     $(19,085,121)     $ (97,581)
        ===========      ===========      ============       ========        ========      ============      =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2008
and December 31, 2007







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                          BALANCED--                            BOND--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (52,589)      $   161,914       $ 1,215,061       $   920,831
     Net realized gain (loss) on investments................        (162,603)          823,922           119,467           101,417
     Realized gain distribution received....................          27,301           354,395             9,683                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (2,323,626)       (1,055,720)         (396,673)          680,089
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................      (2,511,517)          284,511           947,538         1,702,337
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,544,047         1,858,173         3,754,668         3,676,907
     Cost of insurance......................................        (637,068)         (591,685)       (2,059,998)       (1,701,973)
     Policyowners' surrenders...............................        (371,697)         (194,697)       (1,720,653)       (1,229,962)
     Net transfers from (to) Fixed Account..................          78,087           562,430          (267,359)         (409,814)
     Transfers between Investment Divisions.................        (787,693)          366,671         1,326,931           218,896
     Policyowners' death benefits...........................          (9,334)          (12,686)          (97,145)         (113,630)
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............              --        (5,906,171)               --                --
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................        (183,658)       (3,917,965)          936,444           440,424
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           1,029              (392)             (768)           (1,737)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................      (2,694,146)       (3,633,846)        1,883,214         2,141,024
NET ASSETS:
     Beginning of year......................................       9,923,687        13,557,533        30,350,786        28,209,762
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $ 7,229,541       $ 9,923,687       $32,234,000       $30,350,786
                                                                 ===========       ===========       ===========       ===========







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                         CONVERTIBLE--                      FLOATING RATE--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $    597,451       $   702,327       $   363,849      $    742,070
     Net realized gain (loss) on investments................         394,673           822,487          (472,884)         (115,352)
     Realized gain distribution received....................       4,661,514         1,036,888                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................     (20,456,426)        2,729,591        (1,795,733)         (159,032)
                                                                ------------       -----------       -----------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................     (14,802,788)        5,291,293        (1,904,768)          467,686
                                                                ------------       -----------       -----------      ------------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       4,879,547         5,145,128         1,170,419         1,704,542
     Cost of insurance......................................      (2,466,991)       (2,229,894)         (476,913)         (424,834)
     Policyowners' surrenders...............................      (2,075,765)       (2,133,058)         (575,851)         (385,950)
     Net transfers from (to) Fixed Account..................        (307,061)         (577,245)         (386,643)          456,918
     Transfers between Investment Divisions.................        (191,741)          118,694           203,905          (129,729)
     Policyowners' death benefits...........................        (341,346)          (99,540)            1,447           (49,734)
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............              --                --                --       (24,574,718)
                                                                ------------       -----------       -----------      ------------
       Net contributions and (withdrawals)..................        (503,357)          224,085           (63,636)      (23,403,505)
                                                                ------------       -----------       -----------      ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           6,789            (6,113)              194              (884)
                                                                ------------       -----------       -----------      ------------
          Increase (decrease) in net assets.................     (15,299,356)        5,509,265        (1,968,210)      (22,936,703)
NET ASSETS:
     Beginning of year......................................      42,543,030        37,033,765         7,790,749        30,727,452
                                                                ------------       -----------       -----------      ------------
     End of year............................................    $ 27,243,674       $42,543,030       $ 5,822,539      $  7,790,749
                                                                ============       ===========       ===========      ============




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











                                                                                                        MAINSTAY VP
              MAINSTAY VP                                                 MAINSTAY VP                   CONSERVATIVE
         CAPITAL APPRECIATION--             MAINSTAY VP                  COMMON STOCK--                 ALLOCATION--
             INITIAL CLASS                CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



      $    (127,179) $ (1,213,087)   $ 1,126,010    $ 1,647,910   $    836,848   $    732,438    $  (16,365)    $   55,169
           (329,110)    2,363,077          1,913           (188)    (3,003,478)      (451,395)     (119,460)        72,266
                 --            --             --             --     12,823,830      8,738,914        31,728         38,310

        (89,198,530)   25,092,155          2,343            377    (52,101,592)    (3,764,577)     (641,401)       (38,471)
      -------------  ------------    -----------    -----------   ------------   ------------    ----------     ----------

        (89,654,819)   26,242,145      1,130,266      1,648,099    (41,444,392)     5,255,380      (745,498)       127,274
      -------------  ------------    -----------    -----------   ------------   ------------    ----------     ----------

         28,281,720    31,897,665     11,364,454      8,081,146     11,562,051     12,841,964       540,010        429,434
        (16,421,569)  (17,150,332)    (4,099,452)    (3,036,447)    (6,665,974)    (6,872,274)     (203,442)       (85,402)
        (11,617,014)  (12,494,630)    (6,813,122)    (2,936,318)    (4,675,116)    (4,829,926)      (73,459)       (50,715)
         (5,168,823)   (5,505,403)    19,071,670     10,075,968     (2,288,136)    (2,276,396)     (164,763)       285,702
         (7,749,130)  (14,399,455)    10,439,979      3,590,023     (3,106,125)    (3,151,491)    2,000,457        735,168
           (358,882)     (368,646)      (149,477)      (271,337)      (415,780)      (141,836)      (10,901)        (1,424)

                 --            --             --             --             --             --            --       (277,960)
      -------------  ------------    -----------    -----------   ------------   ------------    ----------     ----------
        (13,033,698)  (18,020,801)    29,814,052     15,503,035     (5,589,080)    (4,429,959)    2,087,902      1,034,803
      -------------  ------------    -----------    -----------   ------------   ------------    ----------     ----------


             80,936       (46,282)          (579)        (1,396)        34,164         (7,659)          293           (145)
      -------------  ------------    -----------    -----------   ------------   ------------    ----------     ----------
       (102,607,581)    8,175,062     30,943,739     17,149,738    (46,999,308)       817,762     1,342,697      1,161,932

        237,382,895   229,207,833     50,540,863     33,391,125    116,283,563    115,465,801     2,640,026      1,478,094
      -------------  ------------    -----------    -----------   ------------   ------------    ----------     ----------
      $ 134,775,314  $237,382,895    $81,484,602    $50,540,863   $ 69,284,255   $116,283,563    $3,982,723     $2,640,026
      =============  ============    ===========    ===========   ============   ============    ==========     ==========






                                            MAINSTAY VP                   MAINSTAY VP
              MAINSTAY VP                      GROWTH                      HIGH YIELD                   MAINSTAY VP
              GOVERNMENT--                  ALLOCATION--                CORPORATE BOND--            ICAP SELECT EQUITY--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



       $   568,242    $   793,275    $    28,682    $   116,646   $  8,465,086   $  6,464,682   $     50,173    $    17,171
            66,934        (53,189)       (58,166)       229,238        631,201      1,703,866       (185,358)       408,239
                --             --        434,579        623,976             --             --      3,260,482        814,698

         1,319,855        352,139     (8,811,779)       (32,686)   (34,457,235)    (6,405,559)   (43,511,687)      (361,590)
       -----------    -----------    -----------    -----------   ------------   ------------   ------------    -----------

         1,955,031      1,092,225     (8,406,684)       937,174    (25,360,948)     1,762,989    (40,386,390)       878,518
       -----------    -----------    -----------    -----------   ------------   ------------   ------------    -----------

         2,691,901      2,461,521      5,775,558      4,153,945     12,239,613     14,054,331     10,075,646      2,786,165
        (1,464,293)    (1,154,653)    (1,634,639)    (1,041,250)    (6,789,646)    (6,489,164)    (4,596,122)    (1,026,397)
        (1,494,716)      (774,955)      (616,883)      (641,022)    (5,994,096)    (4,880,980)    (2,910,797)      (670,862)
        (1,161,038)      (279,935)       537,515      1,024,973     (1,488,829)      (133,368)      (722,771)       608,979
         5,312,217       (816,259)     2,917,684      5,675,576     (1,444,583)    (2,164,961)    78,585,481     13,493,782
           (64,340)      (109,972)          (746)            --       (935,454)      (156,602)      (206,673)       (21,932)

                --             --             --       (294,620)            --             --             --             --
       -----------    -----------    -----------    -----------   ------------   ------------   ------------    -----------
         3,819,731       (674,253)     6,978,489      8,877,602     (4,412,995)       229,256     80,224,764     15,169,735
       -----------    -----------    -----------    -----------   ------------   ------------   ------------    -----------


              (939)        (1,048)         3,702           (895)         7,639           (933)        15,696           (747)
       -----------    -----------    -----------    -----------   ------------   ------------   ------------    -----------
         5,773,823        416,924     (1,424,493)     9,813,881    (29,766,304)     1,991,312     39,854,070     16,047,506

        18,849,505     18,432,581     17,118,908      7,305,027    105,891,660    103,900,348     27,943,596     11,896,090
       -----------    -----------    -----------    -----------   ------------   ------------   ------------    -----------
       $24,623,328    $18,849,505    $15,694,415    $17,118,908   $ 76,125,356   $105,891,660   $ 67,797,666    $27,943,596
       ===========    ===========    ===========    ===========   ============   ============   ============    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007




                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                       INCOME & GROWTH--                INTERNATIONAL EQUITY--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................         $--          $    207,767      $    498,447       $    64,384
     Net realized gain (loss) on investments................          --               195,416         1,537,444         2,303,330
     Realized gain distribution received....................          --             1,598,292         6,937,506         4,189,497
     Change in unrealized appreciation (depreciation) on
       investments..........................................          --            (2,108,972)      (26,590,514)       (4,117,232)
                                                                     ---          ------------      ------------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................          --              (107,497)      (17,617,117)        2,439,979
                                                                     ---          ------------      ------------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................          --               982,481         9,428,450        10,073,044
     Cost of insurance......................................          --              (343,591)       (3,697,896)       (3,418,435)
     Policyowners' surrenders...............................          --              (304,150)       (2,236,283)       (1,948,578)
     Net transfers from (to) Fixed Account..................          --                81,688        (1,003,964)          (62,354)
     Transfers between Investment Divisions.................          --           (10,695,168)       (4,616,837)        2,876,248
     Policyowners' death benefits...........................          --               (19,232)         (106,090)         (145,867)
                                                                     ---          ------------      ------------       -----------
       Net contributions and (withdrawals)..................          --           (10,297,972)       (2,232,620)        7,374,058
                                                                     ---          ------------      ------------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          --                    74            13,255            (2,524)
                                                                     ---          ------------      ------------       -----------
          Increase (decrease) in net assets.................          --           (10,405,395)      (19,836,482)        9,811,513
NET ASSETS:
     Beginning of year......................................          --            10,405,395        67,316,474        57,504,961
                                                                     ---          ------------      ------------       -----------
     End of year............................................         $--          $         --      $ 47,479,992       $67,316,474
                                                                     ===          ============      ============       ===========






                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                           MODERATE                         MODERATE GROWTH
                                                                         ALLOCATION--                        ALLOCATION--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (20,326)      $   202,151       $    21,300       $   280,556
     Net realized gain (loss) on investments................         (44,952)          155,651           (90,320)          178,413
     Realized gain distribution received....................         181,795           236,136           417,049           641,372
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (3,953,723)          (13,507)       (9,341,741)          101,320
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................      (3,837,206)          580,431        (8,993,712)        1,201,661
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       2,619,315         2,056,691         5,697,468         4,651,816
     Cost of insurance......................................        (904,603)         (491,031)       (1,872,930)       (1,136,380)
     Policyowners' surrenders...............................        (277,888)         (336,051)       (1,004,699)         (304,371)
     Net transfers from (to) Fixed Account..................         600,619           967,155         1,433,714           852,692
     Transfers between Investment Divisions.................       2,785,068         3,879,522         4,564,773         6,399,215
     Policyowners' death benefits...........................         (36,792)           (8,086)          (33,757)         (106,561)
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............              --          (284,683)               --          (291,196)
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................       4,785,719         5,783,517         8,784,569        10,065,215
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           1,666              (551)            4,121            (1,168)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................         950,179         6,363,397          (205,022)       11,265,708
NET ASSETS:
     Beginning of year......................................      11,727,308         5,363,911        21,723,827        10,458,119
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $12,677,487       $11,727,308       $21,518,805       $21,723,827
                                                                 ===========       ===========       ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
           LARGE CAP GROWTH--              MID CAP CORE--               MID CAP GROWTH--              MID CAP VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



      $   (112,962)   $  (117,646)  $    (77,065)   $   (67,855)  $   (219,467)   $  (260,922)  $    379,777    $   186,300
           115,096        472,174          5,720      1,178,038        687,364      2,485,599        (39,677)     1,640,495
                --             --      3,758,648      3,588,466      3,881,114      3,211,104      4,908,161      3,541,191

       (11,410,002)     3,961,928    (19,446,473)    (3,367,506)   (25,807,396)       595,716    (18,082,571)    (6,099,107)
      ------------    -----------   ------------    -----------   ------------    -----------   ------------    -----------

       (11,407,868)     4,316,456    (15,759,170)     1,331,143    (21,458,385)     6,031,497    (12,834,310)      (731,121)
      ------------    -----------   ------------    -----------   ------------    -----------   ------------    -----------

         4,288,705      3,573,177      5,752,807      6,317,032      7,222,259      7,815,027      5,759,586      6,672,278
        (1,692,697)    (1,340,930)    (1,945,492)    (1,953,270)    (2,737,437)    (2,722,806)    (2,285,179)    (2,432,201)
        (1,100,757)      (989,982)    (1,392,526)    (1,246,909)    (2,205,819)    (1,823,126)    (1,738,630)    (1,630,363)
          (181,237)      (245,416)      (818,424)        61,157       (839,301)      (553,103)      (905,286)      (607,899)
         1,815,493      2,089,589     (1,395,740)       685,742     (1,745,384)      (696,865)    (2,606,927)    (1,600,292)
           (20,039)       (19,050)       (27,038)       (55,131)       (27,990)       (82,060)      (133,978)       (59,025)
      ------------    -----------   ------------    -----------   ------------    -----------   ------------    -----------
         3,109,468      3,067,388        173,587      3,808,621       (333,672)     1,937,067     (1,910,414)       342,498
      ------------    -----------   ------------    -----------   ------------    -----------   ------------    -----------


             6,312         (4,488)         7,556         (1,127)        10,346         (5,535)         7,885            553
      ------------    -----------   ------------    -----------   ------------    -----------   ------------    -----------
        (8,292,088)     7,379,356    (15,578,027)     5,138,637    (21,781,711)     7,963,029    (14,736,839)      (388,070)

        26,915,378     19,536,022     37,080,647     31,942,010     47,654,007     39,690,978     40,206,256     40,594,326
      ------------    -----------   ------------    -----------   ------------    -----------   ------------    -----------
      $ 18,623,290    $26,915,378   $ 21,502,620    $37,080,647   $ 25,872,296    $47,654,007   $ 25,469,417    $40,206,256
      ============    ===========   ============    ===========   ============    ===========   ============    ===========







              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            S&P 500 INDEX--              SMALL CAP GROWTH--              TOTAL RETURN--                   VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



      $   4,317,709  $  2,942,205   $    (94,332)   $  (122,595)  $  1,497,621    $ 1,037,762   $  1,858,779    $   828,957
          1,789,928     3,939,198       (656,513)       688,639       (670,740)       820,870     (2,737,504)     1,706,760
                 --            --      3,531,089      1,558,131      7,254,666      4,401,627     11,062,408      7,019,968

       (115,062,040)    5,939,475    (10,970,034)    (2,916,796)   (25,164,120)    (1,971,506)   (11,196,203)    (8,229,235)
      -------------  ------------   ------------    -----------   ------------    -----------   ------------    -----------

       (108,954,403)   12,820,878     (8,189,790)      (792,621)   (17,082,573)     4,288,753     (1,012,520)     1,326,450
      -------------  ------------   ------------    -----------   ------------    -----------   ------------    -----------

         31,980,425    36,270,861      3,559,279      4,181,597      7,064,287      7,922,716      3,730,480     10,064,697
        (16,930,482)  (17,189,293)    (1,191,345)    (1,303,578)    (4,548,829)    (4,481,866)    (1,767,409)    (4,863,968)
        (13,312,962)  (12,530,778)    (1,166,479)    (1,060,745)    (2,858,414)    (3,042,078)    (1,845,984)    (3,764,477)
          8,137,402    (4,474,305)      (493,452)      (313,274)    (1,395,000)    (1,004,106)      (870,077)    (1,514,750)
         (6,780,107)   (7,619,368)      (527,789)    (2,076,664)    (1,329,223)    (2,771,083)   (79,611,226)    (1,339,449)
           (604,333)     (631,523)       (14,574)       (20,818)      (144,404)      (177,223)       (31,778)      (293,581)

                 --            --             --             --             --             --             --             --
      -------------  ------------   ------------    -----------   ------------    -----------   ------------    -----------
          2,489,943    (6,174,406)       165,640       (593,482)    (3,211,583)    (3,553,640)   (80,395,994)    (1,711,528)
      -------------  ------------   ------------    -----------   ------------    -----------   ------------    -----------


             77,321       (17,553)         3,826            913         13,516         (6,456)         4,370         (2,173)
      -------------  ------------   ------------    -----------   ------------    -----------   ------------    -----------
       (106,387,139)    6,628,919     (8,020,324)    (1,385,190)   (20,280,640)       728,657    (81,404,144)      (387,251)

        286,370,922   279,742,003     20,167,703     21,552,893     64,358,689     63,630,032     81,404,144     81,791,395
      -------------  ------------   ------------    -----------   ------------    -----------   ------------    -----------
      $ 179,983,783  $286,370,922   $ 12,147,379    $20,167,703   $ 44,078,049    $64,358,689   $         --    $81,404,144
      =============  ============   ============    ===========   ============    ===========   ============    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007


                                                                   AIM V.I.                ALGER AMERICAN
                                                                INTERNATIONAL                  CAPITAL
                                                                GROWTH FUND--              APPRECIATION--
                                                               SERIES I SHARES             CLASS O SHARES
                                                               ---------------    --------------------------------
                                                                   2008(B)             2008              2007
                                                               ---------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $    7,026         $      --         $     --
     Net realized gain (loss) on investments................         (43,505)              776           44,673
     Realized gain distribution received....................          24,473                --               --
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (419,378)         (488,657)          45,179
                                                                  ----------         ---------         --------
       Net increase (decrease) in net assets resulting from
          operations........................................        (431,384)         (487,881)          89,852
                                                                  ----------         ---------         --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................          85,271           409,797           30,188
     Cost of insurance......................................         (29,216)          (52,806)         (35,556)
     Policyowners' surrenders...............................          (1,363)          (10,936)              --
     Net transfers from (to) Fixed Account..................         192,367           185,353          174,047
     Transfers between Investment Divisions.................       1,501,699           164,328           51,812
     Policyowners' death benefits...........................              --                --               --
                                                                  ----------         ---------         --------
       Net contributions and (withdrawals)..................       1,748,758           695,736          220,491
                                                                  ----------         ---------         --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              82                --               --
                                                                  ----------         ---------         --------
          Increase (decrease) in net assets.................       1,317,456           207,855          310,343
NET ASSETS:
     Beginning of year......................................              --           488,701          178,358
                                                                  ----------         ---------         --------
     End of year............................................      $1,317,456         $ 696,556         $488,701
                                                                  ==========         =========         ========




                                                                       ALGER AMERICAN
                                                                     SMALLCAP GROWTH--
                                                                       CLASS O SHARES
                                                               -----------------------------
                                                                    2008             2007
                                                               -----------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   (235,625)    $  (311,065)
     Net realized gain (loss) on investments................       1,650,850       3,039,691
     Realized gain distribution received....................         561,673              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................     (26,254,591)      5,263,983
                                                                ------------     -----------
       Net increase (decrease) in net assets resulting from
          operations........................................     (24,277,693)      7,992,609
                                                                ------------     -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       5,086,705       6,158,729
     Cost of insurance......................................      (2,507,840)     (2,760,617)
     Policyowners' surrenders...............................      (1,970,369)     (2,184,332)
     Net transfers from (to) Fixed Account..................      (1,284,304)     (1,680,237)
     Transfers between Investment Divisions.................      (2,489,804)     (2,231,725)
     Policyowners' death benefits...........................         (57,022)        (48,270)
                                                                ------------     -----------
       Net contributions and (withdrawals)..................      (3,222,634)     (2,746,452)
                                                                ------------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          17,940          (9,177)
                                                                ------------     -----------
          Increase (decrease) in net assets.................     (27,482,387)      5,236,980
NET ASSETS:
     Beginning of year......................................      53,669,111      48,432,131
                                                                ------------     -----------
     End of year............................................    $ 26,186,724     $53,669,111
                                                                ============     ===========






                                                                          DREYFUS IP                          DREYFUS VIF
                                                                      TECHNOLOGY GROWTH--                DEVELOPING LEADERS--
                                                                        INITIAL SHARES                      INITIAL SHARES
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (51,859)      $   (57,566)      $    9,587        $    7,542
     Net realized gain (loss) on investments................         (18,715)          327,471          (17,006)          (52,952)
     Realized gain distribution received....................              --                --           57,442           131,869
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (4,830,688)        1,063,795         (547,556)         (250,076)
                                                                 -----------       -----------       ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................      (4,901,262)        1,333,700         (497,533)         (163,617)
                                                                 -----------       -----------       ----------        ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,869,069         2,146,187          129,418            39,660
     Cost of insurance......................................      (1,048,913)         (889,405)         (19,820)          (14,228)
     Policyowners' surrenders...............................        (560,643)         (298,066)         (12,478)           (3,282)
     Net transfers from (to) Fixed Account..................        (237,415)         (156,139)          94,614           476,806
     Transfers between Investment Divisions.................         372,486          (110,738)         111,027           (49,546)
     Policyowners' death benefits...........................          (2,808)           (7,351)              --                --
                                                                 -----------       -----------       ----------        ----------
       Net contributions and (withdrawals)..................         391,776           684,488          302,761           449,410
                                                                 -----------       -----------       ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           2,613            (1,312)              --                --
                                                                 -----------       -----------       ----------        ----------
          Increase (decrease) in net assets.................      (4,506,873)        2,016,876         (194,772)          285,793
NET ASSETS:
     Beginning of year......................................      11,348,799         9,331,923        1,160,974           875,181
                                                                 -----------       -----------       ----------        ----------
     End of year............................................     $ 6,841,926       $11,348,799       $  966,202        $1,160,974
                                                                 ===========       ===========       ==========        ==========




Not all investment divisions are available under all policies.

(b) For the period May 9, 2008 (Commencement of Investments) through December 31, 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









     ALLIANCEBERNSTEIN            AMERICAN                      AMERICAN                      AMERICAN
     VPS SMALL/MID CAP           CENTURY VP                    CENTURY VP                    CENTURY VP
     VALUE PORTFOLIO--     INFLATION PROTECTION--           INTERNATIONAL--                   VALUE--
       CLASS A SHARES             CLASS II                      CLASS II                      CLASS II
     ----------------- ----------------------------- ----------------------------- -----------------------------
          2008(B)           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------



         $   (1,672)      $  4,961       $  1,778      $    11,140    $   10,071      $  17,425     $   21,814
            (21,393)           273           (170)        (380,792)      232,123        (16,798)       (29,180)
                 --             --             --          164,256            --         98,856        123,872

           (184,246)        (8,304)         2,215         (894,663)       69,693       (356,936)      (164,679)
         ----------       --------       --------      -----------    ----------      ---------     ----------

           (207,311)        (3,070)         3,823       (1,100,059)      311,887       (257,453)       (48,173)
         ----------       --------       --------      -----------    ----------      ---------     ----------

             96,289         24,044         18,904          438,826       305,412         83,885        115,629
            (23,833)       (14,217)       (23,805)         (93,947)      (71,010)       (31,396)       (46,649)
             (7,113)            --             --             (540)      (46,910)            --           (592)
            218,137            631         26,281          333,874       145,084          8,104        101,227
            917,364         53,335         17,846       (1,208,185)      394,193        297,074       (727,232)
                 --             --             --               --            --             --             --
         ----------       --------       --------      -----------    ----------      ---------     ----------
          1,200,844         63,793         39,226         (529,972)      726,769        357,667       (557,617)
         ----------       --------       --------      -----------    ----------      ---------     ----------


                 20             --             --               --            --             --             --
         ----------       --------       --------      -----------    ----------      ---------     ----------
            993,553         60,723         43,049       (1,630,031)    1,038,656        100,214       (605,790)

                 --         75,216         32,167        2,730,058     1,691,402        842,593      1,448,383
         ----------       --------       --------      -----------    ----------      ---------     ----------
         $  993,553       $135,939       $ 75,216      $ 1,100,027    $2,730,058      $ 942,807     $  842,593
         ==========       ========       ========      ===========    ==========      =========     ==========


            CVS CALVERT
          SOCIAL BALANCED
             PORTFOLIO
     -------------------------
          2008         2007
     -------------------------

       $    87,312  $   90,058
           (45,365)     84,382
            62,325     271,353
        (1,642,776)   (340,751)
       -----------  ----------
        (1,538,504)    105,042
       -----------  ----------

           630,818     687,294
          (293,621)   (281,500)
          (285,829)   (269,639)
           (97,673)   (215,837)
           104,114    (122,070)
            (4,821)    (26,285)
       -----------  ----------
            52,988    (228,037)
       -----------  ----------
               840        (129)
       -----------  ----------
        (1,484,676)   (123,124)

         4,832,319   4,955,443
       -----------  ----------
       $ 3,347,643  $4,832,319
       ===========  ==========




          DWS DREMAN
     SMALL MID CAP VALUE        FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
         VIP--CLASS A           CONTRAFUND(R)--               EQUITY-INCOME--                   GROWTH--
            SHARES               INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ------------------- ----------------------------- ----------------------------- -----------------------------
           2008(B)            2008           2007           2008           2007           2008           2007
     -------------------------------------------------------------------------------------------------------------



           $   (454)      $    778,743   $    768,829   $  1,208,468    $   966,902    $    30,337    $   12,328
            (19,045)        (1,672,335)     3,451,599     (1,394,655)       714,692         (9,442)      168,686
                 --          5,069,541     52,213,154         61,898      6,223,204             --         1,846

            (30,573)       (97,794,930)   (25,056,976)   (31,764,650)    (7,318,403)    (1,734,879)      244,961
           --------       ------------   ------------   ------------    -----------    -----------    ----------

            (50,072)       (93,618,981)    31,376,606    (31,888,939)       586,395     (1,713,984)      427,821
           --------       ------------   ------------   ------------    -----------    -----------    ----------

             45,164         24,319,537     24,658,903      9,200,415     10,137,479        150,141        19,952
            (12,827)       (10,978,412)   (10,519,534)    (3,880,355)    (4,072,166)       (42,615)      (23,529)
             (2,917)        (8,342,051)    (8,422,930)    (2,601,995)    (2,699,598)        (7,798)           --
             66,303         (2,365,243)    (1,661,137)    (1,038,480)      (120,247)       616,692       669,413
            281,400         (1,508,697)      (596,047)    (1,910,958)      (476,563)     1,119,557        35,999
                 --           (345,641)      (355,317)      (244,112)      (346,839)            --            --
           --------       ------------   ------------   ------------    -----------    -----------    ----------
            377,123            779,493      3,103,938       (475,485)     2,422,066      1,835,977       701,835
           --------       ------------   ------------   ------------    -----------    -----------    ----------


                  3             63,950        (40,956)        20,472         (1,033)            --            --
           --------       ------------   ------------   ------------    -----------    -----------    ----------
            327,054        (92,775,538)    34,439,588    (32,343,952)     3,007,428        121,993     1,129,656

                 --        217,701,630    183,262,042     74,401,621     71,394,193      2,257,204     1,127,548
           --------       ------------   ------------   ------------    -----------    -----------    ----------
           $327,054       $124,926,092   $217,701,630   $ 42,057,669    $74,401,621    $ 2,379,197    $2,257,204
           ========       ============   ============   ============    ===========    ===========    ==========


          FIDELITY(R) VIP
            INDEX 500--
           INITIAL CLASS
     -------------------------
          2008         2007
     -------------------------

       $   117,979  $   89,817
           (85,187)      6,212
            29,004          --
        (1,783,438)      6,387
       -----------  ----------
        (1,721,642)    102,416
       -----------  ----------

         1,377,815     252,801
           (94,884)    (60,024)
              (979)       (993)
           447,316     651,591
           961,043      62,518
                --          --
       -----------  ----------
         2,690,311     905,893
       -----------  ----------
                --          --
       -----------  ----------
           968,669   1,008,309

         2,818,158   1,809,849
       -----------  ----------
       $ 3,786,827  $2,818,158
       ===========  ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007




                                                                        FIDELITY(R) VIP                     FIDELITY(R) VIP
                                                                    INVESTMENT GRADE BOND--                    MID CAP--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $  32,952         $ 23,931         $    15,590       $   32,182
     Net realized gain (loss) on investments................        (17,292)            (626)           (222,201)          38,569
     Realized gain distribution received....................            640               --             479,278          330,006
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (53,262)           6,014          (1,816,326)         104,961
                                                                  ---------         --------         -----------       ----------
       Net increase (decrease) in net assets resulting from
          operations........................................        (36,962)          29,319          (1,543,659)         505,718
                                                                  ---------         --------         -----------       ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         53,395           34,977             317,693          350,772
     Cost of insurance......................................        (29,022)         (32,621)           (128,739)        (124,096)
     Policyowners' surrenders...............................             --               --              (8,669)         (14,230)
     Net transfers from (to) Fixed Account..................       (112,032)         343,130             109,942          319,993
     Transfers between Investment Divisions.................        188,695            6,962             279,963         (836,744)
     Policyowners' death benefits...........................             --               --                  --           (5,612)
                                                                  ---------         --------         -----------       ----------
       Net contributions and (withdrawals)..................        101,036          352,448             570,190         (309,917)
                                                                  ---------         --------         -----------       ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --               --                  --               --
                                                                  ---------         --------         -----------       ----------
          Increase (decrease) in net assets.................         64,074          381,767            (973,469)         195,801
NET ASSETS:
     Beginning of year......................................        795,459          413,692           3,433,554        3,237,753
                                                                  ---------         --------         -----------       ----------
     End of year............................................      $ 859,533         $795,459         $ 2,460,085       $3,433,554
                                                                  =========         ========         ===========       ==========







                                                                            MFS(R)                              MFS(R)
                                                                   INVESTORS TRUST SERIES--             NEW DISCOVERY SERIES--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $  1,459          $  1,034          $      --         $     --
     Net realized gain (loss) on investments................       (13,836)              968             (2,407)           1,425
     Realized gain distribution received....................        12,046             1,048            161,693            8,790
     Change in unrealized appreciation (depreciation) on
       investments..........................................       (90,504)           10,486           (638,769)         (29,317)
                                                                  --------          --------          ---------         --------
       Net increase (decrease) in net assets resulting from
          operations........................................       (90,835)           13,536           (479,483)         (19,102)
                                                                  --------          --------          ---------         --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         4,959             1,652            146,352            5,608
     Cost of insurance......................................        (7,888)           (4,803)           (20,817)          (4,030)
     Policyowners' surrenders...............................            --                --                 --               --
     Net transfers from (to) Fixed Account..................         2,008            43,034            251,522          193,281
     Transfers between Investment Divisions.................        37,456            81,322            483,280          245,558
     Policyowners' death benefits...........................            --                --                 --               --
                                                                  --------          --------          ---------         --------
       Net contributions and (withdrawals)..................        36,535           121,205            860,337          440,417
                                                                  --------          --------          ---------         --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                 --               --
                                                                  --------          --------          ---------         --------
          Increase (decrease) in net assets.................       (54,300)          134,741            380,854          421,315
NET ASSETS:
     Beginning of year......................................       203,336            68,595            523,522          102,207
                                                                  --------          --------          ---------         --------
     End of year............................................      $149,036          $203,336          $ 904,376         $523,522
                                                                  ========          ========          =========         ========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











            FIDELITY(R) VIP              JANUS ASPEN SERIES            JANUS ASPEN SERIES            JANUS ASPEN SERIES
               OVERSEAS--                    BALANCED--                 MID CAP GROWTH--             WORLDWIDE GROWTH--
             INITIAL CLASS              INSTITUTIONAL SHARES          INSTITUTIONAL SHARES          INSTITUTIONAL SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



       $   128,201    $  111,485    $  2,477,767   $  2,482,690    $    2,929      $    865     $    596,061   $    207,634
             4,528        73,268         733,155      1,165,844        25,857        10,647       (3,942,687)    (1,277,284)
           427,919       160,223       8,243,942             --        39,835         1,842               --             --

        (2,825,734)      149,852     (31,848,265)     8,106,201      (678,462)       54,385      (50,552,915)    11,539,074
       -----------    ----------    ------------   ------------    ----------      --------     ------------   ------------

        (2,265,086)      494,828     (20,393,401)    11,754,735      (609,841)       67,739      (53,899,541)    10,469,424
       -----------    ----------    ------------   ------------    ----------      --------     ------------   ------------

           259,226       130,517      14,151,047     15,681,351       317,805        69,681       13,453,100     14,612,214
           (85,953)      (66,768)     (7,792,206)    (7,042,040)      (32,073)      (13,162)      (6,484,449)    (6,914,850)
              (523)         (626)     (6,298,384)    (5,679,483)           --        (4,410)      (5,551,011)    (5,938,862)
           228,966     1,117,733      (3,026,501)    (2,854,166)       14,221        44,496       (2,036,684)    (2,581,942)
           973,685       347,767      (1,409,288)    (4,607,679)      874,742        22,309       (3,497,623)    (2,619,243)
                --            --        (217,267)      (444,745)           --            --         (127,623)      (178,211)
       -----------    ----------    ------------   ------------    ----------      --------     ------------   ------------
         1,375,401     1,528,623      (4,592,599)    (4,946,762)    1,174,695       118,914       (4,244,290)    (3,620,894)
       -----------    ----------    ------------   ------------    ----------      --------     ------------   ------------


                --            --          15,006        (14,601)           --            --           40,866        (16,786)
       -----------    ----------    ------------   ------------    ----------      --------     ------------   ------------
          (889,685)    2,023,451     (24,970,994)     6,793,372       564,854       186,653      (58,102,965)     6,831,744

         4,218,821     2,195,370     127,104,338    120,310,966       461,542       274,889      122,957,433    116,125,689
       -----------    ----------    ------------   ------------    ----------      --------     ------------   ------------
       $ 3,329,136    $4,218,821    $102,133,344   $127,104,338    $1,026,396      $461,542     $ 64,854,468   $122,957,433
       ===========    ==========    ============   ============    ==========      ========     ============   ============






                                                                        NEUBERGER BERMAN                   PIMCO
                 MFS(R)                        MFS(R)                     AMT MID-CAP                  GLOBAL BOND--
           RESEARCH SERIES--             UTILITIES SERIES--            GROWTH PORTFOLIO--              ADMINISTRATIVE
             INITIAL CLASS                 INITIAL CLASS                    CLASS I                     CLASS SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



        $    505       $     --      $     6,619    $    3,366      $      --      $     --       $  4,763        $ 2,047
            (543)            19         (273,062)       19,566         20,998         2,186           (249)            54
              --             --          113,540        24,397             --            --             --            164

         (51,047)         1,620         (956,689)       57,508       (183,606)       17,023        (12,842)         4,694
        --------       --------      -----------    ----------      ---------      --------       --------        -------

         (51,085)         1,639       (1,109,592)      104,837       (162,608)       19,209         (8,328)         6,959
        --------       --------      -----------    ----------      ---------      --------       --------        -------

           6,907         10,911          726,463        81,038         26,104        24,001         18,387          2,628
          (6,540)        (1,272)        (166,098)      (34,753)       (18,349)       (7,529)       (11,738)        (4,253)
              --             --          (76,336)           --           (448)           --             --             --

              --            558          504,848       117,488         43,089        30,003          4,611         41,980
          51,341         98,751        1,253,319     1,121,492        329,108        32,325        134,014         (1,685)
              --             --               --            --             --            --             --             --
        --------       --------      -----------    ----------      ---------      --------       --------        -------
          51,708        108,948        2,242,196     1,285,265        379,504        78,800        145,274         38,670
        --------       --------      -----------    ----------      ---------      --------       --------        -------


              --             --              137            --             --            --             --             --
        --------       --------      -----------    ----------      ---------      --------       --------        -------
             623        110,587        1,132,741     1,390,102        216,896        98,009        136,946         45,629

         110,591              4        1,628,912       238,810        182,643        84,634         76,760         31,131
        --------       --------      -----------    ----------      ---------      --------       --------        -------
        $111,214       $110,591      $ 2,761,653    $1,628,912      $ 399,539      $182,643       $213,706        $76,760
        ========       ========      ===========    ==========      =========      ========       ========        =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007



                                                                             PIMCO                               PIMCO
                                                                        LOW DURATION--                       REAL RETURN--
                                                                        ADMINISTRATIVE                      ADMINISTRATIVE
                                                                         CLASS SHARES                        CLASS SHARES
                                                               --------------------------------    --------------------------------
                                                                    2008             2007(A)            2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................       $   836            $  66           $  6,538           $   467
     Net realized gain (loss) on investments................          (290)             166             59,711             5,358
     Realized gain distribution received....................           301               --                426               208
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (1,592)              --            (97,103)           (4,742)
                                                                   -------            -----           --------           -------
       Net increase (decrease) in net assets resulting from
          operations........................................          (745)             232            (30,428)            1,291
                                                                   -------            -----           --------           -------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         2,568               --             30,433             4,628
     Cost of insurance......................................        (1,301)            (121)           (20,707)           (2,543)
     Policyowners' surrenders...............................            --               --                 --                --
     Net transfers from (to) Fixed Account..................         1,836               --             (6,791)           87,367
     Transfers between Investment Divisions.................        16,034             (111)           184,367            (4,168)
     Policyowners' death benefits...........................            --               --                 --                --
                                                                   -------            -----           --------           -------
       Net contributions and (withdrawals)..................        19,137             (232)           187,302            85,284
                                                                   -------            -----           --------           -------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --               --                 --                --
                                                                   -------            -----           --------           -------
          Increase (decrease) in net assets.................        18,392               --            156,874            86,575
NET ASSETS:
     Beginning of year......................................            --               --             91,113             4,538
                                                                   -------            -----           --------           -------
     End of year............................................       $18,392            $  --           $247,987           $91,113
                                                                   =======            =====           ========           =======






                                                                                                                VAN ECK
                                                                         T. ROWE PRICE                         WORLDWIDE
                                                                       LIMITED-TERM BOND                       ABSOLUTE
                                                                           PORTFOLIO                            RETURN
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $ 19,177          $ 10,376          $    444          $  1,300
     Net realized gain (loss) on investments................        (3,338)             (959)             (838)              284
     Realized gain distribution received....................            --                --            14,220             4,468
     Change in unrealized appreciation (depreciation) on
       investments..........................................       (11,697)            3,492           (98,351)           (1,251)
                                                                  --------          --------          --------          --------
       Net increase (decrease) in net assets resulting from
          operations........................................         4,142            12,909           (84,525)            4,801
                                                                  --------          --------          --------          --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       124,876            30,554           112,637            25,750
     Cost of insurance......................................       (26,444)          (35,294)          (14,003)           (6,766)
     Policyowners' surrenders...............................            --                --                --            (3,108)
     Net transfers from (to) Fixed Account..................        21,949             5,942            49,868           179,434
     Transfers between Investment Divisions.................       168,057            47,226            85,994           105,968
     Policyowners' death benefits...........................            --                --                --                --
                                                                  --------          --------          --------          --------
       Net contributions and (withdrawals)..................       288,438            48,428           234,496           301,278
                                                                  --------          --------          --------          --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                --                --
                                                                  --------          --------          --------          --------
          Increase (decrease) in net assets.................       292,580            61,337           149,971           306,079
NET ASSETS:
     Beginning of year......................................       274,672           213,335           477,275           171,196
                                                                  --------          --------          --------          --------
     End of year............................................      $567,252          $274,672          $627,246          $477,275
                                                                  ========          ========          ========          ========




Not all investment divisions are available under all policies.

(a) For the period October 16, 2007 (Commencement of Investments) through December 31, 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                 PIMCO                         ROYCE                         ROYCE
             TOTAL RETURN--                  MICRO-CAP                     SMALL-CAP                   T. ROWE PRICE
             ADMINISTRATIVE                 PORTFOLIO--                   PORTFOLIO--                  EQUITY INCOME
              CLASS SHARES                INVESTMENT CLASS              INVESTMENT CLASS                 PORTFOLIO
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------




        $ 30,533       $  1,379      $   172,562    $   73,071     $    13,633    $  (18,812)   $  1,123,154    $   834,709
          44,316         16,906         (243,117)       66,681        (205,306)       28,588          25,772      1,229,416
          15,489             --          893,867       628,957         560,585       206,815       1,886,323      4,260,701

         (59,665)       (12,726)      (4,683,786)     (629,287)     (2,230,992)     (432,296)    (29,565,423)    (4,674,267)
        --------       --------      -----------    ----------     -----------    ----------    ------------    -----------

          30,673          5,559       (3,860,474)      139,422      (1,862,080)     (215,705)    (26,530,174)     1,650,559
        --------       --------      -----------    ----------     -----------    ----------    ------------    -----------

          72,402            187        2,039,580     1,696,028       1,372,913       942,182      10,940,493     10,725,928
         (28,384)          (857)        (585,065)     (471,201)       (455,748)     (265,031)     (3,647,886)    (3,576,003)
            (344)            --         (237,189)     (172,592)       (177,221)      (68,452)     (2,812,336)    (2,360,837)
          70,389        394,538           83,711       195,844         142,185       228,496      (1,017,599)      (157,357)
         411,507             16          535,363     1,507,002       1,941,841     1,479,022      (1,887,973)     1,831,838
              --             --          (13,850)      (22,262)         (8,664)      (26,273)       (534,090)       (91,309)
        --------       --------      -----------    ----------     -----------    ----------    ------------    -----------
         525,570        393,884        1,822,550     2,732,819       2,815,306     2,289,944       1,040,609      6,372,260
        --------       --------      -----------    ----------     -----------    ----------    ------------    -----------


              --             --            1,359          (276)            531           142          14,847         (1,840)
        --------       --------      -----------    ----------     -----------    ----------    ------------    -----------
         556,243        399,443       (2,036,565)    2,871,965         953,757     2,074,381     (25,474,718)     8,020,979

         413,261         13,818        7,560,179     4,688,214       4,614,283     2,539,902      71,519,972     63,498,993
        --------       --------      -----------    ----------     -----------    ----------    ------------    -----------
        $969,504       $413,261      $ 5,523,614    $7,560,179     $ 5,568,040    $4,614,283    $ 46,045,254    $71,519,972
        ========       ========      ===========    ==========     ===========    ==========    ============    ===========






                                             VAN KAMPEN                    VAN KAMPEN
                VAN ECK                     UIF EMERGING                  UIF EMERGING                   VAN KAMPEN
               WORLDWIDE                   MARKETS DEBT--               MARKETS EQUITY--           UIF U.S. REAL ESTATE--
              HARD ASSETS                     CLASS I                       CLASS I                       CLASS I
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------




      $    (98,475)   $  (110,186)    $  42,116      $  9,705     $   (363,845)   $  (100,553)   $    54,519     $  10,311
           115,219        205,592        (4,225)          180        3,223,593      4,249,666       (686,136)        7,689
         5,219,203      1,906,351        24,309         4,147       18,595,350      7,716,177        608,443        80,524

       (24,321,068)     6,600,535      (159,781)       (6,377)     (68,423,731)    11,181,035     (1,040,037)     (297,808)
      ------------    -----------     ---------      --------     ------------    -----------    -----------     ---------

       (19,085,121)     8,602,292       (97,581)        7,655      (46,968,633)    23,046,325     (1,063,211)     (199,284)
      ------------    -----------     ---------      --------     ------------    -----------    -----------     ---------

         6,953,675      4,699,340       201,642        23,388        9,018,829      8,100,566        232,325        56,405
        (2,605,378)    (1,532,635)      (20,875)       (5,632)      (3,982,275)    (3,612,598)       (85,028)      (24,657)
        (1,015,626)      (645,537)           --        (3,181)      (2,614,146)    (2,486,966)       (40,342)           --
           (46,020)       985,779        33,977       186,402       (1,639,662)      (940,285)       176,686       482,421
         2,401,802      9,374,577       121,278        13,826       (2,993,339)     2,624,934      2,491,110       211,949
           (35,491)       (17,904)           --            --          (83,402)       (70,301)            --            --
      ------------    -----------     ---------      --------     ------------    -----------    -----------     ---------
         5,652,962     12,863,620       336,022       214,803       (2,293,995)     3,615,350      2,774,751       726,118
      ------------    -----------     ---------      --------     ------------    -----------    -----------     ---------


             3,968         (6,869)           --            --           30,928        (30,526)            47            --
      ------------    -----------     ---------      --------     ------------    -----------    -----------     ---------
       (13,428,191)    21,459,043       238,441       222,458      (49,231,700)    26,631,149      1,711,587       526,834

        35,140,020     13,680,977       313,890        91,432       84,223,057     57,591,908        880,460       353,626
      ------------    -----------     ---------      --------     ------------    -----------    -----------     ---------
      $ 21,711,829    $35,140,020     $ 552,331      $313,890     $ 34,991,357    $84,223,057    $ 2,592,047     $ 880,460
      ============    ===========     =========      ========     ============    ===========    ===========     =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

NYLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL")--Series
1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000")--Series 1 and Single Premium Variable Universal Life ("SPVUL")--Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000")--Series 2, Single Premium Variable Universal Life ("SPVUL")--Series 2 and 3, Survivorship Variable Universal Life ("SVUL")--Series 2, Variable Universal Life Provider ("VUL Provider")), Variable Universal Life Accumulator ("VUL Accumulator"), and Survivorship Variable Universal Life Accumulator ("SVUL Accumulator"). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of VUL Separate Account-1, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the AIM Variable Insurance Funds, the Alger American Fund, the AllianceBernstein(R) Variable Products Series Fund, Inc., the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the DWS Variable Series II, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account and the Enhanced DCA Fixed Account represent the general assets of NYLIAC. NYLIAC's Fixed Account, DCA Plus Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., Institutional Capital LLC, a wholly-owned subsidiary of NYLIM Holdings, Lord Abbett & Company, LLC, and Winslow Capital Management, Inc., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc. Effective January 2, 2009, Madison Square Advisors LLC ("MSI") was added as a subadviser. The firm was established in January 2009 as an independent investment adviser and previously operated as an investment management division of NYLIM. MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

     The following Investment Divisions, with their respective Fund Portfolios, are available in this Separate Account:

MainStay VP Balanced
MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock
MainStay VP Conservative Allocation
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP Growth Allocation
MainStay VP High Yield Corporate Bond
MainStay VP ICAP Select Equity(2)
MainStay VP International Equity
MainStay VP Large Cap Growth
MainStay VP Mid Cap Core
MainStay VP Mid Cap Growth
MainStay VP Mid Cap Value
MainStay VP Moderate Allocation
MainStay VP Moderate Growth Allocation
MainStay VP S&P 500 Index
MainStay VP Small Cap Growth
MainStay VP Total Return
AIM V.I. International Growth Fund--Series I Shares
Alger American Capital Appreciation--Class O Shares(3)
Alger American SmallCap Growth--Class O Shares(1)
AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares American Century VP Inflation Protection--Class II
American Century VP International--Class II
American Century VP Value--Class II
CVS Calvert Social Balanced Portfolio
Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Developing Leaders--Initial Shares
DWS Dreman Small Mid Cap Value VIP--Class A Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid Cap--Initial Class

                                                   NYLIAC VUL SEPARATE ACCOUNT-I




--------------------------------------------------------------------------------

Fidelity(R) VIP Overseas--Initial Class
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Mid Cap Growth--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth Portfolio--Class I
PIMCO Global Bond--Administrative Class Shares
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Equity Income Portfolio
T. Rowe Price Limited-Term Bond Portfolio
Van Eck Worldwide Absolute Return
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Debt--Class I
Van Kampen UIF Emerging Markets Equity--Class I
Van Kampen UIF U.S. Real Estate--Class I

Not all investment divisions are available under all policies.

     All investments into the MainStay VP Series funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     For SVUL, VUL 2000, SPVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. After the Free Look Period, these premium payments are allocated in accordance with the Policyowner's instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account.

     In addition, for all SVUL, VUL 2000, SPVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a three-level fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements. The Company adopted SFAS 157 on January 1, 2008 and applied the provisions prospectively to financial assets that are required to be measured at fair value under existing U.S. GAAP. The adoption resulted in additional disclosures as required by the pronouncement but no change in our fair value calculation methodologies. Accordingly, the adoption had no impact on our financial condition or results of operations.

     SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

          Level 2--Observable inputs other than level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

--------------------------------------------------------------------------------

          Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred the last business day of the reporting period. These amounts will be deposited to or withdrawn from the Separate Account in accordance with the Policyowner's instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

-------

(1) New allocations to Alger American SmallCap Growth--Class O Shares investment division will not be accepted from policyowners who were not invested in the investment division as of June 1, 2007 (formerly known as Alger American Small Capitalization--Class O Shares).

(2) The MainStay VP Value--Initial Class portfolio merged with and into the MainStay VP ICAP Select Equity--Initial Class portfolio on May 16, 2008.

(3) Formerly known as Alger American Leveraged AllCap--Class O Shares.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):

--------------------------------------------------------------------------------

At December 31, 2008, the investments of VUL Separate Account-I are as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                            BALANCED--          BOND--        APPRECIATION--         CASH
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                          --------------------------------------------------------------------


Number of shares.......          887              2,336             8,169            80,914

Identified cost........       $9,576            $31,955          $173,083           $80,916







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT      INTERNATIONAL       LARGE CAP          MID CAP
                             EQUITY--          EQUITY--          GROWTH--           CORE--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         8,053             4,203             2,026             3,043

Identified cost........      $108,958           $63,288           $23,747           $39,326



Investment activity for the year ended December 31, 2008, was as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                            BALANCED--          BOND--        APPRECIATION--         CASH
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                          --------------------------------------------------------------------


Purchases..............       $1,398            $7,093            $ 4,082           $61,747

Proceeds from sales....        1,615             4,902             17,391            31,229







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT      INTERNATIONAL       LARGE CAP          MID CAP
                             EQUITY--          EQUITY--          GROWTH--           CORE--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $89,369           $12,920           $7,001            $7,298

Proceeds from sales....         5,871             7,795            3,990             3,415



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                                                    MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       HIGH YIELD
          COMMON         CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH           CORPORATE
          STOCK--        ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--         BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


            5,748              445              3,736              836              2,105             2,252            11,194

         $111,797           $4,581            $38,532           $7,867            $23,164           $24,167          $104,398






                                                              MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
          MID CAP           MID CAP          MODERATE           GROWTH            S&P 500          SMALL CAP           TOTAL
         GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--          GROWTH--          RETURN--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


            3,457             3,887             1,525             2,847             9,815             2,626             4,116

          $43,050           $42,822           $16,359           $30,155          $224,531           $23,330           $67,569








                                                                                                                    MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       HIGH YIELD
          COMMON         CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH           CORPORATE
          STOCK--        ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--         BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $16,789           $3,575            $9,027            $2,655            $8,467            $8,690            $16,893

            8,835            1,459             4,289             2,344             3,999             1,129             12,890






                                                              MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
          MID CAP           MID CAP          MODERATE           GROWTH            S&P 500          SMALL CAP           TOTAL
         GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--          GROWTH--          RETURN--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $7,795            $7,896            $6,415            $10,926           $28,109           $5,832            $10,688

           4,478             4,531             1,483              1,672            21,515            2,232              5,188

--------------------------------------------------------------------------------







                                                AIM V.I.            ALGER             ALGER
                                              INTERNATIONAL       AMERICAN          AMERICAN
                             MAINSTAY VP      GROWTH FUND--        CAPITAL          SMALLCAP
                               VALUE--          SERIES I       APPRECIATION--       GROWTH--
                            INITIAL CLASS        SHARES        CLASS O SHARES    CLASS O SHARES
                           --------------------------------------------------------------------


Number of shares.......           --                 68                23              1,494

Identified cost........          $--             $1,738            $1,113            $29,328







                             DWS DREMAN        FIDELITY(R)       FIDELITY(R)
                            SMALL MID CAP          VIP               VIP           FIDELITY(R)
                                VALUE            CONTRA-           EQUITY-             VIP
                                VIP--           FUND(R)--         INCOME--          GROWTH--
                           CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                           --------------------------------------------------------------------


Number of shares.......           41               8,126             3,200              101

Identified cost........         $358            $207,471           $73,589           $3,828








                                                AIM V.I.            ALGER             ALGER
                                              INTERNATIONAL       AMERICAN          AMERICAN
                             MAINSTAY VP      GROWTH FUND--        CAPITAL          SMALLCAP
                               VALUE--          SERIES I       APPRECIATION--       GROWTH--
                            INITIAL CLASS        SHARES        CLASS O SHARES    CLASS O SHARES
                           --------------------------------------------------------------------


Purchases..............        $14,306           $1,861             $823             $1,925

Proceeds from sales....         81,872               80              127              4,804







                             DWS DREMAN        FIDELITY(R)       FIDELITY(R)
                            SMALL MID CAP          VIP               VIP           FIDELITY(R)
                                VALUE            CONTRA-           EQUITY-             VIP
                                VIP--           FUND(R)--         INCOME--          GROWTH--
                           CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                           --------------------------------------------------------------------


Purchases..............         $421             $19,962           $6,741            $1,943

Proceeds from sales....           44              13,356            5,988                77



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






       ALLIANCEBERN-
           STEIN            AMERICAN           AMERICAN
        VPS SMALL/         CENTURY VP         CENTURY VP         AMERICAN         CVS CALVERT       DREYFUS IP        DREYFUS VIF
       MID CAP VALUE        INFLATION          INTERNA-         CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING
        PORTFOLIO--       PROTECTION--         TIONAL--           VALUE--          BALANCED          GROWTH--          LEADERS--
      CLASS A SHARES        CLASS II           CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES
      ----------------------------------------------------------------------------------------------------------------------------


             100                14                 186               201             2,683             1,074                51

          $1,173              $142              $1,749            $1,369            $4,769            $9,625            $1,763





                                                                                                    JANUS ASPEN       JANUS ASPEN
                           FIDELITY(R)                                            JANUS ASPEN         SERIES            SERIES
        FIDELITY(R)            VIP            FIDELITY(R)       FIDELITY(R)         SERIES            MID CAP          WORLDWIDE
            VIP            INVESTMENT             VIP               VIP           BALANCED--         GROWTH--          GROWTH--
        INDEX 500--       GRADE BOND--         MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
       INITIAL CLASS      INITIAL CLASS      INITIAL CLASS     INITIAL CLASS        SHARES            SHARES            SHARES
      ----------------------------------------------------------------------------------------------------------------------------


              38                73                 133               274              4,463               48              3,372

          $5,426              $902              $4,022            $5,513           $106,706           $1,599            $99,116







       ALLIANCEBERN-
           STEIN            AMERICAN           AMERICAN
        VPS SMALL/         CENTURY VP         CENTURY VP         AMERICAN         CVS CALVERT       DREYFUS IP        DREYFUS VIF
       MID CAP VALUE        INFLATION          INTERNA-         CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING
        PORTFOLIO--       PROTECTION--         TIONAL--           VALUE--          BALANCED          GROWTH--          LEADERS--
      CLASS A SHARES        CLASS II           CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES
      ----------------------------------------------------------------------------------------------------------------------------


          $1,242               $82              $2,404             $510              $873             $2,407             $398

              47                13               2,759               37               667              2,069               29





                                                                                                    JANUS ASPEN       JANUS ASPEN
                           FIDELITY(R)                                            JANUS ASPEN         SERIES            SERIES
        FIDELITY(R)            VIP            FIDELITY(R)       FIDELITY(R)         SERIES            MID CAP          WORLDWIDE
            VIP            INVESTMENT             VIP               VIP           BALANCED--         GROWTH--          GROWTH--
        INDEX 500--       GRADE BOND--         MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
       INITIAL CLASS      INITIAL CLASS      INITIAL CLASS     INITIAL CLASS        SHARES            SHARES            SHARES
      ----------------------------------------------------------------------------------------------------------------------------


          $3,098              $409              $2,058            $2,009            $17,100           $1,326            $6,051

             261               275                 994                78             11,177              109             9,624

--------------------------------------------------------------------------------






                              MFS(R)            MFS(R)
                             INVESTORS            NEW             MFS(R)            MFS(R)
                               TRUST           DISCOVERY         RESEARCH          UTILITIES
                             SERIES--          SERIES--          SERIES--          SERIES--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          10                110                9                152

Identified cost........        $215             $1,552             $161             $3,627






                              T. ROWE           T. ROWE
                               PRICE             PRICE            VAN ECK
                              EQUITY         LIMITED-TERM        WORLDWIDE          VAN ECK
                              INCOME             BOND            ABSOLUTE          WORLDWIDE
                             PORTFOLIO         PORTFOLIO          RETURN          HARD ASSETS
                          --------------------------------------------------------------------


Number of shares.......         3,213             117                70               1,155

Identified cost........       $70,205            $580              $723             $38,288








                              MFS(R)            MFS(R)
                             INVESTORS            NEW             MFS(R)            MFS(R)
                               TRUST           DISCOVERY         RESEARCH          UTILITIES
                             SERIES--          SERIES--          SERIES--          SERIES--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............        $109             $1,036              $54             $3,940

Proceeds from sales....          59                 14                2              1,574






                              T. ROWE           T. ROWE
                               PRICE             PRICE            VAN ECK
                              EQUITY         LIMITED-TERM        WORLDWIDE          VAN ECK
                              INCOME             BOND            ABSOLUTE          WORLDWIDE
                             PORTFOLIO         PORTFOLIO          RETURN          HARD ASSETS
                          --------------------------------------------------------------------


Purchases..............       $11,435            $380              $263             $19,824

Proceeds from sales....         7,382              74                14               9,056



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






         NEUBERGER           PIMCO             PIMCO                                                 ROYCE             ROYCE
        BERMAN AMT          GLOBAL              LOW              PIMCO             PIMCO           MICRO-CAP         SMALL-CAP
      MID-CAP GROWTH        BOND--          DURATION--       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--
        PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT
          CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS             CLASS
      --------------------------------------------------------------------------------------------------------------------------


             25                17                 2                22                 94                916              867

           $544              $221               $20              $349             $1,038            $10,733           $8,155






        VAN KAMPEN        VAN KAMPEN
       UIF EMERGING      UIF EMERGING       VAN KAMPEN
          MARKETS           MARKETS          UIF U.S.
          DEBT--           EQUITY--        REAL ESTATE--
          CLASS I           CLASS I           CLASS I
      --------------------------------------------------


             85               4,568              315

           $716             $67,277           $3,907








         NEUBERGER           PIMCO             PIMCO                                                 ROYCE             ROYCE
        BERMAN AMT          GLOBAL              LOW              PIMCO             PIMCO           MICRO-CAP         SMALL-CAP
      MID-CAP GROWTH        BOND--          DURATION--       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--
        PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT
          CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS             CLASS
      --------------------------------------------------------------------------------------------------------------------------


           $445              $182               $37              $254              $614             $3,689            $4,232

             66                33                17                60                44                796               837






        VAN KAMPEN        VAN KAMPEN
       UIF EMERGING      UIF EMERGING       VAN KAMPEN
          MARKETS           MARKETS          UIF U.S.
          DEBT--           EQUITY--        REAL ESTATE--
          CLASS I           CLASS I           CLASS I
      --------------------------------------------------


           $420             $26,468           $4,403

             18              10,560              969

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

     - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

     - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

       For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

       For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

       For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

       For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For VUL Accumulator and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-
       10. Once the target premium is reached, 1.75% of any premium payment is deducted. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.75% of any premium payment is deducted in policy years 6-10 and 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

     - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL:


                                           MONTHLY                  MONTHLY
                                       CONTRACT CHARGE          CONTRACT CHARGE
POLICY                                  POLICY YEAR 1       SUBSEQUENT POLICY YEARS
------                                 ---------------    ---------------------------
VUL.................................          N/A         $                         7
SVUL................................         $ 60                                  10
VUL 2000............................           30                                  10
VUL Provider........................           30                                  10
VUL Accumulator.....................           35                   15 in years 2-10;
                                                           10 in years 11 and beyond.
SVUL Accumulator....................           35                   15 in years 2-10;
                                                           10 in years 11 and beyond.
Pinnacle VUL*.......................          100                                  25
Pinnacle SVUL*......................          100                                  25



       -------

       * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

     - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

    For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

    For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

    For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

     - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

     - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

    For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

    For VUL Accumulator, this charge is based on the insured's age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.

    For SVUL Accumulator, this charge is based on both insured's age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 31 and beyond.

    For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.


----------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

--------------------------------------------------------------------------------

     - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

     - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
       2)**, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Provider policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

    For VUL Accumulator and SVUL Accumulator policies, the mortality and expense risk charge currently ranges from 0.55% to 0.15% (it declines based on the cash value in the Separate Account and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.

    For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

     The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

     For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider, VUL Accumulator and SVUL Accumulator this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000, VUL Provider, VUL Accumulator and SVUL Accumulator the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

     Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the

----------
  ** Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

 *** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------


sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

     For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

     For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

--------------------------------------------------------------------------------

NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):

--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2008 and 2007 were as follows:





                                                                         MAINSTAY VP
                             MAINSTAY VP           MAINSTAY VP             CAPITAL
                             BALANCED--              BOND--            APPRECIATION--
                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                         ------------------    ------------------    ------------------
                           2008       2007       2008       2007       2008       2007
                         --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........     33          38         91        72          988        904
Units redeemed.........    (55)       (529)       (94)      (88)      (1,513)    (1,549)
                           ---        ----       ----       ---       ------     ------
  Net increase
     (decrease)........    (22)       (491)        (3)      (16)        (525)      (645)
                           ===        ====       ====       ===       ======     ======

GROUP 2 POLICIES
Units issued...........     18          38         82        75          964        923
Units redeemed.........    (41)        (15)      (104)      (84)      (1,308)    (1,336)
                           ---        ----       ----       ---       ------     ------
  Net increase
     (decrease)........    (23)         23        (22)       (9)        (344)      (413)
                           ===        ====       ====       ===       ======     ======

GROUP 3 POLICIES
Units issued...........     --          --         13        42           17         19
Units redeemed.........     --          --         (7)       (2)          (2)        (1)
                           ---        ----       ----       ---       ------     ------
  Net increase
     (decrease)........     --          --          6        40           15         18
                           ===        ====       ====       ===       ======     ======

GROUP 4 POLICIES
Units issued...........    117         166        154        98          158        155
Units redeemed.........    (94)        (34)       (61)      (70)        (124)      (103)
                           ---        ----       ----       ---       ------     ------
  Net increase
     (decrease)........     23         132         93        28           34         52
                           ===        ====       ====       ===       ======     ======




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                                                      MAINSTAY VP
                                MAINSTAY VP          CONSERVATIVE           MAINSTAY VP           MAINSTAY VP
          MAINSTAY VP         COMMON STOCK--         ALLOCATION--          CONVERTIBLE--        FLOATING RATE--
        CASH MANAGEMENT        INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008       2007       2008       2007       2008       2007
      ----------------------------------------------------------------------------------------------------------


        5,833      3,630       210        193       107         48          51         61        15           42
       (3,490)    (2,099)     (352)      (309)      (40)       (30)        (70)       (70)      (56)      (2,306)
       ------     ------      ----       ----       ---        ---        ----       ----       ---       ------
        2,343      1,531      (142)      (116)       67         18         (19)        (9)      (41)      (2,264)
       ======     ======      ====       ====       ===        ===        ====       ====       ===       ======


        7,888      2,104       345        327        66         15         136        138        46           34
       (2,990)    (1,536)     (539)      (447)      (15)        (2)       (243)      (181)      (47)         (23)
       ------     ------      ----       ----       ---        ---        ----       ----       ---       ------
        4,898        568      (194)      (120)       51         13        (107)       (43)       (1)          11
       ======     ======      ====       ====       ===        ===        ====       ====       ===       ======


       17,224      9,361        22         17        --         --          14          8        26           37
       (8,918)    (1,820)       (5)        (7)       --         --          (3)        (2)      (13)          (2)
       ------     ------      ----       ----       ---        ---        ----       ----       ---       ------
        8,306      7,541        17         10        --         --          11          6        13           35
       ======     ======      ====       ====       ===        ===        ====       ====       ===       ======


       10,318      4,460       137        120        92         63         164        120        82          146
       (2,143)    (1,254)     (105)       (49)      (11)        (6)        (84)       (58)      (75)         (88)
       ------     ------      ----       ----       ---        ---        ----       ----       ---       ------
        8,175      3,206        32         71        81         57          80         62         7           58
       ======     ======      ====       ====       ===        ===        ====       ====       ===       ======


--------------------------------------------------------------------------------








                                                    MAINSTAY VP           MAINSTAY VP
                              MAINSTAY VP             GROWTH              HIGH YIELD
                             GOVERNMENT--          ALLOCATION--        CORPORATE BOND--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2008       2007       2008       2007       2008       2007
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........     122         48         247       341         162        168
Units redeemed.........     (78)       (80)        (66)      (69)       (363)      (300)
                            ---        ---        ----       ---        ----       ----
  Net increase
     (decrease)........      44        (32)        181       272        (201)      (132)
                            ===        ===        ====       ===        ====       ====

GROUP 2 POLICIES
Units issued...........     121         49         137       177         145        160
Units redeemed.........     (74)       (70)        (41)      (45)       (289)      (203)
                            ---        ---        ----       ---        ----       ----
  Net increase
     (decrease)........      47        (21)         96       132        (144)       (43)
                            ===        ===        ====       ===        ====       ====

GROUP 3 POLICIES
Units issued...........      18          2          --        --         111         44
Units redeemed.........     (11)        (1)         --        --          (9)        (4)
                            ---        ---        ----       ---        ----       ----
  Net increase
     (decrease)........       7          1          --        --         102         40
                            ===        ===        ====       ===        ====       ====

GROUP 4 POLICIES
Units issued...........     258         68         544       406         333        416
Units redeemed.........     (95)       (55)       (141)      (67)       (260)      (203)
                            ---        ---        ----       ---        ----       ----
  Net increase
     (decrease)........     163         13         403       339          73        213
                            ===        ===        ====       ===        ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP                                 MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
          ICAP SELECT           MAINSTAY VP          INTERNATIONAL           LARGE CAP              MID CAP
           EQUITY--          INCOME & GROWTH--         EQUITY--              GROWTH--               CORE--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008       2007       2008       2007       2008       2007
      ----------------------------------------------------------------------------------------------------------


       3,706       316         --          10         92        151        199        209         73        89
        (411)      (28)        --        (262)      (212)      (119)       (84)       (66)      (130)      (89)
       -----       ---         --        ----       ----       ----       ----       ----       ----       ---
       3,295       288         --        (252)      (120)        32        115        143        (57)       --
       =====       ===         ==        ====       ====       ====       ====       ====       ====       ===


       1,638       471         --          33        116        191        202        180         69        79
        (262)      (75)        --        (444)      (232)      (103)      (201)      (174)       (99)      (54)
       -----       ---         --        ----       ----       ----       ----       ----       ----       ---
       1,376       396         --        (411)      (116)        88          1          6        (30)       25
       =====       ===         ==        ====       ====       ====       ====       ====       ====       ===


          84        18         --           1         --         --         45         17         --        --
          (6)       (2)        --          (8)        --         --         (3)        (2)        --        --
       -----       ---         --        ----       ----       ----       ----       ----       ----       ---
          78        16         --          (7)        --         --         42         15         --        --
       =====       ===         ==        ====       ====       ====       ====       ====       ====       ===


         994       353         --          36        331        332        219        162        238       233
        (145)      (34)        --        (184)      (231)       (94)       (68)       (38)      (141)      (74)
       -----       ---         --        ----       ----       ----       ----       ----       ----       ---
         849       319         --        (148)       100        238        151        124         97       159
       =====       ===         ==        ====       ====       ====       ====       ====       ====       ===


--------------------------------------------------------------------------------








                              MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                MID CAP               MID CAP              MODERATE
                               GROWTH--               VALUE--            ALLOCATION--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2008       2007       2008       2007       2008       2007
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........       86         77         91         85       210        273
Units redeemed.........     (157)      (129)      (224)      (130)      (51)       (56)
                            ----       ----       ----       ----       ---        ---
  Net increase
     (decrease)........      (71)       (52)      (133)       (45)      159        217
                            ====       ====       ====       ====       ===        ===

GROUP 2 POLICIES
Units issued...........      106         99        106        104       101        111
Units redeemed.........     (148)      (111)      (178)      (139)      (25)       (23)
                            ----       ----       ----       ----       ---        ---
  Net increase
     (decrease)........      (42)       (12)       (72)       (35)       76         88
                            ====       ====       ====       ====       ===        ===

GROUP 3 POLICIES
Units issued...........       --         --         --         --        --         --
Units redeemed.........       --         --         --         --        --         --
                            ----       ----       ----       ----       ---        ---
  Net increase
     (decrease)........       --         --         --         --        --         --
                            ====       ====       ====       ====       ===        ===

GROUP 4 POLICIES
Units issued...........      310        273        259        242       268        219
Units redeemed.........     (252)      (127)      (215)      (150)      (58)       (25)
                            ----       ----       ----       ----       ---        ---
  Net increase
     (decrease)........       58        146         44         92       210        194
                            ====       ====       ====       ====       ===        ===




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
        MODERATE GROWTH         S&P 500            SMALL CAP          MAINSTAY VP         MAINSTAY VP
         ALLOCATION--           INDEX--            GROWTH--         TOTAL RETURN--          VALUE--
         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------  ------------------  ------------------
        2008       2007     2008       2007     2008       2007     2008       2007     2008       2007
      --------------------------------------------------------------------------------------------------


         378       379        479        429      53         50      198        195        73       172
        (121)      (83)      (753)      (675)    (98)      (132)    (315)      (320)   (1,859)     (262)
        ----       ---     ------     ------    ----       ----     ----       ----    ------      ----
         257       296       (274)      (246)    (45)       (82)    (117)      (125)   (1,786)      (90)
        ====       ===     ======     ======    ====       ====     ====       ====    ======      ====


         182       249        874        820      86         80      159        168        59       158
         (67)      (29)    (1,356)    (1,005)   (104)      (112)    (243)      (237)   (1,379)     (198)
        ----       ---     ------     ------    ----       ----     ----       ----    ------      ----
         115       220       (482)      (185)    (18)       (32)     (84)       (69)   (1,320)      (40)
        ====       ===     ======     ======    ====       ====     ====       ====    ======      ====


          --        --      1,054         68      --         --        4          6         2        10
          --        --        (19)        (9)     --         --       (1)        (2)      (50)       (3)
        ----       ---     ------     ------    ----       ----     ----       ----    ------      ----
          --        --      1,035         59      --         --        3          4       (48)        7
        ====       ===     ======     ======    ====       ====     ====       ====    ======      ====


         599       402        676        650     212        183       72         69        67       166
        (118)      (65)      (522)      (373)   (150)      (137)     (52)       (45)     (702)      (77)
        ----       ---     ------     ------    ----       ----     ----       ----    ------      ----
         481       337        154        277      62         46       20         24      (635)       89
        ====       ===     ======     ======    ====       ====     ====       ====    ======      ====


--------------------------------------------------------------------------------







                                                         ALGER                    ALGER
                               AIM V.I.                AMERICAN                 AMERICAN
                             INTERNATIONAL              CAPITAL                 SMALLCAP
                             GROWTH FUND--          APPRECIATION--              GROWTH--
                            SERIES I SHARES         CLASS O SHARES           CLASS O SHARES
                         --------------------    --------------------    ----------------------
                          2008(B)      2007        2008        2007        2008         2007
                         ----------------------------------------------------------------------
                                                                                              m
GROUP 1 POLICIES
Units issued...........     63          --          --          --          135             117
Units redeemed.........     (1)         --          --          --         (278)           (255)
                            --          --          --          --         ----            ----
  Net increase
     (decrease)........     62          --          --          --         (143)           (138)
                            ==          ==          ==          ==         ====            ====

GROUP 2 POLICIES
Units issued...........     69          --          --          --          173             160
Units redeemed.........     (3)         --          --          --         (320)           (242)
                            --          --          --          --         ----            ----
  Net increase
     (decrease)........     66          --          --          --         (147)            (82)
                            ==          ==          ==          ==         ====            ====

GROUP 3 POLICIES
Units issued...........     --          --          37          13            4               8
Units redeemed.........     --          --          (4)         (2)          (4)            (44)
                            --          --          --          --         ----            ----
  Net increase
     (decrease)........     --          --          33          11           --             (36)
                            ==          ==          ==          ==         ====            ====

GROUP 4 POLICIES
Units issued...........     86          --          --          --          101             103
Units redeemed.........     (3)         --          --          --          (98)            (43)
                            --          --          --          --         ----            ----
  Net increase
     (decrease)........     83          --          --          --            3              60
                            ==          ==          ==          ==         ====            ====




Not all investment divisions are available under all policies.

(b) For Group 1, 2 and 4 Policies, represents the period May 9, 2008 (Commencement of Investments) through December 31, 2008.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







        ALLIANCEBERNSTEIN           AMERICAN
           VPS SMALL/              CENTURY VP               AMERICAN                AMERICAN               CVS CALVERT
          MID CAP VALUE             INFLATION              CENTURY VP              CENTURY VP                SOCIAL
           PORTFOLIO--            PROTECTION--           INTERNATIONAL--             VALUE--                BALANCED
         CLASS A SHARES             CLASS II                CLASS II                CLASS II                PORTFOLIO
      --------------------    --------------------    --------------------    --------------------    --------------------
       2008(B)      2007        2008        2007        2008        2007        2008        2007        2008        2007
      --------------------------------------------------------------------------------------------------------------------


          46          --          --          --          --         --          --           --          14          10
          (2)         --          --          --          --         --          --           --         (14)        (16)
          --          --          --          --         ---         --          --          ---         ---         ---
          44          --          --          --          --         --          --           --          --          (6)
          ==          ==          ==          ==         ===         ==          ==          ===         ===         ===


          41          --          --          --          --         --          --           --          27          20
          (1)         --          --          --          --         --          --           --         (30)        (26)
          --          --          --          --         ---         --          --          ---         ---         ---
          40          --          --          --          --         --          --           --          (3)         (6)
          ==          ==          ==          ==         ===         ==          ==          ===         ===         ===


          --          --           7           5          38         38          29           11          --          --
          --          --          (1)         (2)        (70)        (6)         (2)         (43)         --          --
          --          --          --          --         ---         --          --          ---         ---         ---
          --          --           6           3         (32)        32          27          (32)         --          --
          ==          ==          ==          ==         ===         ==          ==          ===         ===         ===


          77          --          --          --          --         --          --           --          21          17
          (3)         --          --          --          --         --          --           --         (13)        (23)
          --          --          --          --         ---         --          --          ---         ---         ---
          74          --          --          --          --         --          --           --           8          (6)
          ==          ==          ==          ==         ===         ==          ==          ===         ===         ===


--------------------------------------------------------------------------------








                                                                       DWS DREMAN
                           DREYFUS IP            DREYFUS VIF          SMALL MID CAP
                           TECHNOLOGY            DEVELOPING               VALUE
                            GROWTH--              LEADERS--               VIP--
                         INITIAL SHARES        INITIAL SHARES        CLASS A SHARES
                       ------------------    ------------------    ------------------
                         2008       2007       2008       2007     2008(B)      2007
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      47         60         --         --         11         --
Units redeemed......     (88)       (48)        --         --         --         --
                         ---        ---         --         --         --         --
  Net increase
     (decrease).....     (41)        12         --         --         11         --
                         ===        ===         ==         ==         ==         ==

GROUP 2 POLICIES
Units issued........      58         41         --         --         15         --
Units redeemed......     (58)       (45)        --         --         (1)        --
                         ---        ---         --         --         --         --
  Net increase
     (decrease).....      --         (4)        --         --         14         --
                         ===        ===         ==         ==         ==         ==

GROUP 3 POLICIES
Units issued........      15          6         31         33         --         --
Units redeemed......      (2)        (1)        (3)        (5)        --         --
                         ---        ---         --         --         --         --
  Net increase
     (decrease).....      13          5         28         28         --         --
                         ===        ===         ==         ==         ==         ==

GROUP 4 POLICIES
Units issued........     105         86         --         --         25         --
Units redeemed......     (66)       (48)        --         --         (2)        --
                         ---        ---         --         --         --         --
  Net increase
     (decrease).....      39         38         --         --         23         --
                         ===        ===         ==         ==         ==         ==




Not all investment divisions are available under all policies.

(b) For Group 1, 2 and 4 Policies, represents the period May 9, 2008 (Commencement of Investments) through December 31, 2008.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          FIDELITY(R)           FIDELITY(R)                                 FIDELITY(R)         FIDELITY(R) VIP
              VIP                   VIP               FIDELITY(R)               VIP               INVESTMENT
        CONTRAFUND(R)--       EQUITY-INCOME--        VIP GROWTH--           INDEX 500--          GRADE BOND--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008       2007       2008       2007       2008       2007
      ----------------------------------------------------------------------------------------------------------


         296        268        149        128         --         --        --         --         --         --
        (443)      (389)      (208)      (183)        --         --        --         --         --         --
        ----       ----       ----       ----        ---         --       ---         --        ---         --
        (147)      (121)       (59)       (55)        --         --        --         --         --         --
        ====       ====       ====       ====        ===         ==       ===         ==        ===         ==


         406        391        166        151         --         --        --         --         --         --
        (570)      (465)      (258)      (189)        --         --        --         --         --         --
        ----       ----       ----       ----        ---         --       ---         --        ---         --
        (164)       (74)       (92)       (38)        --         --        --         --         --         --
        ====       ====       ====       ====        ===         ==       ===         ==        ===         ==


         148        102         42         89        172         63       241         70         19         32
         (14)       (50)        (8)        (4)        (5)        (2)       (9)        (4)       (12)        (3)
        ----       ----       ----       ----        ---         --       ---         --        ---         --
         134         52         34         85        167         61       232         66          7         29
        ====       ====       ====       ====        ===         ==       ===         ==        ===         ==


         639        572        327        286         --         --        --         --         --         --
        (340)      (202)      (220)      (104)        --         --        --         --         --         --
        ----       ----       ----       ----        ---         --       ---         --        ---         --
         299        370        107        182         --         --        --         --         --         --
        ====       ====       ====       ====        ===         ==       ===         ==        ===         ==


--------------------------------------------------------------------------------







                                                                           JANUS ASPEN
                                                     FIDELITY(R)             SERIES
                               FIDELITY(R)               VIP               BALANCED--
                              VIP MID CAP--          OVERSEAS--           INSTITUTIONAL
                              INITIAL CLASS         INITIAL CLASS            SHARES
                           ------------------    ------------------    ------------------
                             2008       2007       2008       2007       2008       2007
                           --------------------------------------------------------------

GROUP 1 POLICIES
Units issued............      --         --         --         --         149        162
Units redeemed..........      --         --         --         --        (241)      (310)
                              --        ---         --         --        ----       ----
  Net increase
     (decrease).........      --         --         --         --         (92)      (148)
                              ==        ===         ==         ==        ====       ====

GROUP 2 POLICIES
Units issued............      --         --         --         --         447        507
Units redeemed..........      --         --         --         --        (742)      (677)
                              --        ---         --         --        ----       ----
  Net increase
     (decrease).........      --         --         --         --        (295)      (170)
                              ==        ===         ==         ==        ====       ====

GROUP 3 POLICIES
Units issued............      33         28         86         80          56         16
Units redeemed..........      (7)       (41)        (5)        (3)         (4)        (9)
                              --        ---         --         --        ----       ----
  Net increase
     (decrease).........      26        (13)        81         77          52          7
                              ==        ===         ==         ==        ====       ====

GROUP 4 POLICIES
Units issued............      --         --         --         --         241        245
Units redeemed..........      --         --         --         --        (163)      (146)
                              --        ---         --         --        ----       ----
  Net increase
     (decrease).........      --         --         --         --          78         99
                              ==        ===         ==         ==        ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






          JANUS ASPEN         JANUS ASPEN
            SERIES              SERIES
            MID CAP            WORLDWIDE            MFS(R)              MFS(R)              MFS(R)
           GROWTH--            GROWTH--            INVESTORS         NEW DISCOVERY         RESEARCH
         INSTITUTIONAL       INSTITUTIONAL      TRUST SERIES--         SERIES--            SERIES--
            SHARES              SHARES           INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------  ------------------  ------------------
        2008       2007     2008       2007     2008       2007     2008       2007     2008       2007
      --------------------------------------------------------------------------------------------------


         --         --       329        274      --         --       --         --       --         --
         --         --      (503)      (401)     --         --       --         --       --         --
         --         --      ----       ----      --         --       --         --       --         --
         --         --      (174)      (127)     --         --       --         --       --         --
         ==         ==      ====       ====      ==         ==       ==         ==       ==         ==


         --         --       664        582      --         --       --         --       --         --
         --         --      (949)      (773)     --         --       --         --       --         --
         --         --      ----       ----      --         --       --         --       --         --
         --         --      (285)      (191)     --         --       --         --       --         --
         ==         ==      ====       ====      ==         ==       ==         ==       ==         ==


         71          8        74         21       3          9       73         30        6          9
         (2)        (1)       (9)        (4)     (1)        --       (2)        --       (1)        --
         --         --      ----       ----      --         --       --         --       --         --
         69          7        65         17       2          9       71         30        5          9
         ==         ==      ====       ====      ==         ==       ==         ==       ==         ==


         --         --       184        135      --         --       --         --       --         --
         --         --       (93)       (67)     --         --       --         --       --         --
         --         --      ----       ----      --         --       --         --       --         --
         --         --        91         68      --         --       --         --       --         --
         ==         ==      ====       ====      ==         ==       ==         ==       ==         ==


--------------------------------------------------------------------------------






                                                  NEUBERGER
                                                 BERMAN AMT
                             MFS(R)                MID-CAP                PIMCO
                            UTILITIES              GROWTH             GLOBAL BOND--
                            SERIES--             PORTFOLIO--         ADMINISTRATIVE
                          INITIAL CLASS            CLASS I            CLASS SHARES
                       ------------------    ------------------    ------------------
                         2008       2007       2008       2007       2008       2007
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........     117         --         --         --         --         --
Units redeemed......      (2)        --         --         --         --         --
                         ---         --         --         --         --         --
  Net increase
     (decrease).....     115         --         --         --         --         --
                         ===         ==         ==         ==         ==         ==

GROUP 2 POLICIES
Units issued........      77         --         --         --         --         --
Units redeemed......      (3)        --         --         --         --         --
                         ---         --         --         --         --         --
  Net increase
     (decrease).....      74         --         --         --         --         --
                         ===         ==         ==         ==         ==         ==

GROUP 3 POLICIES
Units issued........      19         42         28          4         13          5
Units redeemed......     (29)        (1)        (1)        --         (1)        (1)
                         ---         --         --         --         --         --
  Net increase
     (decrease).....     (10)        41         27          4         12          4
                         ===         ==         ==         ==         ==         ==

GROUP 4 POLICIES
Units issued........     132         --         --         --         --         --
Units redeemed......      (9)        --         --         --         --         --
                         ---         --         --         --         --         --
  Net increase
     (decrease).....     123         --         --         --         --         --
                         ===         ==         ==         ==         ==         ==




Not all investment divisions are available under all policies.

(a) For Group 3 Policies, represents the period October 16, 2007 (Commencement of Investments) through December 31, 2007.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








             PIMCO                 PIMCO                 PIMCO
        LOW DURATION--         REAL RETURN--        TOTAL RETURN--        ROYCE MICRO-CAP       ROYCE SMALL-CAP
        ADMINISTRATIVE        ADMINISTRATIVE        ADMINISTRATIVE          PORTFOLIO--           PORTFOLIO--
         CLASS SHARES          CLASS SHARES          CLASS SHARES        INVESTMENT CLASS      INVESTMENT CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2008     2007(A)      2008       2007       2008       2007       2008       2007       2008       2007
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --         --         --         41         78        125         67
         --         --         --         --         --         --        (23)       (16)       (20)        (9)
         --         --         --         --         --         --        ---        ---        ---        ---
         --         --         --         --         --         --         18         62        105         58
         ==         ==         ==         ==         ==         ==        ===        ===        ===        ===


         --         --         --         --         --         --         47         67         71         59
         --         --         --         --         --         --        (21)       (21)       (17)        (9)
         --         --         --         --         --         --        ---        ---        ---        ---
         --         --         --         --         --         --         26         46         54         50
         ==         ==         ==         ==         ==         ==        ===        ===        ===        ===


          2         --         19          9         48         36         --         --         --         --
         --         --         (3)        (1)        (3)        --         --         --         --         --
         --         --         --         --         --         --        ---        ---        ---        ---
          2         --         16          8         45         36         --         --         --         --
         ==         ==         ==         ==         ==         ==        ===        ===        ===        ===


         --         --         --         --         --         --        178        130        146         97
         --         --         --         --         --         --        (49)       (27)       (35)       (17)
         --         --         --         --         --         --        ---        ---        ---        ---
         --         --         --         --         --         --        129        103        111         80
         ==         ==         ==         ==         ==         ==        ===        ===        ===        ===


--------------------------------------------------------------------------------








                                                T. ROWE PRICE            VAN ECK
                          T. ROWE PRICE         LIMITED-TERM            WORLDWIDE
                          EQUITY INCOME             BOND                ABSOLUTE
                            PORTFOLIO             PORTFOLIO              RETURN
                       ------------------    ------------------    ------------------
                         2008       2007       2008       2007       2008       2007
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      117        175        --         --         --         --
Units redeemed......     (191)      (109)       --         --         --         --
                         ----       ----        --         --         --         --
  Net increase
     (decrease).....      (74)        66        --         --         --         --
                         ====       ====        ==         ==         ==         ==

GROUP 2 POLICIES
Units issued........      185        206        --         --         --         --
Units redeemed......     (307)      (193)       --         --         --         --
                         ----       ----        --         --         --         --
  Net increase
     (decrease).....     (122)        13        --         --         --         --
                         ====       ====        ==         ==         ==         ==

GROUP 3 POLICIES
Units issued........      180         66        26          7         24         28
Units redeemed......      (15)        (9)       (2)        (3)        (1)        (1)
                         ----       ----        --         --         --         --
  Net increase
     (decrease).....      165         57        24          4         23         27
                         ====       ====        ==         ==         ==         ==

GROUP 4 POLICIES
Units issued........      404        397        --         --         --         --
Units redeemed......     (303)      (149)       --         --         --         --
                         ----       ----        --         --         --         --
  Net increase
     (decrease).....      101        248        --         --         --         --
                         ====       ====        ==         ==         ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                              VAN KAMPEN          VAN KAMPEN          VAN KAMPEN
                             UIF EMERGING        UIF EMERGING          UIF U.S.
            VAN ECK             MARKETS             MARKETS              REAL
           WORLDWIDE            DEBT--             EQUITY--            ESTATE--
          HARD ASSETS           CLASS I             CLASS I             CLASS I
      ------------------  ------------------  ------------------  ------------------
        2008       2007     2008       2007     2008       2007     2008       2007
      ------------------------------------------------------------------------------


         142       278       --         --        82         89      76         --
         (92)      (48)      --         --      (184)      (117)     (1)        --
        ----       ---       --         --      ----       ----     ---         --
          50       230       --         --      (102)       (28)     75         --
        ====       ===       ==         ==      ====       ====     ===         ==


         107       206       --         --        79        103      28         --
         (57)      (33)      --         --      (139)       (91)     (1)        --
        ----       ---       --         --      ----       ----     ---         --
          50       173       --         --       (60)        12      27         --
        ====       ===       ==         ==      ====       ====     ===         ==


          20         9       22         15         8         10      13         28
          (8)       (2)      (1)        (1)      (14)        (1)     (3)        (1)
        ----       ---       --         --      ----       ----     ---         --
          12         7       21         14        (6)         9      10         27
        ====       ===       ==         ==      ====       ====     ===         ==


         313       391       --         --       196        152     240         --
        (179)      (56)      --         --      (130)       (53)     (7)        --
        ----       ---       --         --      ----       ----     ---         --
         134       335       --         --        66         99     233         --
        ====       ===       ==         ==      ====       ====     ===         ==


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2008, 2007, 2006, 2005 and 2004:





                                                   MAINSTAY VP
                                                   BALANCED--                                  MAINSTAY VP
                                                  INITIAL CLASS                            BOND--INITIAL CLASS
                                     --------------------------------------  -----------------------------------------------
                                       2008      2007      2006      2005      2008      2007      2006      2005      2004
                                     ---------------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $ 2,397   $3,477    $9,094    $7,562    $13,446   $13,105   $12,712   $13,134  $13,637
Units Outstanding..................       272      294       785       718        620       623       639       686      722
Variable Accumulation Unit Value...   $  8.82   $11.82    $11.58    $10.53    $ 21.67   $ 21.03   $ 19.89   $ 19.15  $ 18.88
Total Return.......................    (25.4%)    2.1%      9.9%      5.3%       3.0%      5.8%      3.8%      1.5%     3.4%
Investment Income Ratio............        --     1.9%      2.1%      1.4%       4.3%      3.7%      1.2%      3.2%     3.4%

GROUP 2 POLICIES(b)
Net Assets.........................   $ 1,232   $1,922    $1,618    $1,092    $10,728   $10,731   $10,257   $10,207  $ 9,680
Units Outstanding..................       139      162       139       103        664       686       695       718      694
Variable Accumulation Unit Value...   $  8.89   $11.89    $11.62    $10.55    $ 16.15   $ 15.65   $ 14.76   $ 14.19  $ 13.96
Total Return.......................    (25.2%)    2.3%     10.1%      5.5%       3.2%      6.0%      4.0%      1.7%     3.6%
Investment Income Ratio............        --     2.4%      2.1%      2.4%       4.3%      3.6%      1.2%      3.3%     3.8%

GROUP 3 POLICIES
Net Assets.........................   $    --   $   --    $   --    $   --    $ 1,300   $ 1,170   $   589   $   379  $   528
Units Outstanding..................        --       --        --        --         92        86        46        31       44
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $ 14.11   $ 13.60   $ 12.77   $ 12.21  $ 11.95
Total Return.......................        --       --        --        --       3.7%      6.5%      4.6%      2.2%     4.1%
Investment Income Ratio............        --       --        --        --       4.6%      4.4%      1.7%      3.1%     4.4%

GROUP 4 POLICIES
Net Assets.........................   $ 3,601   $4,525    $2,846    $1,040    $ 6,760   $ 5,345   $ 4,651   $ 3,851  $ 2,747
Units Outstanding..................       398      375       243        97        495       402       374       323      236
Variable Accumulation Unit Value...   $  9.05   $12.05    $11.72    $10.58    $ 13.76   $ 13.27   $ 12.45   $ 11.91  $ 11.66
Total Return.......................    (24.9%)    2.8%     10.7%      5.8%       3.7%      6.5%      4.5%      2.2%     4.1%
Investment Income Ratio............        --     2.6%      2.6%      2.4%       4.6%      3.7%      1.3%      3.6%     4.4%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                      MAINSTAY VP
             CAPITAL APPRECIATION--INITIAL CLASS                        CASH MANAGEMENT
      ------------------------------------------------  -----------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      -------------------------------------------------------------------------------------------------


       $94,367  $168,430  $164,993  $171,702  $174,254   $19,578   $15,062   $12,191   $13,394  $15,071
         6,370     6,895     7,540     8,138     8,889    12,062     9,719     8,188     9,325   10,726
       $ 14.83  $  24.43  $  21.89  $  21.11  $  19.60   $  1.58   $  1.55   $  1.49   $  1.44  $  1.41
        (39.3%)    11.6%      3.7%      7.7%      3.4%      1.5%      4.1%      3.9%      2.2%     0.1%
          0.6%      0.1%      0.4%        --      0.3%      2.1%      4.7%      4.5%      2.8%     0.8%


       $34,846  $ 60,491  $ 57,500  $ 57,246  $ 53,193   $18,204   $11,840   $10,665   $10,937  $11,507
         6,165     6,509     6,922     7,159     7,176    14,447     9,549     8,981     9,578   10,323
       $  5.65  $   9.29  $   8.31  $   8.00  $   7.41   $  1.26   $  1.24   $  1.19   $  1.14  $  1.11
        (39.2%)    11.8%      3.9%      7.9%      3.6%      1.7%      4.3%      4.1%      2.4%     0.3%
          0.6%      0.1%      0.4%        --      0.3%      2.1%      4.7%      4.5%      2.9%     0.8%


       $   399  $    462  $    226  $    287  $    249   $23,952   $13,676   $ 4,592   $ 3,214  $ 2,255
            54        39        21        28        26    19,944    11,638     4,097     2,999    2,166
       $  7.33  $  11.99  $  10.67  $  10.21  $   9.42   $  1.20   $  1.18   $  1.12   $  1.07  $  1.04
        (38.9%)    12.4%      4.4%      8.4%      4.2%      2.2%      4.8%      4.6%      3.0%     0.8%
          0.8%      0.4%      0.4%        --      0.3%      2.0%      4.5%      4.4%      2.9%     0.8%


       $ 5,164  $  8,000  $  6,488  $  5,305  $  3,823   $19,750   $ 9,963   $ 5,943   $ 6,478  $ 4,412
           628       594       542       463       362    16,778     8,603     5,397     6,170    4,317
       $  8.22  $  13.45  $  11.97  $  11.46  $  10.57   $  1.18   $  1.15   $  1.10   $  1.05  $  1.02
        (38.9%)    12.4%      4.4%      8.4%      4.2%      2.2%      4.8%      4.6%      3.0%     0.8%
          0.6%      0.1%      0.4%        --      0.3%      1.9%      4.6%      4.5%      3.0%     0.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                                                              MAINSTAY VP
                                                                                             CONSERVATIVE
                                                        MAINSTAY VP                          ALLOCATION--
                                                COMMON STOCK--INITIAL CLASS                  INITIAL CLASS
                                     ------------------------------------------------  ------------------------
                                       2008      2007      2006      2005      2004      2008     2007    2006
                                     --------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $41,295   $70,276   $71,216   $65,300   $65,117   $ 1,643  $1,264  $  990
Units Outstanding..................     1,875     2,017     2,133     2,264     2,413       177     110      92
Variable Accumulation Unit Value...   $ 22.02   $ 34.85   $ 33.38   $ 28.86   $ 26.99   $  9.30  $11.48  $10.75
Total Return.......................    (36.8%)     4.4%     15.7%      6.9%     10.1%    (19.0%)   6.7%    7.5%
Investment Income Ratio............      1.5%      1.2%      0.6%      1.0%      1.4%      0.1%    2.8%    1.9%

GROUP 2 POLICIES(b)
Net Assets.........................   $22,028   $37,367   $37,206   $32,781   $30,884   $   817  $  416  $  243
Units Outstanding..................     2,635     2,829     2,949     3,010     3,038        87      36      23
Variable Accumulation Unit Value...   $  8.36   $ 13.21   $ 12.62   $ 10.89   $ 10.16   $  9.25  $11.40  $10.65
Total Return.......................    (36.7%)     4.6%     15.9%      7.1%     10.3%    (18.8%)   7.0%    6.5%
Investment Income Ratio............      1.5%      1.2%      0.6%      1.0%      1.5%      0.2%    3.2%    2.9%

GROUP 3 POLICIES
Net Assets.........................   $   706   $   880   $   712   $   437   $   342   $    --  $   --  $   --
Units Outstanding..................        82        65        55        40        33        --      --      --
Variable Accumulation Unit Value...   $  8.60   $ 13.51   $ 12.85   $ 11.03   $ 10.25   $    --  $   --  $   --
Total Return.......................    (36.4%)     5.1%     16.5%      7.7%     10.9%        --      --      --
Investment Income Ratio............      1.7%      1.3%      0.7%      1.1%      1.8%        --      --      --

GROUP 4 POLICIES
Net Assets.........................   $ 5,255   $ 7,761   $ 6,331   $ 4,474   $ 3,337   $ 1,523  $  961  $  245
Units Outstanding..................       534       502       431       355       285       161      80      23
Variable Accumulation Unit Value...   $  9.83   $ 15.46   $ 14.70   $ 12.62   $ 11.72   $  9.39  $11.51  $10.71
Total Return.......................    (36.4%)     5.1%     16.5%      7.7%     10.9%    (18.4%)   7.5%    7.1%
Investment Income Ratio............      1.6%      1.3%      0.6%      1.1%      1.8%      0.1%    4.1%    2.7%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



---------------------------------------------------------------------------








                                                                 MAINSTAY VP
                         MAINSTAY VP                           FLOATING RATE--
                 CONVERTIBLE--INITIAL CLASS                     INITIAL CLASS
      ------------------------------------------------  ----------------------------
        2008      2007      2006      2005      2004      2008      2007      2006
      ------------------------------------------------------------------------------


       $ 7,724   $12,342   $11,002   $10,737   $11,056   $ 1,458   $2,345    $26,514
           484       503       512       548       597       175      216      2,480
       $ 15.97   $ 24.52   $ 21.50   $ 19.60   $ 18.52   $  8.35   $10.89    $ 10.69
        (34.9%)    14.1%      9.6%      5.9%      5.4%    (23.3%)    1.8%       5.2%
          2.1%      2.3%      2.3%      1.5%      2.1%      5.3%     6.6%       6.3%


       $12,604   $21,168   $19,175   $17,963   $16,830   $ 1,238   $1,619    $ 1,472
         1,114     1,221     1,264     1,301     1,293       147      148        137
       $ 11.31   $ 17.34   $ 15.17   $ 13.81   $ 13.02   $  8.41   $10.95    $ 10.73
        (34.7%)    14.3%      9.9%      6.1%      5.6%    (23.2%)    2.0%       5.5%
          2.1%      2.3%      2.4%      1.6%      2.1%      5.3%     6.5%       6.4%


       $   433   $   481   $   331   $   287   $   259   $   877   $1,000    $   611
            40        29        23        22        21       107       94         59
       $ 10.88   $ 16.60   $ 14.45   $ 13.09   $ 12.27   $  8.19   $10.61    $ 10.34
        (34.4%)    14.9%     10.4%      6.6%      6.1%    (22.8%)    2.6%       3.4%
          2.6%      2.5%      2.6%      1.7%      2.2%      5.3%     6.5%       5.9%


       $ 6,483   $ 8,552   $ 6,526   $ 5,298   $ 3,837   $ 2,249   $2,827    $ 2,131
           590       510       448       400       310       262      255        197
       $ 10.98   $ 16.75   $ 14.58   $ 13.21   $ 12.39   $  8.57   $11.10    $ 10.82
        (34.4%)    14.9%     10.4%      6.6%      6.1%    (22.8%)    2.6%       6.0%
          2.4%      2.3%      2.6%      1.8%      2.5%      5.3%     6.5%       6.1%

      MAINSTAY
         VP
      FLOATING
       RATE--
       INITIAL                    MAINSTAY VP
        CLASS              GOVERNMENT--INITIAL CLASS
      --------  ----------------------------------------------
        2005      2008      2007      2006      2005     2004
      --------------------------------------------------------

       $24,081   $10,112   $8,394    $8,512   $10,877  $11,676
         2,370       472      428       460       607      662
       $ 10.16   $ 21.39   $19.62    $18.52   $ 17.92  $ 17.63
          1.6%      9.0%     5.9%      3.3%      1.7%     2.6%
          4.7%      3.2%     4.9%      0.8%      3.1%     4.1%

       $   594   $ 7,349   $6,014    $5,969   $ 6,082  $ 5,839
            57       443      396       417       439      431
       $ 10.18   $ 16.59   $15.19    $14.31   $ 13.82  $ 13.56
          1.8%      9.3%     6.2%      3.5%      1.9%     2.8%
          5.1%      3.1%     4.9%      1.0%      3.3%     4.2%

       $    --   $   557   $  414    $  377   $   185  $   165
            --        39       32        31        16       14
       $    --   $ 14.29   $13.01    $12.20   $ 11.72  $ 11.45
            --      9.8%     6.7%      4.1%      2.4%     3.3%
            --      4.2%     4.9%      1.7%      3.3%     4.6%

       $   340   $ 6,605   $4,028    $3,574   $ 2,952  $ 2,413
            33       475      312       299       257      215
       $ 10.21   $ 14.02   $12.77    $11.97   $ 11.50  $ 11.24
          2.1%      9.8%     6.7%      4.0%      2.4%     3.3%
          4.5%      3.4%     4.9%      1.1%      3.4%     4.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                              MAINSTAY VP
                                                GROWTH                                MAINSTAY VP
                                             ALLOCATION--                             HIGH YIELD
                                             INITIAL CLASS                   CORPORATE BOND--INITIAL CLASS
                                     ----------------------------  ------------------------------------------------
                                       2008      2007      2006      2008      2007      2006      2005      2004
                                     ------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $ 5,332   $6,400    $2,781    $35,074   $52,218   $55,006   $51,635   $53,870
Units Outstanding..................       702      521       249      1,647     1,848     1,980     2,057     2,203
Variable Accumulation Unit Value...   $  7.59   $12.25    $11.17    $ 21.29   $ 28.25   $ 27.81   $ 24.99   $ 24.45
Total Return.......................    (38.0%)    9.6%     11.7%     (24.6%)     1.6%     11.2%      2.2%     11.9%
Investment Income Ratio............      0.7%     1.5%      1.4%       9.1%      6.5%      2.0%      6.0%      7.6%

GROUP 2 POLICIES(b)
Net Assets.........................   $ 3,085   $3,803    $2,018    $18,920   $27,662   $27,950   $25,483   $24,317
Units Outstanding..................       411      315       183      1,377     1,521     1,564     1,589     1,554
Variable Accumulation Unit Value...   $  7.52   $12.10    $11.02    $ 13.73   $ 18.19   $ 17.87   $ 16.03   $ 15.65
Total Return.......................    (37.9%)    9.9%     10.2%     (24.5%)     1.8%     11.5%      2.4%     12.2%
Investment Income Ratio............      0.7%     1.3%      1.6%       9.2%      6.6%      2.0%      5.9%      7.6%

GROUP 3 POLICIES
Net Assets.........................   $    --   $   --    $   --    $ 2,880   $ 1,901   $ 1,125   $   558   $   544
Units Outstanding..................        --       --        --        204       102        62        34        34
Variable Accumulation Unit Value...   $    --   $   --    $   --    $ 14.13   $ 18.62   $ 18.20   $ 16.25   $ 15.78
Total Return.......................        --       --        --     (24.1%)     2.3%     12.0%      2.9%     12.7%
Investment Income Ratio............        --       --        --      12.8%      7.5%      2.9%      6.0%      6.5%

GROUP 4 POLICIES
Net Assets.........................   $ 7,277   $6,916    $2,507    $19,252   $24,110   $19,819   $14,260   $ 8,986
Units Outstanding..................       968      565       226      1,427     1,354     1,141       920       597
Variable Accumulation Unit Value...   $  7.63   $12.22    $11.07    $ 13.48   $ 17.77   $ 17.37   $ 15.50   $ 15.06
Total Return.......................    (37.6%)   10.4%     10.7%     (24.1%)     2.3%     12.0%      2.9%     12.7%
Investment Income Ratio............      0.8%     1.6%      1.7%      10.1%      7.0%      2.2%      7.0%      9.5%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
              ICAP SELECT EQUITY--INITIAL CLASS                  INCOME & GROWTH--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $32,766   $ 7,024   $2,833    $2,171    $1,805      $--       $--     $2,963    $1,909    $1,780
         3,799       504      216       195       171       --        --        252       188       183
       $  8.62   $ 13.92   $13.12    $11.07    $10.57      $--       $--     $11.77    $10.14    $ 9.75
        (38.0%)     6.1%    18.5%      4.7%     10.6%       --        --      16.0%      4.0%     11.9%
          0.8%      0.6%     0.3%      1.0%      1.1%       --        --       0.8%      1.2%      1.9%


       $20,598   $12,629   $6,304    $5,881    $5,346      $--       $--     $5,062    $4,480    $4,141
         2,221       845      449       497       474       --        --        411       423       407
       $  9.28   $ 14.94   $14.05    $11.83    $11.28      $--       $--     $12.31    $10.59    $10.16
        (37.9%)     6.3%    18.7%      4.9%     10.8%       --        --      16.3%      4.2%     12.1%
          0.6%      0.6%     0.3%      1.0%      1.1%       --        --       0.6%      1.2%      1.9%


       $ 1,038   $   425   $  165    $  132    $  118      $--       $--     $  108    $   92    $   91
           105        27       11        11        10       --        --          7         7         8
       $  9.87   $ 15.81   $14.80    $12.40    $11.76      $--       $--     $14.50    $12.41    $11.86
        (37.6%)     6.9%    19.3%      5.4%     11.4%       --        --      16.8%      4.7%     12.7%
          0.7%      0.6%     0.3%      0.9%      1.0%       --        --       0.6%      1.1%      0.7%


       $13,396   $ 7,866   $2,594    $1,796    $1,234      $--       $--     $2,272    $1,557    $  899
         1,342       493      174       144       104       --        --        148       118        72
       $  9.94   $ 15.92   $14.90    $12.49    $11.85      $--       $--     $15.36    $13.14    $12.55
        (37.6%)     6.9%    19.3%      5.4%     11.4%       --        --      16.9%      4.7%     12.7%
          0.6%      0.7%     0.3%      1.0%      1.4%       --        --       0.7%      1.4%      2.4%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                            INTERNATIONAL EQUITY--INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $19,246   $29,329   $27,357   $19,433   $13,646
Units Outstanding..................       951     1,071     1,039       962       725
Variable Accumulation Unit Value...   $ 20.24   $ 27.42   $ 26.32   $ 20.18   $ 18.82
Total Return.......................    (26.2%)     4.2%     30.4%      7.2%     16.5%
Investment Income Ratio............      1.4%      0.7%      0.3%      1.9%      1.1%

GROUP 2 POLICIES(b)
Net Assets.........................   $12,336   $18,672   $16,481   $10,159   $ 6,258
Units Outstanding..................       983     1,099     1,011       830       540
Variable Accumulation Unit Value...   $ 12.56   $ 16.98   $ 16.26   $ 12.44   $ 11.58
Total Return.......................    (26.0%)     4.4%     30.7%      7.5%     16.8%
Investment Income Ratio............      1.4%      0.7%      0.3%      2.0%      1.2%

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $    --
Units Outstanding..................        --        --        --        --        --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $    --
Total Return.......................        --        --        --        --        --
Investment Income Ratio............        --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $15,898   $19,316   $13,667   $ 5,891   $ 2,665
Units Outstanding..................     1,024       924       686       388       190
Variable Accumulation Unit Value...   $ 15.53   $ 20.89   $ 19.91   $ 15.16   $ 14.04
Total Return.......................    (25.7%)     4.9%     31.3%      8.0%     17.3%
Investment Income Ratio............      1.5%      0.7%      0.4%      2.2%      1.6%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                      MAINSTAY VP
               LARGE CAP GROWTH--INITIAL CLASS                    MID CAP CORE--INITIAL CLASS
      ------------------------------------------------  -----------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      -------------------------------------------------------------------------------------------------


       $ 4,074   $ 5,670   $ 3,636   $ 3,170   $ 3,483   $ 6,950   $13,177   $12,614   $9,347   $11,787
           747       632       489       454       517       668       725       725      612       890
       $  5.45   $  8.97   $  7.44   $  6.99   $  6.74   $ 10.41   $ 18.14   $ 17.40   $15.24   $ 13.25
        (39.2%)    20.5%      6.5%      3.6%     (3.0%)   (42.6%)     4.3%     14.1%    15.1%     21.4%
          0.1%        --      0.1%        --      0.2%      0.3%      0.4%        --     0.5%      0.6%


       $ 9,538   $15,653   $12,902   $12,396   $12,186   $ 5,627   $10,340   $ 9,451   $7,371   $ 3,914
         1,280     1,279     1,273     1,305     1,332       529       559       534      476       292
       $  7.45   $ 12.24   $ 10.13   $  9.50   $  9.15   $ 10.63   $ 18.50   $ 17.70   $15.48   $ 13.43
        (39.1%)    20.7%      6.7%      3.8%     (2.8%)   (42.5%)     4.5%     14.4%    15.3%     21.6%
          0.1%        --      0.1%        --      0.2%      0.3%      0.4%        --     0.7%      0.7%


       $   611   $   487   $   242   $   255   $   214   $    --   $    --   $    --   $   --   $    --
            81        39        24        27        24        --        --        --       --        --
       $  7.55   $ 12.33   $ 10.16   $  9.48   $  9.08   $    --   $    --   $    --   $   --   $    --
        (38.8%)    21.3%      7.2%      4.3%     (2.3%)       --        --        --       --        --
          0.1%        --      0.1%        --      0.3%        --        --        --       --        --


       $ 4,400   $ 5,106   $ 2,756   $ 1,710   $ 1,257   $ 8,926   $13,563   $ 9,877   $5,976   $ 2,594
           514       363       239       158       122       777       680       521      363       183
       $  8.55   $ 13.97   $ 11.51   $ 10.74   $ 10.29   $ 11.49   $ 19.88   $ 18.93   $16.47   $ 14.21
        (38.8%)    21.3%      7.2%      4.3%     (2.3%)   (42.2%)     5.0%     15.0%    15.9%     22.2%
          0.1%        --      0.2%        --      0.3%      0.4%      0.4%        --     0.7%      0.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               MID CAP GROWTH--INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $ 6,889   $13,698   $12,628   $11,166   $11,789
Units Outstanding..................       763       834       886       846     1,041
Variable Accumulation Unit Value...   $  9.03   $ 16.43   $ 14.29   $ 13.17   $ 11.33
Total Return.......................    (45.0%)    15.0%      8.5%     16.3%     21.8%
Investment Income Ratio............        --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $ 7,543   $14,418   $12,688   $10,811   $ 6,775
Units Outstanding..................       795       837       849       785       574
Variable Accumulation Unit Value...   $  9.49   $ 17.23   $ 14.96   $ 13.76   $ 11.81
Total Return.......................    (44.9%)    15.2%      8.7%     16.5%     22.0%
Investment Income Ratio............        --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $    --
Units Outstanding..................        --        --        --        --        --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $    --
Total Return.......................        --        --        --        --        --
Investment Income Ratio............        --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $11,441   $19,538   $14,375   $ 9,842   $ 4,691
Units Outstanding..................     1,048       990       844       631       353
Variable Accumulation Unit Value...   $ 10.91   $ 19.71   $ 17.03   $ 15.58   $ 13.31
Total Return.......................    (44.7%)    15.8%      9.2%     17.1%     22.6%
Investment Income Ratio............        --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                             MAINSTAY VP
                                                                 MAINSTAY VP               MODERATE GROWTH
                         MAINSTAY VP                        MODERATE ALLOCATION--           ALLOCATION--
                MID CAP VALUE--INITIAL CLASS                    INITIAL CLASS               INITIAL CLASS
      ------------------------------------------------  ----------------------------  ------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2008     2007    2006
      --------------------------------------------------------------------------------------------------------


       $ 7,931   $13,762   $14,697   $13,143   $14,820   $ 4,810   $4,594    $1,874    $ 7,857  $8,640  $4,635
           810       943       988     1,001     1,185       548      389       172        970     713     417
       $  9.79   $ 14.60   $ 14.87   $ 13.13   $ 12.51   $  8.76   $11.80    $10.92    $  8.10  $12.08  $11.12
        (32.9%)    (1.8%)    13.3%      5.0%     16.7%    (25.7%)    8.0%      9.2%     (33.0%)   8.6%   11.2%
          1.6%      1.0%      0.1%      0.8%      1.0%      0.4%     3.0%      1.9%       0.7%    2.2%    2.3%


       $ 7,941   $12,857   $13,592   $12,092   $ 9,228   $ 2,986   $3,126    $1,939    $ 4,779  $5,768  $2,881
           799       871       906       912       733       343      267       179        596     481     261
       $  9.93   $ 14.78   $ 15.03   $ 13.24   $ 12.59   $  8.71   $11.71    $10.82    $  8.00  $11.92  $10.95
        (32.8%)    (1.6%)    13.5%      5.2%     17.0%    (25.6%)    8.2%      8.2%     (32.8%)   8.9%    9.5%
          1.7%      1.0%      0.1%      0.9%      1.0%      0.4%     2.9%      2.1%       0.6%    2.3%    2.1%


       $    --   $    --   $    --   $    --   $    --   $    --   $   --    $   --    $    --  $   --  $   --
            --        --        --        --        --        --       --        --         --      --      --
       $    --   $    --   $    --   $    --   $    --   $    --   $   --    $   --    $    --  $   --  $   --
            --        --        --        --        --        --       --        --         --      --      --
            --        --        --        --        --        --       --        --         --      --      --


       $ 9,597   $13,587   $12,305   $ 8,702   $ 4,862   $ 4,882   $4,008    $1,551    $ 8,882  $7,316  $2,942
           937       893       801       646       381       546      336       142      1,084     603     266
       $ 10.26   $ 15.19   $ 15.36   $ 13.47   $ 12.75   $  8.90   $11.90    $10.95    $  8.17  $12.10  $11.06
        (32.5%)    (1.1%)    14.0%      5.7%     17.5%    (25.2%)    8.7%      9.5%     (32.5%)   9.4%   10.6%
          1.7%      1.0%      0.1%      0.9%      1.2%      0.4%     3.1%      3.4%       0.7%    2.4%    2.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               S&P 500 INDEX--INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $90,435  $154,823  $157,043  $145,879  $146,432
Units Outstanding..................     3,882     4,156     4,402     4,688     4,895
Variable Accumulation Unit Value...   $ 23.32  $  37.28  $  35.68  $  31.13  $  29.91
Total Return.......................    (37.5%)     4.5%     14.6%      4.1%      9.7%
Investment Income Ratio............      2.3%      1.6%      0.5%      1.2%      1.6%

GROUP 2 POLICIES(b)
Net Assets.........................   $49,993  $ 85,692  $ 83,998  $ 74,782  $ 69,081
Units Outstanding..................     6,478     6,960     7,145     7,305     7,035
Variable Accumulation Unit Value...   $  7.72  $  12.31  $  11.76  $  10.24  $   9.82
Total Return.......................    (37.3%)     4.7%     14.9%      4.3%      9.9%
Investment Income Ratio............      2.3%      1.6%      0.5%      1.2%      1.7%

GROUP 3 POLICIES
Net Assets.........................   $11,939  $  4,322  $  3,318  $    623  $    817
Units Outstanding..................     1,341       306       247        53        74
Variable Accumulation Unit Value...   $  8.90  $  14.14  $  13.43  $  11.64  $  11.11
Total Return.......................    (37.0%)     5.2%     15.4%      4.8%     10.5%
Investment Income Ratio............      2.4%      1.8%      1.0%      1.1%      1.6%

GROUP 4 POLICIES
Net Assets.........................   $27,617  $ 41,534  $ 35,383  $ 27,317  $ 18,720
Units Outstanding..................     2,847     2,693     2,416     2,155     1,547
Variable Accumulation Unit Value...   $  9.70  $  15.40  $  14.64  $  12.68  $  12.10
Total Return.......................    (37.0%)     5.2%     15.5%      4.8%     10.5%
Investment Income Ratio............      2.4%      1.7%      0.6%      1.4%      2.2%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                      MAINSTAY VP
               SMALL CAP GROWTH--INITIAL CLASS                    TOTAL RETURN--INITIAL CLASS
      ------------------------------------------------  -----------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      -------------------------------------------------------------------------------------------------



       $ 2,707   $5,034    $6,147    $5,817    $10,272   $29,892   $44,164   $44,324   $43,324  $44,038
           407      452       534       529        967     1,621     1,738     1,863     1,981    2,129
       $  6.65   $11.15    $11.60    $10.98    $ 10.63   $ 18.43   $ 25.40   $ 23.79   $ 21.88  $ 20.69
        (40.3%)   (3.9%)     5.6%      3.3%       8.6%    (27.4%)     6.8%      8.7%      5.8%     5.6%
            --       --        --        --         --      3.3%      2.2%      0.6%      1.5%     1.7%


       $ 3,805   $6,580    $7,215    $7,581    $ 6,396   $10,803   $15,890   $15,673   $14,630  $13,594
           552      570       602       668        585     1,188     1,272     1,341     1,365    1,343
       $  6.90   $11.54    $11.98    $11.32    $ 10.93   $  9.09   $ 12.50   $ 11.69   $ 10.73  $ 10.12
        (40.2%)   (3.7%)     5.8%      3.5%       8.9%    (27.3%)     7.0%      8.9%      6.0%     5.8%
            --       --        --        --         --      3.3%      2.2%      0.6%      1.6%     1.8%


       $    --   $   --    $   --    $   --    $    --   $   208   $   240   $   172   $   108  $   101
            --       --        --        --         --        21        18        14         9        9
       $    --   $   --    $   --    $   --    $    --   $  9.97   $ 13.64   $ 12.69   $ 11.59  $ 10.88
            --       --        --        --         --    (26.9%)     7.5%      9.5%      6.5%     6.4%
            --       --        --        --         --      3.3%      2.2%      0.8%      1.6%     1.7%


       $ 5,636   $8,554    $8,191    $6,400    $ 3,819   $ 3,176   $ 4,065   $ 3,461   $ 2,669  $ 1,898
           692      630       584       486        301       301       281       257       218      165
       $  8.15   $13.57    $14.02    $13.18    $ 12.67   $ 10.56   $ 14.46   $ 13.45   $ 12.28  $ 11.53
        (39.9%)   (3.2%)     6.3%      4.1%       9.4%    (26.9%)     7.5%      9.5%      6.5%     6.4%
            --       --        --        --         --      3.5%      2.3%      0.7%      1.8%     2.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                                                           AIM V.I.
                                                                                        INTERNATIONAL
                                                        MAINSTAY VP                     GROWTH FUND--
                                                   VALUE--INITIAL CLASS                SERIES I SHARES
                                     ------------------------------------------------  ---------------
                                       2008      2007      2006      2005      2004          2008
                                     -----------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................     $--     $49,351   $51,068   $45,082   $44,899       $   379
Units Outstanding..................      --       1,786     1,876     1,955     2,054            62
Variable Accumulation Unit Value...     $--     $ 27.62   $ 27.22   $ 23.06   $ 21.86       $  6.10
Total Return.......................      --        1.5%     18.0%      5.5%     10.5%        (39.0%)
Investment Income Ratio............      --        1.6%      0.4%      1.2%      1.2%          2.0%

GROUP 2 POLICIES(b)
Net Assets.........................     $--     $21,948   $22,221   $19,019   $17,691       $   415
Units Outstanding..................      --       1,320     1,360     1,376     1,353            66
Variable Accumulation Unit Value...     $--     $ 16.62   $ 16.35   $ 13.82   $ 13.08       $  6.24
Total Return.......................      --        1.7%     18.3%      5.7%     10.7%        (37.6%)
Investment Income Ratio............      --        1.6%      0.4%      1.2%      1.2%          1.9%

GROUP 3 POLICIES
Net Assets.........................     $--     $   697   $   588   $ 1,123   $ 1,036       $    --
Units Outstanding..................      --          48        41        94        92            --
Variable Accumulation Unit Value...     $--     $ 14.52   $ 14.21   $ 11.95   $ 11.25       $    --
Total Return.......................      --        2.2%     18.9%      6.2%     11.3%            --
Investment Income Ratio............      --        1.7%      0.3%      1.3%      1.6%            --

GROUP 4 POLICIES
Net Assets.........................     $--     $ 9,409   $ 7,915   $ 5,490   $ 3,975       $   524
Units Outstanding..................      --         635       546       450       346            83
Variable Accumulation Unit Value...     $--     $ 14.81   $ 14.50   $ 12.19   $ 11.48       $  6.31
Total Return.......................      --        2.2%     18.9%      6.2%     11.3%        (36.9%)
Investment Income Ratio............      --        1.7%      0.4%      1.4%      1.4%          1.6%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       ALGER AMERICAN                                    ALGER AMERICAN
            CAPITAL APPRECIATION--CLASS O SHARES                 SMALLCAP GROWTH--CLASS O SHARES
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $11,378   $23,986   $22,637   $19,086   $16,480
            --       --        --        --        --      1,264     1,407     1,545     1,552     1,556
       $    --   $   --    $   --    $   --    $   --    $  9.04   $ 17.05   $ 14.65   $ 12.29   $ 10.59
            --       --        --        --        --     (47.0%)    16.4%     19.2%     16.1%     15.8%
            --       --        --        --        --         --        --        --        --        --


       $    --   $   --    $   --    $   --    $   --    $10,064   $20,855   $18,785   $15,527   $12,816
            --       --        --        --        --      1,461     1,608     1,690     1,668     1,601
       $    --   $   --    $   --    $   --    $   --    $  6.89   $ 12.97   $ 11.11   $  9.31   $  8.00
            --       --        --        --        --     (46.9%)    16.7%     19.4%     16.3%     16.0%
            --       --        --        --        --         --        --        --        --        --


       $   697   $  489    $  178    $   76    $   64    $   490   $   907   $ 1,408   $ 1,522   $ 1,311
            54       21        10         5         5         44        44        80       103       104
       $ 12.90   $23.51    $17.61    $14.76    $12.90    $ 11.08   $ 20.75   $ 17.70   $ 14.75   $ 12.62
        (45.1%)   33.5%     19.3%     14.4%      8.2%     (46.6%)    17.2%     20.0%     16.9%     16.6%
            --       --        --        --        --         --        --        --        --        --


       $    --   $   --    $   --    $   --    $   --    $ 4,255   $ 7,920   $ 5,601   $ 3,021   $ 1,704
            --       --        --        --        --        354       351       291       188       124
       $    --   $   --    $   --    $   --    $   --    $ 12.05   $ 22.57   $ 19.25   $ 16.04   $ 13.72
            --       --        --        --        --     (46.6%)    17.2%     20.0%     16.9%     16.6%
            --       --        --        --        --         --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                     ALLIANCEBERNSTEIN
                                         VPS SMALL/
                                       MID CAP VALUE                    AMERICAN CENTURY
                                        PORTFOLIO--                       VP INFLATION
                                       CLASS A SHARES                 PROTECTION--CLASS II
                                     -----------------  ------------------------------------------------
                                            2008          2008      2007      2006      2005      2004
                                     -------------------------------------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................       $   268        $   --    $   --    $   --    $   --    $   --
Units Outstanding..................            44            --        --        --        --        --
Variable Accumulation Unit Value...       $  6.16        $   --    $   --    $   --    $   --    $   --
Total Return.......................        (38.4%)           --        --        --        --        --
Investment Income Ratio............            --            --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................       $   248        $   --    $   --    $   --    $   --    $   --
Units Outstanding..................            40            --        --        --        --        --
Variable Accumulation Unit Value...       $  6.13        $   --    $   --    $   --    $   --    $   --
Total Return.......................        (38.7%)           --        --        --        --        --
Investment Income Ratio............            --            --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................       $    --        $  136    $   75    $   32    $    6    $    1
Units Outstanding..................            --            12         6         3        --        --
Variable Accumulation Unit Value...       $    --        $11.56    $11.75    $10.73    $10.55    $10.39
Total Return.......................            --         (1.6%)     9.5%      1.6%      1.6%      3.9%
Investment Income Ratio............            --          4.5%      4.4%      3.1%      5.4%      4.6%

GROUP 4 POLICIES
Net Assets.........................       $   477        $   --    $   --    $   --    $   --    $   --
Units Outstanding..................            74            --        --        --        --        --
Variable Accumulation Unit Value...       $  6.36        $   --    $   --    $   --    $   --    $   --
Total Return.......................        (36.4%)           --        --        --        --        --
Investment Income Ratio............            --            --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------










                     AMERICAN CENTURY VP                               AMERICAN CENTURY VP
                   INTERNATIONAL--CLASS II                               VALUE--CLASS II
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $ 1,100   $2,730    $1,691    $  119    $   53    $   943   $  843    $1,448    $  290    $  973
            87      119        87         8         4         76       49        81        19        67
       $ 12.60   $22.87    $19.39    $15.55    $13.74    $ 12.47   $17.03    $17.98    $15.18    $14.48
        (44.9%)   17.9%     24.7%     13.1%     14.8%     (26.8%)   (5.3%)    18.5%      4.9%     14.2%
          0.5%     0.5%      0.3%      0.7%      3.0%       2.1%     1.8%      0.5%      1.6%      0.4%


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
------------------------------------------------------------------------










                                                                                                   DREYFUS IP
                                                     CVS CALVERT                              TECHNOLOGY GROWTH--
                                              SOCIAL BALANCED PORTFOLIO                          INITIAL SHARES
                                     -------------------------------------------  -------------------------------------------
                                       2008     2007     2006     2005     2004     2008     2007     2006     2005     2004
                                     ----------------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $ 1,170   $1,713   $1,773   $1,642   $1,518  $ 1,776   $3,475   $2,964   $2,819   $3,086
Units Outstanding..................       98       98      104      104      101      284      325      313      311      351
Variable Accumulation Unit Value...  $ 11.90   $17.45   $17.10   $15.84   $15.09  $  6.24   $10.69   $ 9.38   $ 9.06   $ 8.79
Total Return.......................   (31.8%)    2.0%     8.0%     4.9%     7.5%   (41.6%)   13.9%     3.6%     3.1%    (0.2%)
Investment Income Ratio............     2.6%     2.4%     2.4%     1.9%     1.7%       --       --       --       --       --

GROUP 2 POLICIES(b)
Net Assets.........................  $ 1,463   $2,183   $2,203   $2,069   $1,962  $ 1,954   $3,329   $2,963   $2,785   $2,429
Units Outstanding..................      172      175      181      184      183      299      299      303      296      266
Variable Accumulation Unit Value...  $  8.50   $12.44   $12.17   $11.25   $10.70  $  6.54   $11.17   $ 9.78   $ 9.43   $ 9.13
Total Return.......................   (31.7%)    2.2%     8.2%     5.1%     7.7%   (41.5%)   14.2%     3.8%     3.3%     0.0%
Investment Income Ratio............     2.6%     2.4%     2.3%     1.8%     1.8%       --       --       --       --       --

GROUP 3 POLICIES
Net Assets.........................  $    --   $   --   $   --   $   --   $   --  $   251   $  242   $  154   $   63   $   75
Units Outstanding..................       --       --       --       --       --       30       17       12        5        6
Variable Accumulation Unit Value...  $    --   $   --   $   --   $   --   $   --  $  8.45   $14.36   $12.52   $12.00   $11.56
Total Return.......................       --       --       --       --       --   (41.2%)   14.7%     4.3%     3.8%     0.5%
Investment Income Ratio............       --       --       --       --       --       --       --       --       --       --

GROUP 4 POLICIES
Net Assets.........................  $   716   $  937   $  979   $  755   $  451  $ 2,861   $4,303   $3,251   $2,514   $1,641
Units Outstanding..................       73       65       71       59       37      336      297      259      208      141
Variable Accumulation Unit Value...  $  9.76   $14.21   $13.83   $12.71   $12.03  $  8.50   $14.46   $12.60   $12.08   $11.64
Total Return.......................   (31.3%)    2.8%     8.8%     5.7%     8.3%   (41.2%)   14.7%     4.3%     3.8%     0.5%
Investment Income Ratio............     2.7%     2.3%     2.6%     2.2%     2.4%       --       --       --       --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------








                                                            DWS DREMAN
                        DREYFUS VIF                    SMALL MID CAP VALUE
                    DEVELOPING LEADERS--                    VIP--CLASS                         FIDELITY(R) VIP
                       INITIAL SHARES                        A SHARES                    CONTRAFUND(R)--INITIAL CLASS
      -----------------------------------------------  -------------------  -----------------------------------------------------
        2008     2007      2006      2005      2004            2008           2008      2007      2006      2005      2004
      ---------------------------------------------------------------------------------------------------------------------------


      $    --   $    --   $   --    $   --    $   --          $    73        $58,105  $106,766   $94,769   $87,169   $71,268
           --        --       --        --        --               11          3,121     3,268     3,389     3,455     3,282
      $    --   $    --   $   --    $   --    $   --          $  6.88        $ 18.65  $  32.66   $ 27.97   $ 25.21   $ 21.71
           --        --       --        --        --           (31.2%)        (42.9%)    16.8%     10.9%     16.1%     14.7%
           --        --       --        --        --               --           1.0%      1.0%      1.3%      0.3%      0.3%


      $    --   $    --   $   --    $   --    $   --          $    96        $37,491  $ 68,721   $59,914   $53,530   $40,911
           --        --       --        --        --               14          3,403     3,567     3,641     3,613     3,214
      $    --   $    --   $   --    $   --    $   --          $  6.98        $ 11.02  $  19.26   $ 16.46   $ 14.81   $ 12.73
           --        --       --        --        --           (30.2%)        (42.8%)    17.0%     11.2%     16.4%     14.9%
           --        --       --        --        --               --           1.0%      1.0%      1.3%      0.3%      0.3%


      $   966   $ 1,161   $  875    $  326    $  279          $    --        $ 5,558  $  6,943   $ 5,013   $ 3,083   $ 1,376
          112        84       56        22        20               --            475       341       289       199       104
      $  8.65   $ 13.86   $15.59    $15.02    $14.20          $    --        $ 11.71  $  20.36   $ 17.32   $ 15.50   $ 13.26
       (37.6%)   (11.1%)    3.8%      5.8%     11.3%               --         (42.5%)    17.6%     11.7%     16.9%     15.5%
         0.9%      0.6%     0.3%        --      0.2%               --           1.1%      1.0%      1.6%      0.2%      0.3%


      $    --   $    --   $   --    $   --    $   --          $   158        $23,771  $ 35,272   $23,566   $14,699   $ 6,747
           --        --       --        --        --               23          2,030     1,731     1,361       946       509
      $    --   $    --   $   --    $   --    $   --          $  6.91        $ 11.70  $  20.35   $ 17.30   $ 15.49   $ 13.25
           --        --       --        --        --           (30.9%)        (42.5%)    17.6%     11.7%     16.9%     15.5%
           --        --       --        --        --               --           1.1%      1.0%      1.3%      0.2%      0.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                      FIDELITY(R) VIP
                                               EQUITY-INCOME--INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $18,622   $34,182   $35,270   $28,755   $27,122
Units Outstanding..................     1,400     1,459     1,514     1,472     1,461
Variable Accumulation Unit Value...   $ 13.38   $ 23.49   $ 23.30   $ 19.52   $ 18.57
Total Return.......................    (43.1%)     0.8%     19.4%      5.1%     10.8%
Investment Income Ratio............      2.5%      1.8%      3.3%      1.6%      1.4%

GROUP 2 POLICIES(b)
Net Assets.........................   $11,580   $21,778   $22,182   $17,890   $16,306
Units Outstanding..................     1,242     1,334     1,372     1,323     1,270
Variable Accumulation Unit Value...   $  9.32   $ 16.33   $ 16.17   $ 13.52   $ 12.84
Total Return.......................    (42.9%)     1.0%     19.6%      5.3%     11.0%
Investment Income Ratio............      2.5%      1.8%      3.4%      1.6%      1.4%

GROUP 3 POLICIES
Net Assets.........................   $ 2,062   $ 3,044   $ 1,648   $   564   $   401
Units Outstanding..................       223       189       104        43        32
Variable Accumulation Unit Value...   $  9.23   $ 16.10   $ 15.86   $ 13.19   $ 12.46
Total Return.......................    (42.7%)     1.5%     20.2%      5.9%     11.5%
Investment Income Ratio............      2.7%      2.2%      4.0%      1.4%      2.8%

GROUP 4 POLICIES
Net Assets.........................   $ 9,793   $15,397   $12,294   $ 7,732   $ 4,697
Units Outstanding..................     1,070       963       781       589       380
Variable Accumulation Unit Value...   $  9.16   $ 15.97   $ 15.73   $ 13.09   $ 12.36
Total Return.......................    (42.7%)     1.5%     20.2%      5.9%     11.5%
Investment Income Ratio............      2.7%      2.0%      3.3%      1.3%      0.9%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                    GROWTH--INITIAL CLASS                           INDEX 500--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --     $  --     $  --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --     $  --     $  --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $    --   $   --    $   --     $  --     $  --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --     $  --     $  --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $ 2,379   $2,257    $1,128     $ 344     $ 316    $ 3,787   $2,818    $1,810    $1,486    $  906
           335      168       107        35        34        436      204       138       132        84
       $  7.10   $13.44    $10.58     $9.90     $9.36    $  8.68   $13.78    $13.07    $11.30    $10.78
        (47.2%)   27.0%      6.9%      5.8%      3.4%     (37.0%)    5.4%     15.7%      4.8%     10.6%
          1.1%     0.6%      0.3%      0.5%      0.2%       3.3%     3.8%      1.5%      1.3%      1.7%


       $    --   $   --    $   --     $  --     $  --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --     $  --     $  --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                      FIDELITY(R) VIP
                                                     INVESTMENT GRADE
                                                    BOND--INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  860    $  795    $  414    $  202    $   28
Units Outstanding..................       71        64        35        18         3
Variable Accumulation Unit Value...   $12.03    $12.44    $11.92    $11.42    $11.18
Total Return.......................    (3.2%)     4.3%      4.3%      2.2%      4.5%
Investment Income Ratio............     3.6%      3.3%      3.3%      0.7%     10.1%

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------










                       FIDELITY(R) VIP                                  FIDELITY(R) VIP
                   MID CAP--INITIAL CLASS                           OVERSEAS--INITIAL CLASS
      ------------------------------------------------  ----------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005     2004
      ------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --   $   --
            --       --        --        --        --         --       --        --        --       --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --   $   --
            --       --        --        --        --         --       --        --        --       --
            --       --        --        --        --         --       --        --        --       --


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --   $   --
            --       --        --        --        --         --       --        --        --       --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --   $   --
            --       --        --        --        --         --       --        --        --       --
            --       --        --        --        --         --       --        --        --       --


       $ 2,460   $3,434    $3,238    $2,972    $1,800    $ 3,329   $4,219    $2,195    $1,360   $  525
           164      138       151       156       112        280      199       122        89       41
       $ 15.03   $24.82    $21.47    $19.05    $16.10    $ 11.89   $21.16    $18.04    $15.28   $12.83
        (39.4%)   15.6%     12.7%     18.3%     24.9%     (43.8%)   17.3%     18.1%     19.0%    13.6%
          0.5%     0.9%      0.4%        --        --       3.2%     3.3%      0.8%      0.4%     0.9%


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --   $   --
            --       --        --        --        --         --       --        --        --       --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --   $   --
            --       --        --        --        --         --       --        --        --       --
            --       --        --        --        --         --       --        --        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                    JANUS ASPEN SERIES
                                              BALANCED--INSTITUTIONAL SHARES
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $36,589   $46,207   $45,896   $43,947   $43,708
Units Outstanding..................     1,573     1,665     1,813     1,906     2,031
Variable Accumulation Unit Value...   $ 23.26   $ 27.84   $ 25.36   $ 23.07   $ 21.52
Total Return.......................    (16.4%)     9.8%      9.9%      7.2%      7.8%
Investment Income Ratio............      2.7%      2.5%      2.2%      2.3%      2.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $50,629   $65,146   $61,661   $58,315   $54,629
Units Outstanding..................     3,816     4,111     4,281     4,460     4,488
Variable Accumulation Unit Value...   $ 13.27   $ 15.84   $ 14.40   $ 13.08   $ 12.17
Total Return.......................    (16.3%)    10.0%     10.2%      7.4%      8.0%
Investment Income Ratio............      2.7%      2.6%      2.2%      2.3%      2.3%

GROUP 3 POLICIES
Net Assets.........................   $ 1,232   $   656   $   497   $   394   $   335
Units Outstanding..................        95        43        36        31        29
Variable Accumulation Unit Value...   $ 12.93   $ 15.37   $ 13.90   $ 12.56   $ 11.63
Total Return.......................    (15.8%)    10.5%     10.7%      7.9%      8.5%
Investment Income Ratio............      2.7%      2.7%      2.2%      2.3%      2.3%

GROUP 4 POLICIES
Net Assets.........................   $13,684   $15,095   $12,257   $ 9,348   $ 6,487
Units Outstanding..................     1,052       974       875       738       553
Variable Accumulation Unit Value...   $ 13.03   $ 15.48   $ 14.01   $ 12.65   $ 11.72
Total Return.......................    (15.8%)    10.5%     10.7%      7.9%      8.5%
Investment Income Ratio............      2.7%      2.6%      2.2%      2.4%      2.7%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                     JANUS ASPEN SERIES                                JANUS ASPEN SERIES
            MID CAP GROWTH--INSTITUTIONAL SHARES             WORLDWIDE GROWTH--INSTITUTIONAL SHARES
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $29,630   $57,829   $55,577   $50,767   $52,683
            --       --        --        --        --      2,525     2,699     2,826     3,028     3,304
       $    --   $   --    $   --    $   --    $   --    $ 11.77   $ 21.42   $ 19.68   $ 16.76   $ 15.95
            --       --        --        --        --     (45.0%)     8.9%     17.4%      5.1%      4.0%
            --       --        --        --        --       1.2%      0.8%      1.8%      1.4%      1.0%


       $    --   $   --    $   --    $   --    $   --    $29,150   $56,285   $53,656   $47,111   $45,284
            --       --        --        --        --      4,497     4,782     4,973     5,136     5,200
       $    --   $   --    $   --    $   --    $   --    $  6.48   $ 11.77   $ 10.79   $  9.17   $  8.71
            --       --        --        --        --     (44.9%)     9.1%     17.6%      5.3%      4.3%
            --       --        --        --        --       1.2%      0.8%      1.8%      1.4%      1.0%


       $ 1,026   $  462    $  275    $  132    $  114    $ 1,055   $ 1,019   $   714   $   258   $   241
            93       24        17         9         9        140        75        58        25        24
       $ 11.01   $19.57    $16.04    $14.12    $12.57    $  7.53   $ 13.60   $ 12.41   $ 10.50   $  9.91
        (43.7%)   22.0%     13.6%     12.3%     20.7%     (44.7%)     9.6%     18.2%      5.9%      4.8%
          0.3%     0.2%        --        --        --       1.4%      0.8%      2.1%      1.4%      1.0%


       $    --   $   --    $   --    $   --    $   --    $ 5,019   $ 7,824   $ 6,179   $ 4,256   $ 2,999
            --       --        --        --        --        623       532       464       378       282
       $    --   $   --    $   --    $   --    $   --    $  8.07   $ 14.59   $ 13.31   $ 11.26   $ 10.63
            --       --        --        --        --     (44.7%)     9.6%     18.2%      5.9%      4.8%
            --       --        --        --        --       1.3%      0.8%      1.8%      1.5%      1.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                          MFS(R)
                                           INVESTORS TRUST SERIES--INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $   149   $  203    $   69    $   60    $   58
Units Outstanding..................        16       14         5         5         5
Variable Accumulation Unit Value...   $  9.59   $14.33    $13.00    $11.50    $10.72
Total Return.......................    (33.1%)   10.3%     13.0%      7.3%     11.4%
Investment Income Ratio............      0.7%     0.7%      0.5%      0.5%      0.6%

GROUP 4 POLICIES
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                           MFS(R)                                            MFS(R)
                        NEW DISCOVERY                                   RESEARCH SERIES--
                    SERIES--INITIAL CLASS                                 INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $   904   $  524    $  102    $   69    $   62    $   111   $  111    $   --    $   --    $   --
           109       38         8         6         6         14        9        --        --        --
       $  8.32   $13.71    $13.37    $11.81    $11.22    $  7.97   $12.47    $12.11    $11.93    $11.70
        (39.3%)    2.5%     13.2%      5.2%      6.5%     (36.1%)    3.0%      1.5%      2.0%     17.0%
            --       --        --        --        --       0.5%       --      0.7%      0.6%        --


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
------------------------------------------------------------------------









                                                          MFS(R)
                                                    UTILITIES SERIES--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   708   $   --    $   --    $   --    $   --
Units Outstanding..................       115       --        --        --        --
Variable Accumulation Unit Value...   $  6.22   $   --    $   --    $   --    $   --
Total Return.......................    (37.8%)      --        --        --        --
Investment Income Ratio............        --       --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   463   $   --    $   --    $   --    $   --
Units Outstanding..................        74       --        --        --        --
Variable Accumulation Unit Value...   $  6.23   $   --    $   --    $   --    $   --
Total Return.......................    (37.7%)      --        --        --        --
Investment Income Ratio............        --       --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $   811   $1,629    $  239    $   54    $   19
Units Outstanding..................        40       50         9         3         1
Variable Accumulation Unit Value...   $ 20.49   $32.87    $25.70    $19.58    $16.76
Total Return.......................    (37.7%)   27.9%     31.3%     16.8%     30.2%
Investment Income Ratio............      1.1%     0.6%      1.5%      0.3%      0.8%

GROUP 4 POLICIES
Net Assets.........................   $   780   $   --    $   --    $   --    $   --
Units Outstanding..................       123       --        --        --        --
Variable Accumulation Unit Value...   $  6.29   $   --    $   --    $   --    $   --
Total Return.......................    (37.1%)      --        --        --        --
Investment Income Ratio............        --       --        --        --        --

                                                   NEUBERGER BERMAN AMT
                                             MID-CAP GROWTH PORTFOLIO--CLASS I
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $   400   $  183    $   85    $   71    $   83
Units Outstanding..................        36        9         5         5         7
Variable Accumulation Unit Value...   $ 10.97   $19.37    $15.81    $13.79    $12.12
Total Return.......................    (43.4%)   22.5%     14.7%     13.7%     16.3%
Investment Income Ratio............        --       --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








               PIMCO                  PIMCO                      PIMCO
           GLOBAL BOND--          LOW DURATION--             REAL RETURN--
          ADMINISTRATIVE          ADMINISTRATIVE             ADMINISTRATIVE
           CLASS SHARES            CLASS SHARES               CLASS SHARES
      ----------------------  ---------------------  -----------------------------
       2008    2007    2006    2008    2007    2006   2008    2007    2006   2005
      ----------------------------------------------------------------------------


      $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $  --  $   --
          --      --      --      --      --    --       --      --     --      --
      $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $  --  $   --
          --      --      --      --      --    --       --      --     --      --
          --      --      --      --      --    --       --      --     --      --


      $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $  --  $   --
          --      --      --      --      --    --       --      --     --      --
      $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $  --  $   --
          --      --      --      --      --    --       --      --     --      --
          --      --      --      --      --    --       --      --     --      --


      $  214  $   77  $   31  $   18  $   --   $--   $  248  $   91  $   5  $    2
          19       7       3       2      --    --       24       8     --      --
      $11.44  $11.54  $10.52  $ 9.98  $10.18   $--   $10.20  $11.03  $9.96  $ 9.89
       (0.9%)   9.7%    5.2%   (2.0%)   1.8%    --    (7.5%)  10.7%   0.8%   (1.1%)
        3.2%    3.2%    2.7%    3.8%    6.1%    --     3.4%    4.0%   4.4%    3.4%


      $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $  --  $   --
          --      --      --      --      --    --       --      --     --      --
      $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $  --  $   --
          --      --      --      --      --    --       --      --     --      --
          --      --      --      --      --    --       --      --     --      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                  PIMCO                           ROYCE
                                             TOTAL RETURN--                     MICRO-CAP
                                             ADMINISTRATIVE                    PORTFOLIO--
                                              CLASS SHARES                   INVESTMENT CLASS
                                     ------------------------------  -------------------------------
                                      2008    2007    2006    2005     2008    2007    2006    2005
                                     ---------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $   --  $   --  $   --  $   --  $ 1,357  $2,187  $1,347  $   99
Units Outstanding..................      --      --      --      --      189     171     109      10
Variable Accumulation Unit Value...  $   --  $   --  $   --  $   --  $  7.20  $12.78  $12.40  $10.24
Total Return.......................      --      --      --      --   (43.7%)   3.0%   21.1%    2.4%
Investment Income Ratio............      --      --      --      --     2.9%    1.6%    0.3%    2.6%

GROUP 2 POLICIES(b)
Net Assets.........................  $   --  $   --  $   --  $   --  $ 1,442  $2,215  $1,584  $   91
Units Outstanding..................      --      --      --      --      200     174     128       9
Variable Accumulation Unit Value...  $   --  $   --  $   --  $   --  $  7.20  $12.76  $12.35  $10.20
Total Return.......................      --      --      --      --   (43.6%)   3.3%   21.1%    2.0%
Investment Income Ratio............      --      --      --      --     2.8%    1.6%    0.3%    4.3%

GROUP 3 POLICIES
Net Assets.........................  $  970  $  413  $   14  $    5  $    --  $   --  $   --  $   --
Units Outstanding..................      82      37       1      --       --      --      --      --
Variable Accumulation Unit Value...  $11.75  $11.22  $10.31  $ 9.92  $    --  $   --  $   --  $   --
Total Return.......................    4.8%    8.8%    3.9%   (0.8%)      --      --      --      --
Investment Income Ratio............    4.3%    3.2%    4.5%    4.0%       --      --      --      --

GROUP 4 POLICIES
Net Assets.........................  $   --  $   --  $   --  $   --  $ 2,725  $3,159  $1,757  $  115
Units Outstanding..................      --      --      --      --      374     245     142      11
Variable Accumulation Unit Value...  $   --  $   --  $   --  $   --  $  7.29  $12.84  $12.35  $10.20
Total Return.......................      --      --      --      --   (43.3%)   4.0%   21.1%    2.0%
Investment Income Ratio............      --      --      --      --     3.1%    1.8%    0.3%    1.1%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                   ROYCE
                 SMALL-CAP
                PORTFOLIO--                           T. ROWE PRICE
              INVESTMENT CLASS                   EQUITY INCOME PORTFOLIO
      -------------------------------  -------------------------------------------
        2008    2007    2006    2005     2008     2007     2006     2005     2004
      ----------------------------------------------------------------------------



      $ 1,798  $1,298  $  670  $  118  $12,858  $21,549  $19,914  $16,049  $10,984
          220     115      57      12    1,192    1,266    1,200    1,142      807
      $  8.14  $11.26  $11.59  $10.16  $ 10.79  $ 17.01  $ 16.59  $ 14.04  $ 13.61
       (27.7%)  (2.8%)  14.0%    1.6%   (36.6%)    2.5%    18.1%     3.2%    14.1%
         0.9%    0.1%    0.1%      --     2.3%     1.7%     1.6%     1.7%     1.7%


      $ 1,538  $1,513  $  977  $   69  $15,954  $27,215  $26,291  $21,744  $17,806
          189     135      85       7    1,449    1,571    1,558    1,524    1,292
      $  8.12  $11.21  $11.51  $10.06  $ 11.02  $ 17.33  $ 16.86  $ 14.25  $ 13.78
       (27.5%)  (2.6%)  14.5%    0.6%   (36.4%)    2.7%    18.4%     3.4%    14.3%
         0.8%    0.1%    0.1%      --     2.3%     1.7%     1.6%     1.6%     1.6%


      $    --  $   --  $   --  $   --  $ 3,013  $ 2,085  $ 1,144  $   772  $   626
           --      --      --      --      296      131       74       60       50
      $    --  $   --  $   --  $   --  $ 10.17  $ 15.92  $ 15.42  $ 12.96  $ 12.47
           --      --      --      --   (36.1%)    3.3%    19.0%     3.9%    14.9%
           --      --      --      --     2.6%     1.8%     1.6%     1.6%     1.6%


      $ 2,233  $1,804  $  892  $  148  $14,220  $20,671  $16,150  $ 9,931  $ 5,421
          267     156      76      15    1,390    1,289    1,041      762      432
      $  8.35  $11.47  $11.72  $10.18  $ 10.24  $ 16.02  $ 15.52  $ 13.04  $ 12.55
       (27.2%)  (2.1%)  15.2%    1.8%   (36.1%)    3.3%    19.0%     3.9%    14.9%
         0.8%    0.1%    0.1%      --     2.4%     1.8%     1.6%     1.7%     1.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                    T. ROWE PRICE
                                             LIMITED-TERM BOND PORTFOLIO
                                     -------------------------------------------
                                       2008     2007     2006     2005     2004
                                     -------------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................   $   --   $   --   $   --   $   --   $   --
Units Outstanding..................       --       --       --       --       --
Variable Accumulation Unit Value...   $   --   $   --   $   --   $   --   $   --
Total Return.......................       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --   $   --   $   --   $   --   $   --
Units Outstanding..................       --       --       --       --       --
Variable Accumulation Unit Value...   $   --   $   --   $   --   $   --   $   --
Total Return.......................       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --

GROUP 3 POLICIES
Net Assets.........................   $  567   $  275   $  213   $  154   $  162
Units Outstanding..................       47       23       19       14       15
Variable Accumulation Unit Value...   $12.07   $11.89   $11.27   $10.83   $10.64
Total Return.......................     1.6%     5.5%     4.1%     1.7%     1.1%
Investment Income Ratio............     3.8%     4.3%     3.9%     3.6%     3.4%

GROUP 4 POLICIES
Net Assets.........................   $   --   $   --   $   --   $   --   $   --
Units Outstanding..................       --       --       --       --       --
Variable Accumulation Unit Value...   $   --   $   --   $   --   $   --   $   --
Total Return.......................       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                  VAN ECK WORLDWIDE                         VAN ECK WORLDWIDE
                   ABSOLUTE RETURN                             HARD ASSETS
      ----------------------------------------  ----------------------------------------
        2008    2007    2006     2005    2004     2008     2007    2006    2005    2004
      ----------------------------------------------------------------------------------


      $    --  $   --  $   --  $    --  $   --  $ 6,746  $11,631  $4,812  $  454  $   --
           --      --      --       --      --      620      570     340      39      --
      $    --  $   --  $   --      $--  $   --  $ 10.89  $ 20.36  $14.14  $11.35  $   --
           --      --      --       --      --   (46.5%)   44.0%   24.5%   13.5%      --
           --      --      --       --      --     0.3%     0.1%      --      --      --


      $    --  $   --  $   --      $--  $   --  $ 5,151  $ 8,621  $3,579  $  158  $   --
           --      --      --       --      --      488      438     265      14      --
      $    --  $   --  $   --      $--  $   --  $ 10.56  $ 19.69  $13.63  $10.95  $   --
           --      --      --       --      --   (46.4%)   44.4%   24.5%    9.5%      --
           --      --      --       --      --     0.3%     0.1%      --      --      --


      $   627  $  477  $  171      $--  $   --  $ 1,318  $ 1,966  $1,161  $  536  $   30
           67      44      17       --      --       63       51      44      25       2
      $  9.34  $10.74  $10.33      $--  $ 9.87  $ 20.86  $ 38.71  $26.63  $21.39  $14.11
       (13.1%)   4.1%    4.6%       --   (1.3%)  (46.1%)   45.4%   24.5%   51.7%   24.0%
         0.1%    0.4%      --       --      --     0.3%     0.1%    0.0%      --    1.8%


      $    --  $   --  $   --      $--  $   --  $ 8,497  $12,922  $4,129  $  135  $   --
           --      --      --       --      --      761      627     292      12      --
      $    --  $   --  $   --      $--  $   --  $ 11.07  $ 20.55  $14.14  $11.35  $   --
           --      --      --       --      --   (46.1%)   45.4%   24.5%   13.5%      --
           --      --      --       --      --     0.3%     0.1%    0.0%      --      --


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                        VAN KAMPEN UIF
                                                EMERGING MARKETS DEBT--CLASS I
                                     ----------------------------------------------------
                                       2008      2007      2006      2005          2004
                                     ----------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --

GROUP 2 POLICIES(b)
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --

GROUP 3 POLICIES
Net Assets.........................   $   552   $  314    $   91    $   32        $   24
Units Outstanding..................        41       20         6         2             2
Variable Accumulation Unit Value...   $ 13.57   $15.96    $14.98    $13.52        $12.05
Total Return.......................    (15.0%)    6.5%     10.8%     12.3%         10.1%
Investment Income Ratio............      7.7%     7.3%      9.0%      7.6%          6.8%

GROUP 4 POLICIES
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------










                       VAN KAMPEN UIF                                    VAN KAMPEN UIF
              EMERGING MARKETS EQUITY--CLASS I                      U.S. REAL ESTATE--CLASS I
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $13,732   $35,299   $26,013   $18,450   $12,536   $   416   $    --   $   --    $   --    $   --
           938     1,040     1,068     1,031       932        75        --       --        --        --
       $ 14.62   $ 33.95   $ 24.34   $ 17.87   $ 13.45   $  5.57   $    --   $   --    $   --    $   --
        (56.9%)    39.5%     36.2%     32.9%     22.3%    (44.3%)       --       --        --        --
            --      0.4%      0.8%      0.4%      0.7%      1.6%        --       --        --        --


       $11,863   $29,608   $20,897   $13,512   $ 8,674   $   151   $    --   $   --    $   --    $   --
           782       842       830       722       627        27        --       --        --        --
       $ 15.16   $ 35.13   $ 25.14   $ 18.42   $ 13.83   $  5.58   $    --   $   --    $   --    $   --
        (56.8%)    39.8%     36.5%     33.2%     22.5%    (44.2%)       --       --        --        --
            --      0.4%      0.8%      0.4%      0.7%      2.9%        --       --        --        --


       $   614   $ 1,646   $   920   $   107   $    75   $   678   $   880   $  354    $   48    $   17
            37        43        34         5         5        50        40       13         2         1
       $ 16.64   $ 38.36   $ 27.31   $ 19.92   $ 14.88   $ 13.62   $ 21.94   $26.45    $19.16    $16.37
        (56.6%)    40.5%     37.1%     33.9%     23.1%    (37.9%)   (17.1%)   38.0%     17.1%     36.4%
            --      0.4%      0.8%      0.4%      0.4%      3.5%      1.2%     0.9%      0.9%      1.3%


       $ 8,782   $17,670   $ 9,762   $ 4,671   $ 1,257   $ 1,348   $    --   $   --    $   --    $   --
           513       447       348       228        82       233        --       --        --        --
       $ 17.10   $ 39.42   $ 28.06   $ 20.47   $ 15.29   $  5.76   $    --   $   --    $   --    $   --
        (56.6%)    40.5%     37.1%     33.8%     23.1%    (42.4%)       --       --        --        --
            --      0.4%      0.7%      0.3%      0.6%      3.4%        --       --        --        --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2008 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 19, 2009

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2008 AND 2007

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2008      2007
                                                                -------   -------
                                                                  (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $1,152 in
     2008 and $1,625 in 2007).................................  $41,308   $39,799
  Trading securities..........................................       52        71
Equity securities, at fair value
  Available-for-sale..........................................    1,133        15
Mortgage loans................................................    5,653     5,208
Policy loans..................................................      750       703
Securities purchased under agreements to resell...............      185       682
Other investments.............................................    1,515       648
                                                                -------   -------
     Total investments........................................   50,596    47,126
Cash and cash equivalents.....................................      907       893
Deferred policy acquisition costs.............................    4,667     3,431
Interest in annuity contracts.................................    4,716     4,468
Amounts recoverable from reinsurer............................    6,604     6,601
Other assets..................................................    1,847       869
Separate account assets.......................................   12,881    19,093
                                                                -------   -------
     Total assets.............................................  $82,218   $82,481
                                                                =======   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $48,766   $42,795
Future policy benefits........................................    3,733     2,766
Policy claims.................................................      193       183
Obligations under structured settlement agreements............    4,716     4,468
Amounts payable to reinsurer..................................    5,686     5,379
Other liabilities.............................................    2,253     2,824
Separate account liabilities..................................   12,881    19,093
                                                                -------   -------
     Total liabilities........................................   78,228    77,508
                                                                -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................       25        25
Additional paid in capital....................................    2,628     1,410
Accumulated other comprehensive income........................   (2,137)       95
Retained earnings.............................................    3,474     3,443
                                                                -------   -------
     Total stockholder's equity...............................    3,990     4,973
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $82,218   $82,481
                                                                =======   =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2008     2007     2006
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $1,374   $  855   $  565
  Fees-universal life and annuity policies................     619      601      487
  Net investment income...................................   2,755    2,578    2,400
  Net investment losses...................................    (406)     (66)     (41)
  Net revenue from reinsurance............................     206      206      214
  Other income............................................      35       36       28
                                                            ------   ------   ------
     Total revenues.......................................   4,583    4,210    3,653
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   2,141    1,781    1,646
  Increase in liabilities for future policy benefits......   1,225      777      529
  Policyholder benefits...................................     349      204      114
  Operating expenses......................................     900      963      899
                                                            ------   ------   ------
     Total expenses.......................................   4,615    3,725    3,188
                                                            ------   ------   ------
  (Loss) Income before income taxes.......................     (32)     485      465
  Income tax (benefit) expense............................     (63)     159      138
                                                            ------   ------   ------
NET INCOME................................................  $   31   $  326   $  327
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                                          ACCUMULATED
                                                 ADDITIONAL                  OTHER           TOTAL
                                       CAPITAL     PAID IN    RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                        STOCK      CAPITAL    EARNINGS   INCOME (LOSS)       EQUITY
                                       -------   ----------   --------   -------------   -------------
BALANCE AT JANUARY 1, 2006...........    $25       $1,410      $2,828       $   231         $ 4,494
                                                                                            -------
Comprehensive income:
  Net income.........................                             327                           327
                                                                                            -------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                          (154)           (154)
                                                                                            -------
  Other comprehensive income.........                                                          (154)
                                                                                            -------
Total comprehensive income...........                                                           173
                                                                                            -------
  Distribution to stockholder........                             (12)                          (12)
                                         ---       ------      ------       -------         -------
BALANCE AT DECEMBER 31, 2006.........     25        1,410       3,143            77           4,655
                                                                                            -------
  Cumulative effect of changes in
     accounting principles, net of
     income tax (see Note 3).........                             (26)                          (26)
                                         ---       ------      ------       -------         -------
BALANCE AT JANUARY 1, 2007, AS
  ADJUSTED...........................     25        1,410       3,117            77           4,629
                                                                                            -------
Comprehensive income:
  Net income.........................                             326                           326
                                                                                            -------
     Unrealized investment gains, net
       of related offsets,
       reclassification adjustments
       and income taxes..............                                            18              18
                                                                                            -------
  Other comprehensive income.........                                                            18
                                                                                            -------
Total comprehensive income...........                                                           344
                                         ---       ------      ------       -------         -------
BALANCE AT DECEMBER 31, 2007.........     25        1,410       3,443            95           4,973
Comprehensive income:
  Net income.........................                              31                            31
                                                                                            -------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                        (2,232)         (2,232)
                                                                                            -------
  Other comprehensive income.........                                                        (2,232)
                                                                                            -------
Total comprehensive income...........                                                        (2,201)
                                                                                            -------
  Capital Contribution...............               1,218                                     1,218
                                         ---       ------      ------       -------         -------
BALANCE AT DECEMBER 31, 2008.........    $25       $2,628      $3,474       $(2,137)        $ 3,990
                                         ===       ======      ======       =======         =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2008       2007       2006
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $     31   $    326   $    327
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization......................        10         34         55
     Net capitalization of deferred policy acquisition
       costs............................................      (324)      (128)      (248)
     Annuity and universal life fees....................      (489)      (455)      (412)
     Interest credited to policyholders' account
       balances.........................................     2,141      1,781      1,646
     Net investment losses..............................       406         66         41
     Equity in earnings of limited partnerships.........        65          1          1
     Deferred income taxes..............................       104          1         52
     Net revenue from intercompany reinsurance..........       (74)       (45)       (57)
     Net change in unearned revenue liability...........        36         30         49
     Changes in:
       Other assets and other liabilities...............        23        (67)         8
       Reinsurance recoverables and payables............        38         10         25
       Trading securities...............................         7          9         (1)
       Policy claims....................................        10         27         30
       Future policy benefits...........................     1,233        781        543
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     3,217      2,371      2,059
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Sale of available-for-sale fixed maturities........    16,084     12,765     11,100
     Maturity of available-for-sale fixed maturities....     1,217        997      1,337
     Sale of equity securities..........................        51         67         44
     Repayment of mortgage loans........................       491        449        618
     Sale of other investments..........................       129        181         95
  Cost of:
     Available-for-sale fixed maturities acquired.......   (23,354)   (15,147)   (15,182)
     Equity securities acquired.........................      (241)        (5)       (50)
     Cash collateral paid on derivatives................       (12)        (2)        --
     Mortgage loans acquired............................      (936)    (1,468)    (1,198)
     Other investments acquired.........................      (994)      (278)      (262)
     Securities purchased under agreements to resell....       497       (305)       (90)
  Policy loans (net)....................................       (47)       (51)       (52)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (7,115)    (2,797)    (3,640)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     9,509      5,467      6,183
     Withdrawals........................................    (4,973)    (4,809)    (4,174)
     Net transfers to the separate accounts.............      (307)      (544)      (371)
  (Decrease) increase in loaned securities..............      (460)       642        247
  Securities sold under agreements to repurchase (net)..        34          2       (154)
  Net (paydowns) proceeds from debt.....................        --         (1)         8
  Change in book and bank overdrafts....................        29        (19)        18
  Distribution to stockholder...........................        --         --        (12)
  Net distribution to limited partner...................        --         (7)        --
  Cash collateral received on derivatives...............        69          5         (3)
  Cash contribution from parent.........................        11         --         --
                                                          --------   --------   --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES.....     3,912        736      1,742
                                                          --------   --------   --------
Net increase in cash and cash equivalents...............        14        310        161
                                                          --------   --------   --------
Cash and cash equivalents, beginning of year............       893        583        422
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    907   $    893   $    583
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2008, 2007 AND 2006

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 10 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Fixed maturity investments, which the Company has both the ability and the intent to hold to maturity, are stated at amortized cost and classified as held-to-maturity. Investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value refer to Note 14 -- Fair Value Measurements. The amortized cost of debt securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidation Statement of Income. Unrealized gains and losses on available-for-sale securities are reported in accumulated other comprehensive income, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments classified as trading fixed maturities are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     Included within fixed maturity investments are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans. Changes in future anticipated prepayment speeds and estimated cash flows on these securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method. Prepayment assumptions for these securities are obtained from a bank or internal estimates.

     Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 14 -- Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


sale are reflected in net unrealized investment losses in accumulated other comprehensive income, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment losses in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: i) whether the decline is substantial; ii) the duration that the fair value has been less than cost; iii) the financial condition and near-term prospects of the issuer; and iv) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, when the recoverable value of the investment, based upon reasonably estimable cash flow and the fair value of the security are greater than the carrying value of the investment after the impairment.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the estimated fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy's cash surrender value.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives, real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for impairments. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs.

     In many cases, investment in limited partnerships and limited liability companies qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this special accounting practice. For such consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For such limited partnerships accounted for under the equity method, the unrealized gains and losses from the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

     Net investment (losses) gains on sales are generally computed using the specific identification method.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs, in accordance with Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(R), "Consolidation of Variable Interest Entities." A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns, or both, the Company would be deemed to be the VIE's "primary beneficiary" and would be required to consolidate the VIE. The Company's investments in VIEs are discussed in Note
4 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

     The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

     For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the effective life of those contracts. Changes in assumptions for all policies and contracts are reflected

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in the DAC asset, due to unrealized investment gains or losses, is recorded in other comprehensive income. Beginning in 2009 for new business, the Company will increase the amortization period for universal life policies and deferred annuity contracts to 99 years.

     DAC for annuity policies with life contingencies is amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

     The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument are within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting. During 2008 and 2007, the Company

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


evaluated the creditworthiness of counterparties, and, except as discussed in
Note 11 -- Derivative Financial Instruments and Risk Management; no issues were noted that led to a discontinuation of hedge accounting.

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of Statement of Financial Accounting Standards ("SFAS") No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities": (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment losses in the accompanying Consolidated Statement of Income, together with changes in the fair value of the related hedged item. The Company's fair value hedges are primarily hedges of available-for-sale fixed maturity securities and equity securities.

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS No. 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in accumulated other comprehensive income. These changes in fair value will be included in net investment gains and losses of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation", the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset/liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment losses in the accompanying Consolidated Statement of Income. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment losses in the accompanying Consolidated Statement of Income.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note
6 -- Policyholders' Liabilities.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, sales inducements, receivable from affiliates, and net deferred tax assets. Other liabilities consist primarily of collateral received on securities loaned, amounts payable for undelivered securities, and payables to affiliates.

  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with premiums so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
6 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Any excess profit is deferred and recognized as income in a constant relationship to insurance inforce and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2008, 2007 and 2006.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances (as discussed in Note 6 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
10 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     Effective January 1, 2007, the Company adopted FASB Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109. Under FIN No. 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for certain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are record as liabilities but off set to other assets in the accompanying Consolidated Balance Sheet and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense.

  SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2008 and 2007, all separate account assets are stated at fair value. Separate account liabilities at December 31, 2008 and 2007 represent the policyholders' interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     For fair values of various assets and liabilities refer to Note 14 -- Fair Value Measurements.

  BUSINESS RISKS AND UNCERTAINTIES

     The securities and credit markets have been experiencing extreme volatility and disruption. In some cases, the markets have exerted downward pressure on the availability of liquidity and capital. In the event the Company needs access to additional capital, its ability to obtain such capital may be limited and the cost of any such capital may be higher than available today.

     Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company's ability to meet its financial obligations. These ratings indicate a rating agency's view of an insurance company's ability to meet its obligations to its insured. In certain of the Company's markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company.

     The Risk-Based Capital, or RBC ratio, is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest-rate risk and general business risks. A continuation or worsening of the disruptions in the capital markets could increase equity and credit losses and reduce the Company's statutory surplus and RBC ratio.

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed income portfolio will decrease in value. If interest rates decline, the securities in the fixed income portfolio will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, are generally less liquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility. The future path of interest rates is uncertain. Large shocks to the level of interest rates or the shape of the yield curve may have an adverse financial impact to the Company as a result of the potential changes in policyholder behavior, spreads between our portfolio yields and crediting rates, or investment gains (losses).

     Credit defaults and impairments may result in write-downs in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies may, in the future, downgrade certain issuers or

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guarantors of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers or guarantors.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     The Company has exposure to sub-prime and mid-prime residential mortgage lending through its fixed maturity investments that are collateralized by mortgages that include sub-prime or mid-prime lending. Sub-prime residential mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles, including using relaxed mortgage-underwriting standards that provide for affordable mortgage products. These investments are primarily in the form of asset-backed securities ("ABS") supported by sub-prime or mid-prime mortgage loans or collateralized debt securities ("CDO") that contain a sub-prime or mid-prime loan component. At December 31, 2008, the market value of investments supported by sub-prime collateral is approximately $178 million with an unrealized loss of $37 million. Of this amount, 86.1% had "AAA" or "AA" credit quality ratings. At December 31, 2008, the market value of investments supported by mid-prime collateral is approximately $652 million with an unrealized loss of $194 million. Of this amount, 83.0% had "AAA" or "AA" credit quality ratings. The Company manages its sub-prime and mid-prime risk exposure by limiting the Company's holdings in these types of instruments, maintaining high credit quality investments, and performing ongoing analysis of cash flows, prepayment speeds, default rates and other stress variables.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

     Revenues of the Company's variable products are based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues.

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, expense, persistency and investment experience. Actual results could differ from those estimates. Management monitors actual experience and, where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

     The Company faces strong competition in its Life Insurance and Agency and Retirement Income Security businesses. The Company's ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company's career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The attractiveness to the Company's customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. These tax laws have been put in place to serve the social purpose of encouraging the purchase of life insurance for the protection of families and businesses. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company's products to its customers.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

NOTE 3 -- RECENT ACCOUNTING PRONOUNCEMENTS

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"). This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures around fair value measurements. This statement does not require any new fair value measurements, but the application of this statement could change current practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note
14 -- Fair Value Measurements for more information on SFAS No. 157.

     In February 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2"), which delayed the effective date of SFAS No. 157 to fiscal years beginning after November 15, 2008 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company did not apply the provisions of SFAS No. 157 to the nonfinancial assets and nonfinancial liabilities within the scope of FSP FAS 157-2. The effect is not expected to be significant in 2009.

     In October 2008, the FASB issued FSP No. FAS 157-3, "Determining the Fair Value of a Financial Asset when the Market for that Asset is Not Active" ("FSP FAS 157-3"). This FSP clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP FAS 157-3 was effective upon issuance and did not have a material impact on the Company's consolidated financial statements.

     In February 2007, the FASB issued SFAS No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS No. 115." This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company did not elect the fair value option for any financial assets or financial liabilities.

     In April 2007, the FASB issued FSP FIN No. 39-1, "Amendment of FIN No. 39" ("FSP FIN 39-1"). This FSP modifies FIN No. 39, "Offsetting of Amounts Related to Certain Contracts", and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. The Company's adoption of this guidance, effective January 1, 2008, did not have an effect on the Company's consolidated financial position or results of operations.

     In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, "Hedging -- General: Issues Involving the Application of the Shortcut Method under Paragraph 68" ("Implementation Issue E23"). Implementation Issue E23 amends SFAS No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

     In September 2008, the FASB issued FSP FAS 133-1 and FIN No. 45-4, "Disclosures about Credit Derivatives and Certain Guarantees" an amendment of SFAS No. 133 and FIN No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative's fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee's performance risk. This FSP is effective for the Company's 2008 annual consolidated financial statements.

     In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities." This FSP requires enhanced disclosures about transfers of financial assets and interests in variable interest entities. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. Since this FSP requires only additional disclosures concerning transfers of financial assets and interests in variable interest entities, adoption of the FSP did not affect the Company's consolidated financial position or results of operations. The disclosures required by this FSP are provided in Note 4.

     In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20." This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

     In July 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006. On February 1, 2008 the FASB issued FSP No. 48-2, "Effective Date of FIN 48 for Certain Nonpublic Enterprises", which delayed the effective date for non-public entities to periods beginning after December 15, 2007 with early adoption permitted. The Company early adopted FIN No. 48 as of January 1, 2007. The cumulative effect of the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


adoption of FIN No. 48, as of January 1, 2007, resulted in a decrease to retained earnings and an increase to the Company's tax liability of $39 million.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140". This statement removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. This statement also provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. The Company has used the exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests is required to be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company adopted SFAS No. 155 effective January 1, 2007. The Company's adoption of SFAS No. 155 did not have a material effect on the Company's consolidated financial statements. The Company elected to measure at fair value certain financial instruments that contained an embedded derivative that would otherwise require bifurcation. These amounts were included in fixed maturities -- trading securities in the accompanying Consolidated Balance Sheet and totaled $48 million and $64 million at December 31, 2008 and 2007, respectively.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1")". SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Under SOP 05-1, exchanges of deferred annuity contracts are generally considered substantially unchanged contracts and DAC is not written off. Prior to the adoption of SOP 05-1, the Company accounted for exchanges of deferred annuities as replacements and wrote off the DAC. The Company adopted SOP 05-1 on January 1, 2007, which resulted in an increase to retained earnings of $13 million, net of income taxes.

     In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161") -- an amendment of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This statement amends and expands the disclosure requirements of SFAS 133 with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and; (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. This statement is effective for fiscal years and interim periods beginning after November 15, 2008. The Company is currently assessing the impact of SFAS No. 161 on the notes to consolidated financial statements.

     In February 2008, the FASB issued FSP FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions." The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. This guidance is not expected to impact the Company's consolidated financial statements upon adoption effective January 1, 2009.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In November 2005, the FASB issued FSP No. 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's Consolidated Statement of Income.

NOTE 4 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2008 and 2007, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2008                  2007
                                           -------------------   -------------------
                                           AMORTIZED     FAIR    AMORTIZED     FAIR
AVAILABLE-FOR-SALE                            COST      VALUE       COST      VALUE
------------------                         ---------   -------   ---------   -------
Due in one year or less..................   $ 1,485    $ 1,464    $   145    $   145
Due after one year through five years....    12,417     11,626      8,176      8,279
Due after five years through ten years...     9,160      8,009     12,243     12,181
Due after ten years......................     4,049      3,869      5,896      6,043
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency..............................       671        690      1,512      1,509
  Other mortgage-backed securities.......    13,342     11,923      7,949      7,999
  Other asset-backed securities..........     4,333      3,670      3,597      3,549
  Redeemable preferred securities........        76         57         95         94
                                            -------    -------    -------    -------
  TOTAL AVAILABLE-FOR-SALE...............   $45,533    $41,308    $39,613    $39,799
                                            =======    =======    =======    =======



     At December 31, 2008 and 2007, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                2008
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,432       $148        $    5       $ 2,575
U.S. agencies, state and municipal......        88          1            10            79
Foreign governments.....................       577         87            14           650
Corporate...............................    24,685        272         2,603        22,354
Mortgage-backed securities..............    13,342        242         1,661        11,923
Asset-backed securities.................     4,333         13           676         3,670
Redeemable preferred securities.........        76         --            19            57
                                           -------       ----        ------       -------
  TOTAL AVAILABLE-FOR-SALE..............   $45,533       $763        $4,988       $41,308
                                           =======       ====        ======       =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                2007
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,984       $ 43         $ 14        $ 3,013
U.S. agencies, state and municipal......        66         10           --             76
Foreign governments.....................       581         53            2            632
Corporate...............................    24,341        513          418         24,436
Mortgage-backed securities..............     7,949        122           72          7,999
Asset-backed securities.................     3,597         28           76          3,549
Redeemable preferred securities.........        95          1            2             94
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613       $770         $584        $39,799
                                           =======       ====         ====        =======



     At December 31, 2008, the Company had $10 million in contractual obligations to acquire additional private placement securities. At December 31, 2007, the Company had no outstanding contractual obligations to acquire additional private placement securities.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     Investments in bonds that have been non-income producing for the last twelve months totaled less than $1 million at December 31, 2008. These investments have been deemed other than temporarily impaired. At December 31, 2007, there were no investments in bonds that have been non-income producing for the last twelve months.

  EQUITY SECURITIES

     At December 31, 2008 and 2007, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                            COST       GAINS       LOSSES     FAIR VALUE
                                           ------   ----------   ----------   ----------
2008.....................................  $1,096       $39          $2         $1,133
2007.....................................  $   12       $ 5          $2         $   15


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     At December 31, 2008 and 2007, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $109 million and $106 million, respectively, at fixed and floating interest rates ranging from 2.28% to 7.00% in 2008, and fixed and floating interest rates ranging from 5.4% to 6.1% in 2007. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2008 and 2007, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings............................   $1,637     29.0%   $1,285     24.7%
  Residential.................................    1,134     20.1%    1,322     25.4%
  Retail facilities...........................      986     17.4%      882     16.9%
  Apartment buildings.........................      931     16.5%      895     17.2%
  Industrial..................................      905     16.0%      809     15.5%
  Other.......................................       60      1.0%       15      0.3%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,653    100.0%   $5,208    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central.....................................   $1,574     27.9%   $1,453     27.9%
  Pacific.....................................    1,508     26.7%    1,398     26.8%
  South Atlantic..............................    1,251     22.1%    1,131     21.7%
  Middle Atlantic.............................    1,093     19.3%      982     18.9%
  New England.................................      227      4.0%      244      4.7%
  Other.......................................       --      0.0%       --      0.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,653    100.0%   $5,208    100.0%
                                                 ======    =====    ======    =====



     The activity in the mortgage loan specific and general reserves as of December 31, 2008 and 2007 was summarized below (in millions):

                                                               2008   2007
                                                               ----   ----
Beginning balance............................................   $ 9    $7
Additions charged to operations..............................     4     2
                                                                ---    --
ENDING BALANCE...............................................   $13    $9
                                                                ===    ==



  OTHER INVESTMENTS

     The components of other investments as of December 31, 2008 and 2007 were as follows (in millions):

                                                              2008    2007
                                                             ------   ----
New York Life Short Term Fund..............................  $  698   $191
Collateralized third party loans...........................     353    155
Limited partnerships/Limited liability companies...........     332    230
Derivatives................................................     118     59
Real estate................................................       1     11
Collateral support agreements..............................      13      2
                                                             ------   ----
  TOTAL OTHER INVESTMENTS..................................  $1,515   $648
                                                             ======   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The New York Life Short Term Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("New York Life Investments"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $8 million and $10 million for the years ended December 31, 2008 and 2007, respectively, and were recorded as a component of accumulated other comprehensive income in the accompanying Consolidated Balance Sheet.

     There was no accumulated depreciation on real estate for December 31, 2008. Accumulated depreciation on real estate was $6 million for December 31, 2007. Depreciation expense for the years ended December 31, 2008, 2007 and 2006 totaled less than $1 million and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships, limited liability companies, and collateralized third party loans amounted to $671 million and $125 million at December 31, 2008 and 2007, respectively.

  VARIABLE INTEREST ENTITIES

     The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs is limited to its investment in the CDOs.

     The Company generally performed an expected loss/return analysis for those CDOs sponsored by an affiliate to determine whether it was the primary beneficiary in the CDO. Using a Top-Down method, the cash flows are allocated to each variable interest based on seniority for each of the probability weighted cash flow scenarios used to determine an entity's expected losses. The expected losses and expected residual returns of each variable interest holder from each cash flow scenario are then aggregated to determine which party (if any) absorbs the majority of the total expected losses or has the rights to the majority of the total expected residual returns. The Company was determined not to be the primary beneficiary of the VIE invested in as of December 31, 2008 and 2007. The investments in these CDOs are included in asset-backed securitizations ($6 million) and equity in asset-backed securitizations ($2 million) in the table below.

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments is limited to the amount of its investment.

     The Company performed a qualitative analysis to determine if the subordination features would result in the Company absorbing a majority of the expected losses of the issuing entity. In reviewing the deal documents including trust agreements, limited partnership agreements, and purchase agreements, the Company determined that they are not the primary beneficiary of any structured investment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's maximum exposure to loss relating to investments it holds that are deemed significant variable interests at December 31, 2008 and 2007 (in millions):

                                                                 MAXIMUM
                                                               EXPOSURE TO
                                                                   LOSS
                                                               -----------
                                                               2008   2007
                                                               ----   ----
Asset-backed securitizations.................................   $22   $ 25
Private placement structured notes...........................    61     82
Other investments:
  Equity in asset-backed securitizations.....................     2     15
  Limited partnerships.......................................     2      6
                                                                ---   ----
     TOTAL...................................................   $87   $128
                                                                ===   ====



     These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary of these VIEs. Investments in these VIEs represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in the VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations nor did it provide any additional financial or other support during the year.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $4 million at December 31, 2008 and 2007 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 5 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2008, 2007 and 2006 were as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Fixed maturities....................................  $2,458   $2,308   $2,179
Equity securities...................................       6        8        5
Mortgage loans......................................     316      271      239
Policy loans........................................      52       48       46
Other investments...................................       1       54       32
                                                      ------   ------   ------
  Gross investment income...........................   2,833    2,689    2,501
Investment expenses.................................     (78)    (111)    (101)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $2,755   $2,578   $2,400
                                                      ======   ======   ======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For the years ended December 31, 2008, 2007 and 2006, net investment losses were as follows (in millions):

                                                          2008   2007   2006
                                                         -----   ----   ----
Fixed maturities.......................................  $(404)  $(70)  $(28)
Equity securities......................................     (8)     7     (8)
Mortgage loans.........................................     (4)    (2)    (1)
Derivative instruments.................................     11      5     (6)
Other investments......................................     (1)    (6)     2
                                                         -----   ----   ----
  NET INVESTMENT LOSSES................................  $(406)  $(66)  $(41)
                                                         =====   ====   ====



     The net losses on fixed maturity trading securities amounted to $11 million for December 31, 2008. The net losses on both fixed maturity trading securities and equity trading securities amounted to $4 million for both December 31, 2007 and 2006. Trading gains and losses are included in net investment losses in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $131 million, $100 million and $67 million for the years ended December 31, 2008, 2007 and 2006, respectively; and realized losses were $193 million, $114 million and $100 million, respectively.

     Losses from other-than-temporary impairments on fixed maturities (included in net investment losses on fixed maturities in the above table) were $331 million, $51 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively. Losses from other-than-temporary impairments in equity securities (included in net investment losses on equity securities above) were $9 million for December 31, 2008, less than $1 million for December 31, 2007 and $2 million for December 31, 2006.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2008 and 2007 (in millions):

                                                                  2008
                                   -----------------------------------------------------------------
                                                              GREATER THAN
                                    LESS THAN 12 MONTHS        12 MONTHS                TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   156     $    2     $   20     $    3     $   176     $    5
  U.S. agencies, state and
     municipal...................       42          9          3          1          45         10
  Foreign governments............       56         12         14          2          70         14
  Corporate......................   10,994      1,189      4,514      1,415      15,508      2,604
  Mortgage-backed securities.....    3,546      1,022      1,236        639       4,782      1,661
  Asset-backed securities........    2,544        377        809        299       3,353        676
  Redeemable preferred
     securities..................       22          7         35         11          57         18
                                   -------     ------     ------     ------     -------     ------
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............   17,360      2,618      6,631      2,370      23,991      4,988
                                   -------     ------     ------     ------     -------     ------
EQUITIES
  Common stock...................       44          2         --         --          44          2
                                   -------     ------     ------     ------     -------     ------
  TOTAL TEMPORARILY IMPAIRED
     EQUITIES....................       44          2         --         --          44          2
                                   -------     ------     ------     ------     -------     ------
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $17,404     $2,620     $6,631     $2,370     $24,035     $4,990
                                   =======     ======     ======     ======     =======     ======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  2007
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   86      $  1      $   879      $ 13      $   965      $ 14
  U.S. agencies, state and
     municipal...................      --        --            7        --            7        --
  Foreign governments............      19         1           44         1           63         2
  Corporate......................   3,795       152        7,297       266       11,092       418
  Mortgage-backed securities.....   1,186        34        1,540        38        2,726        72
  Asset-backed securities........   1,212        46          876        30        2,088        76
  Redeemable preferred
     securities..................       1        --           44         2           45         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............   6,299       234       10,687       350       16,986       584
                                   ------      ----      -------      ----      -------      ----
EQUITIES
  Common stock...................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     EQUITIES....................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $6,304      $236      $10,687      $350      $16,991      $586
                                   ======      ====      =======      ====      =======      ====



     At December 31, 2008, fixed maturities represented nearly 100% of the Company's total unrealized loss amount, which was comprised of approximately 4,103 different securities. Equity securities comprise less than 1% of the Company's total unrealized loss amount, consisting of 241 securities.

     Fixed maturities that were in a continuous unrealized loss position for less than twelve months at December 31, 2008, totaled $2,618 million or 52% of the Company's total fixed maturities unrealized losses, and securities in a continuous unrealized loss position greater than twelve months totaled $2,370 million or 48% of the Company's total fixed maturities unrealized losses. Of the total amount of fixed maturities unrealized losses, $3,903 million or 78% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $1,086 million or 22% of the Company's total fixed maturities unrealized losses.

     The amount of gross unrealized losses for fixed maturities where the fair value had declined 20% or more of amortized cost totaled $3,521 million. The amount of time that each of these securities has continuously been 20% or more below amortized cost consist of $3,137 for 6 months or less, $361 million for greater than 6 months through 12 months, and $23 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative "money-good" analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it had the ability and intent to hold until recovery.

     Despite a decline in interest rates during the latter half of 2008, credit spreads widened significantly during the same period as the market experienced a flight to quality securities. The declining U.S. housing market, global

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credit crisis, U.S. recession and declining global economy all contributed to the increase in the number of securities with fair values below amortized cost and in the amount of unrealized losses as follows:

     Corporate Bonds. Unrealized losses on corporate bonds were $2,604 million or 52% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in corporate bonds is spread over 2,571 individual securities with varying interest rates and maturities. Corporate securities with a fair value below 80% of the security's amortized cost totaled $1,634 million or 33% of the total unrealized losses on fixed maturities. General market volatility, liquidity concerns, a slowing economy and credit deterioration in certain sectors caused significant credit spread widening and contributed to the unrealized losses. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security's amortized cost include Real Estate Investment Trusts ("REITs") ($380 million), building products ($139 million), gaming and leisure ($120 million), utilities ($94 million), and finance ($91 million). These securities are evaluated in accordance with the Company's impairment policy. Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $1,661 million or 33% percent of the total unrealized losses for fixed maturities. These losses are spread across approximately 839 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 80% of the security's amortized cost represented $1,412 million or 85% of total unrealized losses on mortgage -- backed securities. The majority of our holdings (approximately 99%) are investment grade and management believes all deals remain well collateralized. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates mortgage-backed securities for other than temporary impairments in accordance with our impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $676 million or 14% of the total unrealized losses for fixed maturities. These losses are spread across approximately 644 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with our impairment policy. Asset-backed securities that were priced below 80% of the security's amortized cost represented $442 million or 65% of the total unrealized losses for asset-backed securities. The Company had the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore, the Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(losses) during the current year and are included in net investment losses in the accompanying Consolidated Statement of Income.

     The amounts for the years ended December 31, 2008, 2007 and 2006 are as follows (in millions):

                                                         2008    2007    2006
                                                       -------   ----   -----
Net unrealized investment gains, beginning of the
  year...............................................  $    95   $ 77   $ 231
                                                       -------   ----   -----
Changes in net unrealized investment (losses) gains
  attributable to:
  Investments:
     Net unrealized investment (losses) gains arising
       during the period.............................   (2,665)    41    (217)
     Less: Reclassification adjustments for (losses)
       gains included in net income..................      153     15      (1)
                                                       -------   ----   -----
     Change in net unrealized investment (losses)
       gains, net of adjustments.....................   (2,818)    26    (216)
Impact of net unrealized investment (losses) gains
  on:
  DAC................................................      593    (14)     55
  Policyholders' account balances and future policy
     benefits........................................      (42)     9       4
  Other assets (deferred sales inducements)..........       35     (3)      3
                                                       -------   ----   -----
Change in net unrealized investment (losses) gains...   (2,232)    18    (154)
                                                       -------   ----   -----
NET UNREALIZED INVESTMENT (LOSSES) GAINS, END OF
  YEAR...............................................  $(2,137)  $ 95   $  77
                                                       =======   ====   =====



     Net unrealized investment (losses) gains arising during the period reported in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax (benefit) expense of $(1,435) million, $22 million and $(117) million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $82 million, $8 million and less than $(1) million respectively.

     DAC in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $319 million, $(8) million and $29 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $(23) million, $5 million and $2 million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $19 million, $(1) million, and $2 million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net unrealized investment gains (losses) reported in other comprehensive income at December 31, 2008, 2007 and 2006 are as follows (in millions):

                                                         2008    2007   2006
                                                       -------   ----   ----
Net unrealized investment (losses) gains.............  $(4,158)  $177   $137
Impact of net unrealized investment (losses) gains
  on:
  DAC................................................      871    (41)   (19)
  Policyholders' account balance and future policy
     benefits........................................      (56)     9     (5)
  Other assets (deferred sales inducements)..........       55      1      5
  Deferred taxes.....................................    1,151    (51)   (41)
                                                       -------   ----   ----
TOTAL NET UNREALIZED INVESTMENT (LOSSES) GAINS.......  $(2,137)  $ 95   $ 77
                                                       =======   ====   ====



NOTE 6 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2008 and 2007 were as follows (in millions):

                                                            2008      2007
                                                          -------   -------
Deferred annuities......................................  $28,776   $23,950
Universal life contracts................................   18,870    18,180
Supplementary contracts without life contingencies......      282       287
Unearned revenue liability..............................      371       270
Guaranteed Minimum Accumulation Benefit.................      316        72
Other...................................................      151        36
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $48,766   $42,795
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The Guaranteed Minimum Accumulation Benefit is the fair value of embedded derivatives on deferred annuity contracts.

     At December 31, 2008 and 2007, of the total policyholders' account balances of $48,766 million and $42,795 million, respectively, the total amounts related to policyholders' account balances that have surrender privileges were $47,927 million and $42,416 million, respectively. The amounts payable in cash to policyholders at December 31, 2008 and 2007 were $46,263 million and $40,884 million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2008:

PRODUCT                             INTEREST RATE     WITHDRAWAL/SURRENDER CHARGES
-------                             -------------     ----------------------------
Deferred annuities................  2.40% to 10.00%   Surrender charges 0% to
                                                      10% for up to 10 years.
Annuities Certain.................  1.60% to 5.00%    No surrender or withdrawal charges.
Universal life contracts..........  3.05% to 6.04%    Various up to 19 years.
Supplementary contracts without
  life contingencies..............  3.50%             No surrender or withdrawal charges.


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2008 and 2007 were as follows (in millions):

                                                             2008     2007
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  702   $  968
  Other life..............................................      94       75
                                                            ------   ------
       Total life insurance...............................     796    1,043
Individual and group payout annuities.....................   2,870    1,680
Other contract liabilities................................      67       43
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $3,733   $2,766
                                                            ======   ======



     At December 31, 2008 and 2007, of the total future policy benefits of $3,733 million and $2,766 million, respectively, the total amounts related to policies that have surrender privileges were $732 million and $260 million, respectively. The amounts payable in cash to policyholders at December 31, 2008 and 2007 were $732 million and $260 million, respectively.

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2008:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------               -------------           -----------------
Life insurance:                    Based upon best         3.80% - 7.50%           Net level
  Taiwan business-                 estimates at time of                            premium reserve
  100% coinsured                   policy issuance with                            taking into
                                   provision for adverse                           account death
                                   deviations ("PAD").                             benefits, lapses
                                                                                   and maintenance
                                                                                   expenses with
                                                                                   PAD.
Individual and group payout        Based upon best         4.37% - 9.50%           Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a
                                   PAD.                                            rate expected at
                                                                                   issue with PAD.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  GUARANTEED MINIMUM BENEFITS

     At December 31, 2008 and 2007, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following chart provides the account value, net amount at risk and average attained age of contract holders at December 31, 2008 and 2007 for GMDB and GMAB ($ in millions):

                                                                  2008
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $3,470            $1,498            $9,940
Net amount at risk......................       $  588            $  468            $3,101
Average attained age of
  contractholders.......................           53                54                55



                                                                  2007
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,635            $1,808           $13,989
Net amount at risk......................       $   11            $    5           $   168
Average attained age of
  contractholders.......................           56                54                56

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2006...........................  $ 30   $  9    $ 39
  Incurred guarantee benefits........................     4     (2)      2
  Paid guarantee benefits............................    (3)    --      (3)
                                                       ----   ----    ----
Balance at December 31, 2006.........................    31      7      38
  Incurred guarantee benefits........................    13     65      78
  Paid guarantee benefits............................    (2)    --      (2)
                                                       ----   ----    ----
Balance at December 31, 2007.........................    42     72     114
  Incurred guarantee benefits........................    33    244     277
  Paid guarantee benefits............................   (10)    --     (10)
                                                       ----   ----    ----
BALANCE AT DECEMBER 31, 2008.........................  $ 65   $316    $381
                                                       ====   ====    ====



     For GMABs, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be derivatives under SFAS No. 149 and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income (refer to Note 14 -- Fair Value Measurements for discussion on the assumptions).

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2008 and 2007:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 3.14% to 10.89% for 2008 and 0.77% to 7.50% for 2007.

     - Volatility assumption was 13.08% for 2008 and 14.62% for 2007.

     - Mortality was assumed to be 91.00% of the A2000 table for both 2008 and 2007.

     - Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 8.10% for 2008, and 0.50% to 30.00%, with an average of 12.00% for 2007.

     - Discount rates ranged from 6.01% to 7.61% for 2008 and 5.26% to 7.61% for 2007.

     The following table presents the aggregate fair value of assets at December 31, 2008 and 2007, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2008               2007
                                              ----------------   ----------------
                                                GMDB     GMAB      GMDB     GMAB
                                              -------   ------   -------   ------
Separate Account:
  Equity....................................  $ 5,367   $  804   $ 9,417   $1,169
  Fixed income..............................    1,782      191     2,177      184
  Balanced..................................    1,550      162     2,063      162
General Account.............................    4,711      341     4,967      293
                                              -------   ------   -------   ------
     TOTAL..................................  $13,410   $1,498   $18,624   $1,808
                                              =======   ======   =======   ======



  SOP 03-1 LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     SOP 03-1 provides guidance for calculating additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, SOP 03-1 primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the SOP 03-1 liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2008 and 2007 (in millions):

                                                               2008   2007
                                                               ----   ----
Beginning balance............................................   $29    $23
Net liability increase.......................................    12      6
                                                                ---    ---
Ending balance...............................................   $41    $29
                                                                ===    ===



NOTE 7 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the SEC. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2008 and 2007 are as follows (in millions):

                                                            2008      2007
                                                          -------   -------
Registered..............................................  $12,271   $18,340
Non-registered..........................................      610       753
                                                          -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.........................  $12,881   $19,093
                                                          =======   =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 8 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of DAC for the years ended December 31, 2008, 2007 and 2006 is as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Balance at beginning of year                          $3,431   $3,310   $2,978
  Cumulative effect of accounting change, pre-tax
     (SOP 05-1).....................................      --       15       --
                                                      ------   ------   ------
  Balance at beginning of year, as adjusted.........   3,431    3,325    2,978
  Current year additions............................     673      560      593
  Amortized during year.............................    (349)    (432)    (345)
                                                      ------   ------   ------
  Change during year................................     324      128      248
  Balance at end of year before related
     adjustments....................................   3,755    3,453    3,226
  Adjustment for change in unrealized investment
     gains..........................................     912      (22)      84
                                                      ------   ------   ------
  BALANCE AT END OF YEAR............................  $4,667   $3,431   $3,310
                                                      ======   ======   ======



  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                         2008   2007   2006
                                                         ----   ----   ----
Balance at beginning of year...........................  $272   $228   $230
  Cumulative effect of accounting change, pre-tax (SOP
     05-1).............................................    --      6     --
                                                         ----   ----   ----
  Balance at beginning of year, as adjusted............   272    234    230
  Current year additions...............................    64     90     37
  Amortized during year................................   (59)   (48)   (44)
  Adjustment for change in unrealized investment
     gains.............................................    54     (4)     5
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $331   $272   $228
                                                         ====   ====   ====



NOTE 9 -- INCOME TAXES

     A summary of the net income tax expense (benefit) included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                         2008   2007   2006
                                                        -----   ----   ----
Current:
  Federal.............................................  $(167)  $154   $ 85
  State and local.....................................     --      4      1
                                                        -----   ----   ----
                                                         (167)   158     86
Deferred:
  Federal.............................................    104      1     52
                                                        -----   ----   ----
INCOME TAX EXPENSE (BENEFIT)..........................  $ (63)  $159   $138
                                                        =====   ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax asset (liability) reported in other assets and other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2008 and 2007 are as follows (in millions):

                                                             2008     2007
                                                            ------   ------
Deferred tax assets:
  Future policyholder benefits............................  $  663   $  669
  Employee and agents benefits............................      59       61
  Investments.............................................   1,474       --
  Other...................................................      21       16
                                                            ------   ------
     Gross deferred tax assets............................   2,217      746
                                                            ------   ------
Deferred tax liabilities:
  DAC.....................................................   1,398      964
  Investments.............................................      --       60
                                                            ------   ------
     Gross deferred tax liabilities.......................   1,398    1,024
                                                            ------   ------
       NET DEFERRED TAX ASSET (LIABILITY).................  $  819   $ (278)
                                                            ======   ======



     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory federal income tax rate to the effective tax rate for 2008, 2007 and 2006:

                                                       2008      2007      2006
                                                      -----      ----      ----
Statutory federal income tax rate...................   35.0%     35.0%     35.0%
Tax exempt income...................................  149.4%     (4.7)%    (4.9)%
Uncertain tax position..............................   (7.5)%     2.8%      0.0%
Investment credits..................................   14.8%     (0.8)%    (0.3)%
Other...............................................    4.5%      0.5%      0.0%
                                                      -----      ----      ----
EFFECTIVE TAX RATE..................................  196.2%     32.8%     29.8%
                                                      =====      ====      ====



     Pursuant to the tax allocation agreement discussed in Note 3 -- Recent Accounting Pronouncements, as of December 31, 2008 and 2007, the Company had recorded an income tax receivable/(payable) from New York Life of $85 million and $(95) million, respectively, included in other assets and other liabilities in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2001 and is currently auditing tax years 2002 through 2004. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2008 and 2007 are as follows (in millions):

                                                                 TOTAL
                                                                UNRECOG-
                                                               NIZED TAX
                                                                BENEFITS
                                                              -----------
                                                              2008   2007
                                                              ----   ----
BEGINNING OF PERIOD BALANCE.................................  $107   $ 94
Reductions for tax positions of prior years.................    (1)    (1)
Additions for tax positions of current year.................    24     14
Settlements with tax authorities............................   (14)    --
                                                              ----   ----
END OF PERIOD BALANCE.......................................  $116   $107
                                                              ====   ====



     The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2008 and 2007 is $43 million and $42 million, respectively. Total interest and penalties for the years ended December 31, 2008 and 2007, aggregated $8 million and $10 million, respectively, and are included in income tax (benefit) expense in the accompanying Consolidated Statement of Income. At December 31, 2008 and 2007, the Company had accrued $36 million and $33 million, respectively, of liabilities for tax-related interest, which is reported on the accompanying Consolidated Balance Sheet (included in other liabilities). The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 10 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 74% and 72% of the reinsurance ceded to non-affiliates at December 31, 2008 and 2007, respectively.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to Creditworthiness of the Obligor under those Instruments", the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $9 million and

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$4 million for December 31, 2008 and 2007, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $5 million, $1 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2008, 2007 and 2006, $75 million, $44 million and $54 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2008, 2007 and 2006 was as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  305   $  317   $  341
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  211   $  204   $  210
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $   95   $  110   $  130
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $5,692   $5,455   $5,238
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,653   $5,349   $5,089
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $   51   $  126   $  170
                                                      ------   ------   ------



     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                        2008   2007    2006
                                                        ----   ----   ------
Amounts recoverable from reinsurer....................  $702   $968   $1,055
Premiums ceded........................................  $ 74   $121   $  158
Benefits ceded........................................  $367   $214   $   81

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The effects of all reinsurance for the years ended December 31, 2008, 2007 and 2006 were as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Premiums:
  Direct............................................  $1,447   $  976   $  723
  Assumed...........................................       2        1        1
  Ceded.............................................     (75)    (122)    (159)
                                                      ------   ------   ------
Net premiums........................................  $1,374   $  855   $  565
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  539   $  515   $  509
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  206   $  206   $  214
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  704   $  522   $  350
                                                      ------   ------   ------
Increase in ceded liabilities for future
  policyholder benefits.............................  $   16   $   11   $    8
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $6,604   $6,601   $6,432
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,686   $5,379   $5,114
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $   51   $  126   $  170
                                                      ------   ------   ------



NOTE 11 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency, credit and market risk. These derivative financial instruments include interest rate and equity options as well as interest rate, currency and credit default swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation in excess of a specified threshold. The threshold typically declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     In September 2008, one of our derivative counterparties, Lehman Brothers Special Financing Inc. ("Lehman Brothers"), filed for chapter 11 bankruptcy. As a result, the Company terminated all derivative contracts with Lehman Brothers prior to their scheduled maturity dates. In accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), a gain of $5 million, which represents the effective portion of hedging contracts at the date they were de-designated, was recorded in accumulated other comprehensive income. The gains will be reclassified into net investment losses when the hedged forecasted transactions occur. A gain from the ineffective portion of the hedge transactions of $2 million, along with the gain on contracts that did not qualify for hedge accounting of $3 million, resulted in an aggregated realized gain of $5 million in net investment losses in the accompanying Consolidated Statement of Income.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates, or other financial indices.

     The following table presents the notional and fair value of derivative financial instruments for the years ended December 31, 2008 and 2007 (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2008               2007
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Interest rate swaps...........................   $   318    $ 27    $ 1,183    $ 12
Currency swaps................................       101       7        129     (14)
Equity options................................       239      61        315      19
Interest rate options.........................    17,975       6     19,050      27
Credit default swaps..........................        13      (1)         1      --
                                                 -------    ----    -------    ----
  TOTAL.......................................   $18,646    $100    $20,678    $ 44
                                                 =======    ====    =======    ====



     The notional and fair value amounts by type of hedge designation for the years ended December 31, 2008 and 2007 is as follows (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2008               2007
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Fair value hedges.............................   $    --    $ --    $    --    $--
Cash flow hedges..............................       178      30        245     --
Non-qualifying derivatives....................    18,468      70     20,433     44
                                                 -------    ----    -------    ---
  TOTAL.......................................   $18,646    $100    $20,678    $44
                                                 =======    ====    =======    ===



     For the years ended December 31, 2008 and 2007, there were no net investment gains or losses related to the ineffective portion of fair value hedges.

     During 2008 and 2007, there were no fair value hedges that discontinued hedge accounting treatment due to ineffectiveness.

     Presented below is a roll forward of the components of other comprehensive income (loss) before taxes related to cash flow hedges (in millions):

                                                           2008   2007   2006
                                                           ----   ----   ----
Other comprehensive income (loss) balance at the
  beginning of the year..................................   $(2)   $ 2    $ 7
Gains (losses) deferred in other comprehensive income on
  the effective portion of cash flow hedges..............    31     (5)    (7)
Gains reclassified to net income.........................     6      1      2
                                                            ---    ---    ---
Other comprehensive income (loss) balance at the end of
  the year...............................................   $35    $(2)   $ 2
                                                            ===    ===    ===



     The ineffective portion of cash flow hedges totaled less than $1 million for year ended December 31,2008. For the years ended December 31, 2007, and 2006, the ineffective portion of the cash flow hedges was less than $1 million. All components of each derivative's gains or losses were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS No. 149. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For cash flow hedges, the estimated amount of existing gains and losses that are reported in accumulated other comprehensive income at December 31, 2008 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate corridor and equity options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains and losses. For the years ended December 31, 2008, 2007 and 2006, the Company included in net investment losses in the accompanying Consolidated Statement of Income $10 million, $16 million and $(6) million, respectively, for changes in fair value related to derivatives that do not qualify for hedge accounting.

     As of December 31, 2008 and 2007, there were no embedded derivatives that could not be separated from their host contracts.

NOTE 12 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. In the U.S. these associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company has received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $10 million, which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2008 and 2007, $1,152 million and $1,625 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2008 and 2007, the Company recorded cash collateral received under these agreements of $1,197 million and $1,656 million, respectively, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2008 or 2007.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2008 and 2007, the Company had agreements to purchase and resell securities totaling $185 million and $682 million at an average coupon rate of 0.02% and 4.20%, respectively. At December 31, 2008, the Company had agreements to sell and repurchase securities totaling $36 million at an average coupon rate of 5.09%. At December 31, 2007, the Company had agreements to sell and repurchase securities totaling $2 million at an average coupon rate of 4.50%.

NOTE 13 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $668 million, $629 million and $624 million for the years ended December 31, 2008, 2007 and 2006, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     In 2008, the Company received a $1,218 million capital contribution in the form of securities and cash transferred to it by New York Life. The securities consisted of unaffiliated common stock having a fair value of $902 million, and fixed maturities having a fair value of $301 million. Cash and receivables transferred amounted to $15 million.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2008, 2007 and 2006, the Company's share of expenses associated with the lease of the aircraft was $1 million. The agreement expires in November 2009, with automatic one-year renewals, unless terminated earlier.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investments whereby New York Life Investments provide investment advisory services to the Company. At December 31, 2008, 2007 and 2006, the total cost for these services amounted to $46 million, $41 million and $40 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, New York Life Investments has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. New York Life Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, New York Life Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from New York Life Investments for the years ended December 31, 2008, 2007 and 2006 of $15 million, $17 million, and $15 million, respectively.

     At December 31, 2008 and 2007, the Company had a net liability of $295 million and $197 million, respectively, for the above-described services, which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. At December 31, 2008 and 2007, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,716 million and $4,468 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.30%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2008 and 2007, the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $184 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $86 million, $111 million and $92 million, for the years ended December 31, 2008, 2007 and 2006, respectively.

     In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the year ended December 31, 2008, the Company incurred an expense of $14 million under this new agreement. At December 31, 2008, the Company recorded a payable to NYLIFE Securities of less than $1 million under this new agreement.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2008 or December 31, 2007.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2008 and 2007, the credit facility was not used, no interest was paid and no outstanding balance was due.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2008 and 2007 there was no outstanding balance due to Capital Corporation. There was no interest expense for 2008. Interest expense for 2007 and 2006 was $1 million and $5 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2008 and 2007, the Company had recorded a receivable from

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2008, 2007 and 2006.

     The Company has a participation agreement with MCF, which allows with the Company to purchase collateralized loans to third parties underwritten by MCF. Under the participation agreement, NYLIAC assumes the performance risk on these loans with no recourse against MCF. In 2008 the Company purchased certain loans from MCF with a commitment amount of $269 million. In 2007, the Company purchased certain loans from MCF with a commitment amount of $88 million. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $4 million, $15 million and $14 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has an arrangement with NYLIFE Insurance Company of Arizona ("NYLAZ"), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $2 million from NYLAZ for the year ended December 31, 2008.

     The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2008 and 2007, the Company recorded liabilities of approximately $2,363 million and $2,395 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2008 and 2007, policyholders' account balances and separate account liabilities related to these policies aggregated $243 million and $313 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the year ended December 31, 2008, the Company recorded commission and fee expense to NYLINK agents of $3 million. For the years ended December 31, 2007 and 2006, the Company recorded commission and fee expense to NYLINK agents of $6 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 10 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 10 -- Reinsurance for more details).

NOTE 14 -- FAIR VALUE MEASUREMENTS

     As discussed in Note 3 -- Recent Accounting Pronouncements, SFAS No. 157 defines fair value and establishes a framework for measuring fair value that includes a three level hierarchy. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value measurements falls is determined based on the lowest level input that is significant to the fair value measurements.

     The Company applied the provisions of SFAS No. 157 prospectively to assets and liabilities measured at fair value. The adoption of SFAS No. 157 changed the valuation of freestanding derivatives as well as some embedded derivatives in insurance contracts. The change in valuation resulted from the inclusion of the Company's own credit standing, as well as that of the counterparty, in the valuation. The Company's adoption of SFAS No. 157 did not materially impact the fair values of other financial instruments.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

LEVEL 1 Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. This would include active exchange-traded equity and derivative securities, certain cash equivalents and open-ended mutual funds with a daily net asset value
         ("NAV") and no restrictions.
LEVEL 2 Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 includes U.S. Government and agency mortgage-backed debt securities, corporate debt securities, cash equivalents and short-term securities, certain private placements, and certain derivative contracts. Fair value for the fixed maturities in this category are priced principally by independent pricing services or by internal models using observable inputs. Fair values for derivatives, in this category, are priced by internal models using observable inputs.
LEVEL 3 Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurements. These inputs reflect management's own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Examples include certain private equity investments, certain asset-backed and mortgage-backed securities, certain highly structured securities, and embedded derivatives in insurance contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table represents the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2008 (in millions):

                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
ASSETS:
Fixed maturities:
  Available-for-sale......................       $    --         $39,538        $1,770      $41,308
  Trading.................................            --              16            36           52
Equity securities:
  Available-for-sale......................         1,130               2             1        1,133
Other investments(1)......................            --             114             4          118
Cash and cash equivalents.................             4             864            --          868
Amounts recoverable from reinsurers.......            --              --             9            9
Separate account assets...................         9,038           3,693           150       12,881
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $10,172         $44,227        $1,970      $56,369
                                                 =======         =======        ======      =======
LIABILITIES:
Policyholders' account balances(2)........            --              --           316          316
Other liabilities(1)......................            --              17             1           18
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    17        $  317      $   334
                                                 =======         =======        ======      =======



--------

(1)  Other investments and other liabilities consist of derivatives.

(2) Policyholder account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The table below presents a reconciliation of all Level 3 assets and liabilities for the year ended December 31, 2008 (in millions):

                                                                         ASSETS
                                    --------------------------------------------------------------------------------
                                                                    EQUITY
                                       FIXED         FIXED        SECURITIES                    AMOUNTS
                                    MATURITIES,   MATURITIES,   UNAFFILIATED,                 RECOVERABLE   SEPARATE
                                     AVAILABLE      TRADING       AVAILABLE        OTHER          FROM       ACCOUNT
                                     -FOR-SALE     SECURITIES     -FOR-SALE     INVESTMENTS    REINSURERS    ASSETS
                                    -----------   -----------   -------------   -----------   -----------   --------
FAIR VALUE, BEGINNING OF YEAR....      $1,731         $52            $ 3            $(1)          $ 3         $ --
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment income(1)..           5           1             --             --            --           --
       Net investment gains
          (losses)...............         (54)         (9)            (8)            --            --          (75)
       Other income..............          --          --             --             --             6           --
       Interest credited to
          policyholders' account
          balances...............          --          --             --             --            --           --
     Other comprehensive income..        (297)         --             --              5            --           --
  Purchases, sales, issuances,
     and settlements.............         173          (4)             1             --            --           67
  Transfers into (out of) Level
     3(2)........................         212          (4)             5             --            --          158
                                       ------         ---            ---            ---           ---         ----
FAIR VALUE, END OF YEAR..........      $1,770         $36            $ 1            $ 4           $ 9         $150
                                       ======         ===            ===            ===           ===         ====




                                                                    LIABILITIES
                                                            ---------------------------
                                                            POLIYHOLDERS'
                                                               ACCOUNT         OTHER
                                                               BALANCES     LIABILITIES
                                                            -------------   -----------
FAIR VALUE, BEGINNING OF YEAR.............................       $ 72           $--
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment income(1)...........................         --            --
       Net investment gains (losses)......................         --             1
       Other income.......................................         --            --
       Interest credited to policyholders' account
          balances........................................        236            --
     Other comprehensive income...........................         --            --
  Purchases, sales, issuances, and settlements............          8            --
  Transfers into (out of) Level 3(2)......................         --            --
                                                                 ----           ---
FAIR VALUE, END OF YEAR...................................       $316           $ 1
                                                                 ====           ===



--------

(1) Net investment income includes amortization of discount and premium on fixed maturities.
(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  TRANSFERS

     Net transfers into Level 3 for fixed maturities available-for-sale totaled $212 million during the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes in place of previous observable information from third party pricing services or internal models. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets.

     The table below includes the unrealized gains (losses) for the year ended December 31, 2008 by category for Level 3 assets and liabilities still held at December 31, 2008 (in millions):

                                                                         ASSETS
                                    --------------------------------------------------------------------------------
                                                                    EQUITY
                                       FIXED         FIXED        SECURITIES                    AMOUNTS
                                    MATURITIES,   MATURITIES,   UNAFFILIATED,                 RECOVERABLE   SEPARATE
                                     AVAILABLE-     TRADING       AVAILABLE-       OTHER          FROM       ACCOUNT
                                      FOR-SALE     SECURITIES      FOR-SALE     INVESTMENTS    REINSURER     ASSETS
                                    -----------   -----------   -------------   -----------   -----------   --------
EARNINGS:
  Net investment income..........      $   4          $  1           $--            $--           $--         $ --
  Net investments gains
     (losses)(3).................        (54)          (10)           (8)            --            --          (75)
  Other income...................         --            --            --             --             6           --
  Interest credited to
     policyholders' account
     balance.....................         --            --            --             --            --           --
  Other comprehensive income.....       (296)           --            --              5            --           --
                                       -----          ----           ---            ---           ---         ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES).......................      $(346)         $ (9)          $(8)           $ 5           $ 6         $(75)
                                       =====          ====           ===            ===           ===         ====




                                                                      LIABILITIES
                                                              ---------------------------
                                                              POLIYHOLDERS'
                                                                 ACCOUNT         OTHER
                                                                 BALANCES     LIABILITIES
                                                              -------------   -----------
EARNINGS:
  Net investment income.....................................       $ --           $--
  Net investments gains (losses)(3).........................         --            (1)
  Other income..............................................         --            --
  Interest credited to policyholders' account balance.......        237            --
  Other comprehensive income................................         --            --
                                                                   ----           ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES)...................       $237           $(1)
                                                                   ====           ===



--------

(3) The net investment gains and losses included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included in the above table, as they are reported at contract value and not fair value in the accompanying Consolidated Balance Sheet.

  DETERMINATION OF FAIR VALUES

     The Company has an established and well-documented process for determining fair value. The following is a description of the valuation methodologies used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FIXED MATURITY AND EQUITY SECURITIES

     The fair value of fixed maturity and equity securities is determined by considering one of three primary sources. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly, securities are priced using an internal pricing model.

     Prices from a third party pricing vendor based on unadjusted quotes from an active market are classified as Level 1 within the fair value hierarchy. These generally include exchange-traded equity securities. An active market is defined as a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Prices from a third party pricing vendor for securities that are not traded on an exchange are generally valued using a discounted cash-flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to; benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The Company has determined that these inputs are market observable and such prices are generally classified into Level 2 of the fair value hierarchy.

     Broker quotes are non-binding and are generally considered Level 3.

     Prices from pricing services and broker quotes are validated on an ongoing basis to ensure the adequacy and reliability of the fair value measurements. The Company performs both quantitative and qualitative analysis of the prices including initial and ongoing review of third party pricing methodologies, back testing of recent trades, and a thorough review of pricing trends and statistics.

     Independent pricing vendors do not cover private placement securities. These securities are priced by an internally developed model based upon assigned comparable public issues adjusted for liquidity, maturity and rating. The Company assigns a credit rating based upon internal analysis. Private placement securities are generally classified in Level 2 of the fair value hierarchy. Where adjustments for liquidity are considered significant to the overall price, private placements are then classified in Level 3.

     Also, certain securities are priced based upon internal valuations using significant unobservable inputs and are considered Level 3.

  DERIVATIVE INSTRUMENTS

     Derivative instruments are reported on the Consolidated Balance Sheet at fair value and are reported in Other Investments or Other Liabilities. Derivative instruments generally are fair valued using pricing valuation models, which utilize observable market data. The remaining derivatives are either exchange-traded or priced by broker quotations.

     Derivative instruments classified as Level 1 in the fair value hierarchy include certain option contracts that are traded on an active exchange.

     Derivative instruments classified as Level 2 primarily include interest rate, currency, and certain credit default swaps, currency forwards and options. Over-the-counter ("OTC") derivatives are privately negotiated financial contracts and are fair valued using market-based inputs to models. Where models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, and measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified. Such instruments are classified within Level 2 of the fair value hierarchy.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     OTC derivatives that are currently valued using broker quotations are classified within Level 3 of the fair value hierarchy.

     Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by credit default swap spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate.

  CASH EQUIVALENTS

     Cash equivalents carried at fair value include money market funds, Treasury bills, commercial paper and other highly liquid instruments. Money market funds are valued using a daily NAV and therefore, are classified as Level 1. The remaining instruments are generally not traded in active markets, however their fair value are based on observable inputs and therefore they are classified as Level 2 within the fair value hierarchy.

  SEPARATE ACCOUNT ASSETS

     Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheet in accordance with SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). Assets within the separate account are primarily invested in mutual funds, equities and limited partnerships. The separate account assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances consist of embedded derivatives bifurcated from host contracts. Included is the embedded derivative for GMAB.

     The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company's medium term notes. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market, and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders' account balances has been reflected within Level 3 of our fair value hierarchy.

  NON-RECURRING FAIR VALUE MEASUREMENTS

     As discussed in Note 3 -- Recent Accounting Pronouncements, the Company elected to defer the provisions of SFAS No. 157 related to the non-financial assets and non-financial liabilities within the scope of FSP FAS No. 157-2.

  FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

     SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value and estimated fair value of instruments not otherwise disclosed in Note 4 of the Notes to the Consolidated Financial Statements at December 31, 2008 and 2007 are presented below (in millions):

                                                        2008                        2007
                                             -------------------------   -------------------------
                                             CARRYING   ESTIMATED FAIR   CARRYING   ESTIMATED FAIR
                                               VALUE         VALUE         VALUE         VALUE
                                             --------   --------------   --------   --------------
ASSETS
Mortgage loans.............................   $ 5,653       $ 5,274       $ 5,208       $ 5,234
Collateralized third party commercial
  loans....................................       353           342           155           155
Securities purchased under agreements to
  resell...................................       185           185           682           682
LIABILITIES
Policyholders' account
  balances -- investment contracts.........    25,637        24,193        20,502        20,502
Collateral received on securities lending
  and repurchase agreements................     1,197         1,197         1,656         1,656


     For mortgage loans, fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     For collateralized third party loans the estimated fair value for the loan portfolio at December 31, 2008 is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans. At December 31, 2007, fair value was considered to approximate carrying value as the spreads reflected market conditions at that time.

     Due to the short-term nature (generally one month) of securities purchased under agreements to resell, the asset's carrying value approximates fair value.

     For policyholders' account balances -- investment contracts, such as supplementary contracts without life contingencies and other deposit type contracts, account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. For annuities certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. At December 31, 2007, fair value was considered to approximate carrying value.

     For collateral received on securities lending and repurchase agreements included on the accompanying Consolidated Balance Sheet, the carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 15 --  SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $13 million, $146 million and $78 million during 2008, 2007 and 2006, respectively.

     Total interest paid was $15 million, $17 million and $18 million during 2008, 2007 and 2006, respectively.

     There was a non-cash capital contribution transaction of $1,207 million for the year ended December 31, 2008. The capital contributed consisted of $902 million in equity securities, $301 million in fixed maturity securities and $4 million in other assets. Non-cash investing transactions were $4 million and $35 million for the years ended December 31, 2007 and 2006, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 16 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations, the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has no permitted practices.

     At December 31, 2008 and 2007, statutory stockholder's equity was $3,596 million and $2,650 million, respectively. Statutory net income for the years ended December 31, 2008, 2007 and 2006 was ($387) million, $289 million and $252 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2008 or 2007. As of December 31, 2008, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $943 million. The maximum amount of dividends that may be paid in 2009 without prior approval is $357 million.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 13 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 3 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP

New York, New York
March 18, 2009

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Flexible Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The prospectus consisting of 67 pages.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation as to the reasonableness of aggregate fees and charges.

     The signatures.

     Written consents of the following persons (filed herewith):

     (a) Thomas F. English, Esq.

     (b) PricewaterhouseCoopers LLP

     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


     (1) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit 1.(1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.


     (2)          Not applicable.


     (3)(a)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.


     (3)(a)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(a)(2) to Registrant's Post-Effective Amendment No. 3 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), and filed 4/17/96 incorporated herein by reference.

     (3)(a)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

     (3)(b)       Not applicable.

     (3)(c)       Not applicable.

     (4)          Not applicable.


     (5) Form of Policy - Previously filed as Exhibit (5) to Registrant's initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference. Rider to the Policy - Previously filed as Exhibit 1.(5) to Registrant's Post- Effective Amendment No. 5 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/10/98 and incorporated herein by reference.



     (6)(a) Restated Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

     (6)(b)(1) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.


     (6)(b)(2) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

     (7)          Not applicable.

     (8)          Not applicable.


     (9)(a) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



     (9)(b) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit 1.(11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.


     (9)(c) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(d) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                  Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(e)       Participation Agreement between Janus Aspen Series and NYLIAC
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(f) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(g) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(h) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                  Exhibit 1.(9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(i) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

     (9)(j) Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Registrant's Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

     (9)(k) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Registrant's Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

     (9)(l) Amendment dated September 27, 2002 to Stock Sale Agreement dated June 4, 1993 between NYLIAC and MainStay VP Series
                  Fund, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8) (n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

     (9)(m) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CRF 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

     (9)(n) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

     (9)(o) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.


     (9)(p) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.



     (9)(q) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.


     (9)(r) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

     (9)(s) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

     (9)(t) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.


     (9)(u) Powers of Attorney for Scott L. Berlin, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



     (9)(v) Powers of Attorney for Christopher O. Blunt, Director, Senior Vice President and Chief Operating Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



     (9)(w) Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



     (9)(x) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



     (9)(y) Powers of Attorney for Steven D. Lash, Director, Senior Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



     (9)(z) Powers of Attorney for Theodore A. Mathas, Director, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



  (9)(a)(a) Powers of Attorney for John R. Meyer, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



  (9)(b)(b) Powers of Attorney for Mark W. Pfaff, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



  (9)(c)(c) Powers of Attorney for Angelo J. Scialabba, First Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



  (9)(d)(d) Powers of Attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



  (9)(e)(e)       Powers of Attorney for Michael E. Sproule, Director of NYLIAC
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



  (9)(f)(f) Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



  (9)(g)(g) Powers of Attorney for Michael Whitton, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.


2. Opinion and Consent of Thomas F. English, Esq. - Filed herewith.

3.                Not applicable.

4.                Not applicable.

5.                Not applicable.

6.                Opinion and Consent of Actuary

                  Not applicable.

7.                Consent of PricewaterhouseCoopers LLP - Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-I, certifies that it has met the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York on the 20th day of April, 2009.


                                        NYLIAC VARIABLE UNIVERSAL LIFE
                                        SEPARATE ACCOUNT-I
                                            (Registrant)

                                        By  /s/ Mario Lazzaro
                                           -------------------------------------
                                            Mario Lazzaro
                                            Vice President
                                        NEW YORK LIFE INSURANCE AND
                                        ANNUITY CORPORATION
                                            (Depositor)

                                        By  /s/ Mario Lazzaro
                                           -------------------------------------
                                            Mario Lazzaro
                                            Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


     Scott L. Berlin*               Director

     Christopher O. Blunt*          Director

     Frank M. Boccio*               Director

     Solomon Goldfinger*            Director

     Steven D. Lash*                Director and Chief Financial Officer

     Theodore A. Mathas*            Chairman and President (Principal Executive
                                    Officer)

     John R. Meyer*                 Director

     Mark W. Pfaff*                 Director

     Angelo J. Scialabba*           First Vice President and Controller
                                    (Principal Accounting Officer)

     Arthur H. Seter*               Director

     Michael E. Sproule*            Director

     Joel M. Steinberg*             Director

     Michael Whitton*               Director




By  /s/ Mario Lazzaro
   -------------------------------------
     Mario Lazzaro
     Attorney-in-Fact
     April 20, 2009


*  Pursuant to Powers of Attorney previously filed.

                                 EXHIBIT INDEX

Exhibit
Number                   Description
-------                  -----------

2.          Opinion and Consent of Thomas F. English, Esq.

7.          Consent of PricewaterhouseCoopers LLP